                                                                   EXHIBIT 10.46

                 PEGASO COMUNICACIONES Y SISTEMAS, S.A. DE C.V.

                       -----------------------------------

                                CREDIT AGREEMENT

                         DATED AS OF SEPTEMBER 25, 1998

                       -----------------------------------

                              QUALCOMM INCORPORATED
                       AS LENDER AND ADMINISTRATIVE AGENT


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                                TABLE OF CONTENTS

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SECTION 1. AMOUNT AND TERMS OF CREDIT...............................................     1
      1.1  Commitment...............................................................     1
      1.2  Types of Long-Term Loans.................................................     3
      1.3  Conversion and Continuation Elections....................................     3
      1.4  Duration of Interest Periods.............................................     3
      1.5  Existing Loans and Notice and Manner of Making Additional Loans or
           Converting/Continuing Long-Term Loans....................................     4
           (a)    Existing Loans....................................................     4
           (b)    Notice and Manner of Making Additional Loans......................     4
           (c)    Conversions/Continuations of Loans................................     5
      1.6  Evidence Of Debt.........................................................     6
      1.7  Pro Rata Borrowings......................................................     7
      1.8  Interest.................................................................     7
      1.9  Increased Costs, Illegality, Etc.........................................     8
      1.10 Compensation.............................................................    10
      1.11 Change Of Lending Office.................................................    10
      1.12 EXIM Financing, Etc......................................................    10
      1.13 Common Terms Agreement; Conformance to Pari Passu Debt...................    11
      1.14 No Net Payments..........................................................    12
      1.15 Replacement of Lenders...................................................    13
SECTION 2. FEES; COMMITMENTS........................................................    13
      2.1  Fees.....................................................................    13
      2.2  Voluntary Reduction Of Commitments.......................................    14
      2.3  Mandatory Adjustments Of Commitments, Etc................................    14
SECTION 3. PAYMENTS.................................................................    14
      3.1  Voluntary Prepayments....................................................    14
      3.2  Mandatory Prepayments and Repayments.....................................    15
      3.3  Method And Place Of Payment..............................................    16
      3.4  Net Payments.............................................................    16
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SECTION 4. CONDITIONS PRECEDENT TO ADDITIONAL LOANS.................................    17
      4.1  Conditions Precedent To Additional Loans on Additional Loans
           Closing Date.............................................................    17
           (a)    Effectiveness; Notes..............................................    17
           (b)    Opinion Of Counsel................................................    17
           (c)    Corporate Proceedings.............................................    18
           (d)    Guaranty..........................................................    18
           (e)    Security Documents................................................    18
           (f)    Consent Letter....................................................    19
           (g)    QUALCOMM Procurement Agreements and Other Agreements..............    19
           (h)    Officer's Certificate.............................................    19
           (i)    Adverse Change....................................................    19
           (j)    Consents, Approvals...............................................    19
           (k)    Litigation........................................................    19
           (l)    Incumbency Certificates...........................................    19
           (m)    Evidence Of Insurance.............................................    20
           (n)    Fee Letter........................................................    20
           (o)    Capital Contributions.............................................    20
           (p)    License Fees......................................................    20
           (q)    All Integral Assets In Borrower; Holdings Undertaking.............    20
           (r)    Spanish Translations..............................................    20
           (s)    Government Authorizations.........................................    20
           (t)    Mortgage..........................................................    20
           (u)    Frequency Band License............................................    21
           (v)    Additional Matters, Documents Or Information......................    21
      4.2  Conditions Precedent To All Additional Loans.............................    21
           (a)    Borrowing Notice..................................................    21
           (b)    No Default; Representations And Warranties........................    21
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SECTION 5. REPRESENTATIONS, WARRANTIES AND AGREEMENTS...............................    21
      5.1  Corporate Status.........................................................    22
      5.2  Corporate Power And Authority............................................    22
      5.3  No Violation.............................................................    22
      5.4  Enforceability...........................................................    22
      5.5  Litigation...............................................................    22
      5.6  Use Of Proceeds..........................................................    23
      5.7  Governmental Approvals...................................................    23
      5.8  Financial Condition; Financial Statements................................    23
      5.9  Security Interests.......................................................    23
      5.10 Subsidiaries.............................................................    24
      5.11 Intellectual Property....................................................    24
      5.12 Compliance With Law; Licenses............................................    24
      5.13 Environmental Matters....................................................    24
      5.14 Year 2000................................................................    24
      5.15 No Subordination.........................................................    24
      5.16 Taxes....................................................................    25
      5.17 Ownership And Liens......................................................    25
      5.18 Indebtedness.............................................................    25
      5.19 Accuracy Of Information Furnished; Complete Disclosure...................    25
      5.20 Other Regulatory Compliance..............................................    26
      5.21 Employee Benefit Plans; Employment Matters...............................    26
      5.22 Sovereign Immunity.......................................................    27
SECTION 6. AFFIRMATIVE COVENANTS....................................................    27
      6.1  Information Covenants....................................................    27
           (a)    Annual Financial Statements.......................................    27
           (b)    Quarterly Financial Statements....................................    27
           (c)    Business Plan.....................................................    28
           (d)    Officer's Certificates............................................    28
           (e)    Notice Of Default, Litigation Or Environmental Claim..............    28
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           (f)    Year 2000 Compliance..............................................    28
           (g)    Other Information.................................................    28
      6.2  Books, Records And Inspections...........................................    29
      6.3  Insurance................................................................    29
      6.4  Payment Of Taxes.........................................................    29
      6.5  Corporate Franchises.....................................................    29
      6.6  Compliance With Statutes, Etc............................................    29
      6.7  Good Repair..............................................................    30
      6.8  Alcatel Procurement Agreement and Alcatel Credit Agreement...............    30
      6.9  Shareholder Pledge of Holdings Stock.....................................    30
      6.10 Intragroup Service Agreements............................................    30
      6.11 Business Plan............................................................    30
      6.12 Additional Security; Further Assurances..................................    30
      6.13 Consents, Approvals......................................................    31
      6.14 Maintenance Of Licenses And Compliance With Regulations And Related
           Agreements...............................................................    32
      6.15 Site Acquisition.........................................................    32
      6.16 Completion of Conditions Precedent.......................................    33
      6.17 Addition of Other Secured Creditors......................................    33
SECTION 7. NEGATIVE COVENANTS.......................................................    33
      7.1  Changes In Business......................................................    33
      7.2  Consolidation, Merger, Sale Or Purchase Of Assets, Etc...................    33
      7.3  Liens....................................................................    34
      7.4  Indebtedness.............................................................    36
      7.5  Advances, Investments And Loans..........................................    37
      7.6  Limitation On Creation Of Subsidiaries...................................    37
      7.7  Prepayments; Modifications...............................................    37
      7.8  Dividends, Etc...........................................................    38
      7.9  Transactions With Affiliates.............................................    39
      7.10 Leverage Ratio...........................................................    39
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      7.11 Minimum Asset Ownership Concentration....................................    39
      7.12 Limitation On Issuance Of Stock..........................................    39
      7.13 Compliance With Certain Regulations......................................    39
SECTION 8. EVENTS OF DEFAULT........................................................    39
      8.1  Payments.................................................................    40
      8.2  Representations, Etc.....................................................    40
      8.3  Covenants................................................................    40
      8.4  Default Under Other Agreements...........................................    40
      8.5  Bankruptcy...............................................................    40
      8.6  Security Documents.......................................................    41
      8.7  Guaranty.................................................................    41
      8.8  Judgments................................................................    41
      8.9  Lost Licenses............................................................    41
      8.10 Change Of Control........................................................    41
      8.11 Failure to Complete Conditions...........................................    41
      8.12 Objection to Pledge......................................................    41
      8.13 Mortgage.................................................................    42
SECTION 9. DEFINITIONS..............................................................    42
      9.2  Other Interpretive Provisions............................................    58
SECTION 10. ADMINISTRATIVE AGENT....................................................    59
      10.1 Appointment of QUALCOMM as Administrative Agent..........................    59
      10.2 Delegation of Duties by Administrative Agent.............................    59
      10.3 Liability of Administrative Agent........................................    59
      10.4 Reliance by Administrative Agent.........................................    60
      10.5 Notice of Default........................................................    60
      10.6 Non-Reliance by Lenders..................................................    61
      10.7 Indemnification..........................................................    61
      10.8 Successor Administrative Agent...........................................    62
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SECTION 11. MISCELLANEOUS...........................................................    63
      11.1  Payment Of Expenses, Indemnification, Etc...............................    63
      11.2  Right Of Setoff.........................................................    63
      11.3  Notices.................................................................    63
      11.4  Benefit Of Agreement....................................................    64
      11.5  No Waiver; Remedies Cumulative..........................................    65
      11.6  Payments Pro Rata.......................................................    66
      11.7  Calculations; Computations..............................................    66
      11.8  Governing Law; Submission To Jurisdiction; Venue; Waiver Of Jury
            Trial...................................................................    66
      11.9  Counterparts............................................................    67
      11.10 Effectiveness...........................................................    68
      11.11 Headings Descriptive....................................................    68
      11.12 Amendment Or Waiver.....................................................    68
      11.13 Survival................................................................    68
      11.14 Domicile Of Loans.......................................................    68
      11.15 Confidentiality.........................................................    69
      11.16 Lender Register.........................................................    69
      11.17 Judgment Currency.......................................................    69
      11.18 Entire Agreement; Construction..........................................    70
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                                      vi.
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                                CREDIT AGREEMENT

       CREDIT AGREEMENT, dated as of September 25, 1998, among PEGASO COMUNICACIONES Y SISTEMAS, S.A. DE C.V., a corporation organized under the laws of Mexico (the "Borrower"), QUALCOMM INCORPORATED, a corporation organized under the laws of Delaware, ("QUALCOMM"), the lenders from time to time party hereto (each, a "Lender" and, collectively, the "Lenders"), and QUALCOMM as agent for the Lenders ("Administrative Agent"). Unless otherwise defined herein, all capitalized terms used herein and defined in SECTION 9 are used herein as so defined.

                                   WITNESSETH

       WHEREAS, Borrower Group intends to construct and operate a nationwide wireless broadband PCS system (the "System") in Mexico and QUALCOMM has entered into the Equipment Agreement and QUALCOMM Wireless Services (Mexico), S.A. de C.V., a wholly-owned subsidiary of QUALCOMM, (QUALCOMM and QUALCOMM Wireless Services, (Mexico), S.A. de C.V. each being a "Vendor" and collectively "Vendors") has entered into the Services Agreement pursuant to which Vendors have agreed to supply to Borrower certain of the equipment and services needed to complete and operate such system;

       WHEREAS, QUALCOMM has agreed to make available to Borrower credit facilities, the proceeds of which shall be used to finance certain of such equipment and services;

       WHEREAS, Borrower and QUALCOMM wish to enter into this Agreement to establish the credit facilities described above;

       NOW, THEREFORE, IT IS AGREED:

SECTION 1. AMOUNT AND TERMS OF CREDIT.

       1.1 COMMITMENT. Subject to and upon the terms and conditions, and subject to the limitations, herein set forth, each Lender severally agrees to make Loans to Borrower, which Loans shall be drawn, to the extent such Lender has a commitment under such Facility, under Facility-1, Facility-2 and the VAT Facility, as set forth below:

              (a) Loans under Facility-1 (each, together with Facility-1 Loans deemed made pursuant to SECTION 1.5(b), a "Facility-1 Loan" and, collectively, the "Facility-1 Loans") shall (i) be made from time to time on a Business Day during the Facility-1 Availability Period, (ii) constitute Tranche A Loans if such Loans are EXIM Qualified and are made prior to the Facility-1 Refinancing Date, (iii) constitute Tranche C Loans if such Loan are not EXIM Qualified and do not exceed $55,000,000 in aggregate original principal amount, (iv) constitute Tranche B Loans if such Loans are not Loans or Tranche C Loans, (v) not exceed in aggregate principal amount for any Lender with respect to any incurrence thereof the Facility-1 Commitment of such Lender as in effect on the date of such incurrence and (vi) to the extent made in any calendar year, not exceed in the aggregate the sum of the Base Financing Percentage plus the Contingent Financing Percentage, if any, for such calendar year of QUALCOMM Costs required to be paid in such calendar year; provided that, with respect to all of the foregoing, no Loans that are EXIM


                                       1.

Qualified will be made under Facility-1 after the Facility-1 EXIM Loans Closing Date. Once repaid, Facility-1 Loans may not be reborrowed.

              (b) Loans under Facility-2 (each a "Facility-2 Loan" and, collectively, the "Facility-2 Loans") shall (i) be made from time to time on a Business Day during the Facility-2 Availability Period, (ii) constitute (x) Tranche A Loans if such Loans are EXIM Qualified and are made prior to the Facility-2 Refinancing Date or (y) Tranche B if such Loans are not EXIM Qualified or are made on and after the Facility-2 Refinancing Date, (iii) not exceed in aggregate principal amount with respect to any incurrence thereof the Facility-2 Commitment of such Lender as in effect on the date of such incurrence and (iv) to the extent made in any calendar year, not exceed in the aggregate the sum of the Base Financing Percentage plus the Contingent Financing Percentage, if any, for such calendar year of QUALCOMM Costs required to be paid in such calendar year; provided that, with respect to all of the foregoing, no Loans that are EXIM Qualified will be made under Facility-2 after the Facility-2 EXIM Loans Closing Date. Once repaid, Facility-2 Loans may not be reborrowed.

              (c) Loans under the VAT Facility (each, a "VAT Loan" and, collectively, the "VAT Loans") (i) shall, except for the Existing VAT Loans, be made at any time and from time to time on a Business Day during the VAT Facility Availability Period, (ii) may be repaid and reborrowed in accordance with the provisions hereof and (iii) shall not exceed (inclusive of the Existing VAT Loans and giving effect to any incurrence) for any Lender in aggregate principal amount at the time of the incurrence thereof the VAT Loan Commitment of such Lender at such time.

              (d) Notwithstanding anything in this Agreement to the contrary, no Lender shall be obliged to make any Loan, to the extent that the initial aggregate principal amount of all Loans (other than Loans representing the capitalization of interest pursuant to SECTION 1.8) made hereunder shall exceed the Total Commitment.

              (e) Long-Term Loans which are incurred on or after the Effective Date shall be allocated among Tranche A, Tranche B and Tranche C Loans in the following priority:

       First, to Tranche A Loans to the extent of 85% of each Invoice for QUALCOMM Costs allocable to the sale of equipment and to the provision of services in the U.S.;

       Second, to Tranche C Loans to the extent of the availability thereof; and

       Third, to Tranche B Loans to the extent of the availability thereof;

       provided, however, that upon receiving confirmation satisfactory to QUALCOMM from the Export Import Bank of the U.S. that costs reflected in any Invoice are, or are not, EXIM Qualified, QUALCOMM may, but shall not be obligated to, redesignate Tranche A Loans, in whole or part, in order of priority according to availability, to be Tranche C Loans or Tranche B Loans and, upon written notice to Administrative Agent, with a copy thereof to Borrower, the interest accrued pursuant to each such redesignated Loan shall be retroactively adjusted and paid, or credited, as applicable, on the next succeeding Interest Payment Date; provided further, that with respect to Loans made under Facility-


                                       2.

       2, the foregoing references to Tranche C Loans, and designation and redesignation of Loans as Tranche C Loans shall be ignored.

       1.2 TYPES OF LONG-TERM LOANS. Each Long-Term Loan shall, in accordance with the terms of this Agreement, be in the form of either a Base Rate Loan or a Eurodollar Loan; provided, however, that, notwithstanding anything to the contrary herein, each initial borrowing of Long-Term Loans pursuant to SECTION 1.5(b) hereof shall be comprised solely of Base Rate Loans until the first Business Day of the calendar month next succeeding the effective date of such initial borrowing of such Loans but may as of such Business Day be converted into Eurodollar Loans and continued as provided in SECTION 1.3 hereof. At no time may Borrower maintain Eurodollar Loans in more than six (6) separate Interest Periods in respect of Facility-1 Loans and six (6) separate Interest Periods in respect of Facility-2 Loans.

       1.3 CONVERSION AND CONTINUATION ELECTIONS. Borrower may, upon irrevocable written notice to Administrative Agent, with reference to the Long-Term Loans:

              (a) elect to convert on any Business Day, Base Rate Loans in an amount equal to Two Million Five Hundred Thousand ($2,500,000) (or any integral multiple of One Hundred Thousand Dollars ($100,000) in excess thereof) into Eurodollar Loans; or

              (b) elect to convert any Eurodollar Loans into Base Rate Loans on the last day of the Interest Period applicable to such Eurodollar Loans; or

              (c) elect to continue any Eurodollar Loans (or any part thereof in an amount equal to Two Million Five Hundred Thousand Dollars ($2,500,000) or any integral multiple of One Hundred Thousand Dollars ($100,000) in excess thereof) as Eurodollar Loans on the last day of the Interest Period applicable to such Eurodollar Loans.

       1.4 DURATION OF INTEREST PERIODS.

              (a) Subject to the provisions of the definition of Interest Period and SECTION 1.2 and SECTION 1.3 above, the duration of each Interest Period applicable to a Eurodollar Loan shall be as specified in the applicable Notice of Conversion/Continuation.

              (b) If Administrative Agent does not receive a notice of election of duration of an Interest Period with respect to a borrowing of Eurodollar Loans pursuant to SUBSECTION (a) above within the applicable time limits specified herein, Borrower shall be deemed to have elected to make or convert such Loans in whole into Eurodollar Loans with an Interest Period of one month on the last day of the then current Interest Period with respect thereto. Notwithstanding anything to the contrary herein, any and all Eurodollar Loans shall be converted in whole into Base Rate Loans on the last day of the then existing Interest Period with respect thereto if Administrative Agent shall have received notice from Borrower or a Lender that an Event of Default exists and Administrative Agent, at the direction of Required Lenders shall have delivered to Borrower notice that such conversion is required.


                                       3.

       1.5 EXISTING LOANS AND NOTICE AND MANNER OF MAKING ADDITIONAL LOANS OR CONVERTING/CONTINUING LONG-TERM LOANS.

              (a) EXISTING LOANS. Set forth on SCHEDULE 1.5 hereto is a schedule of all amounts currently due or to become due under the QUALCOMM Procurement Agreements which the parties have agreed, on the Effective Date, are to be financed under Facility-1. Each such amount shall be deemed to be Tranche A Loans, Tranche B Loans or Tranche C Loans thereunder, outstanding under the Notes, if applicable, on and after the Effective Date. SCHEDULE 1.5 also sets forth a schedule of all Pagares outstanding on the Effective Date which the parties have agreed will be financed under the VAT Facility and shall continue to be outstanding on the terms set forth therein and shall be treated as VAT Loans hereunder on and after the Effective Date.

              (b) NOTICE AND MANNER OF MAKING ADDITIONAL LOANS.

                     (i) Not fewer than five (5) Business Days prior to the date Borrower desires to borrow hereunder, Borrower shall deliver by electronic facsimile transmission: (A) to each of Administrative Agent and QUALCOMM, written notice specifying (1) whether the requested Loan shall be made in cash (a "Cash Advance") or by means of a credit (a "Credit Advance") against amounts due to the applicable Vendor under the QUALCOMM Procurement Agreements, (2) the amount of such Borrowing which, in the case of a Cash Advance under either Long-Term Facility shall not be less than the Minimum Borrowing Amount, (3) with respect to requests of Cash Advances not made to Borrower, the Person to which such Cash Advance is requested to be made on behalf of Borrower and (4) the effective date for such Borrowing of Loans (which for Credit Advances shall be no earlier than the date on which payment is due under the QUALCOMM Procurement Agreements), which notice shall be in the form of EXHIBIT C to this Agreement (an "Loan Request"); and (B) to QUALCOMM, all invoices and any other supporting documentary information necessary to evidence the QUALCOMM Costs and VAT, if applicable, giving rise to such Loan Request (the "Invoices). After the date on which QUALCOMM receives each Loan Request and the accompanying Invoices, QUALCOMM shall have four (4) Business Days (the "Loan Request Review Period") during which to acknowledge receipt of the same and transmit such to Administrative Agent. Provided that QUALCOMM has acknowledged receipt of such Loan Request and such Invoices to Administrative Agent in writing or, if QUALCOMM has not so acknowledged within the Loan Request Review Period, the effective date for such borrowing of such Loans under Credit Advances shall be the first (1(st)) Business Day after the final day of such Loan Request Review Period and the applicable Invoice shall be deemed paid to the extent of such Loan.

                     (ii) On each date prior to the end of the Facility-1 Availability Period or the Facility-2 Availability Period, as applicable, on which payment under the QUALCOMM Procurement Agreements is due to QUALCOMM for which Borrower has delivered an Invoice, and such payment has not been made or a borrowing of Long-Term Loans has not been requested by Borrower pursuant to
SECTION 1.5(b)(i) hereof, QUALCOMM shall deliver to Administrative Agent by electronic facsimile transmission written notice of such due date and the amount of such payment due under the QUALCOMM Procurement Agreements (less any amounts as to which QUALCOMM and the Administrative Agent have received written notice from Borrower of any dispute with respect to such amount being due and payable), which notice


                                       4.

shall be in the form of EXHIBIT D to this Agreement (a "Notice of Deemed Loan"), and a borrowing of Base Rate Loans (which Loans shall be Tranche A Loans, Tranche B Loans or Tranche C Loans as shall be determined pursuant to SECTION 1.1(e)) shall be deemed to have been made as of the date on which such payment was due pursuant to the QUALCOMM Procurement Agreements and the amount of Long-Term Loans owing to each Lender shall automatically be increased as of such date to add to the principal amount thereof the amount of such required payment according to the Commitment of each Lender making such Long-Term Loan; provided, however, that Borrower may thereafter, elect to convert such Long-Term Loans in whole or in part to Eurodollar Loans in accordance with SECTION 1.5(c) below.

                     (iii) With regard to Long-Term Loans which are Credit
Advances: (A) to the extent that, with respect to any Lender, the amount equal to such Lender's Percentage under the applicable Facility multiplied by the aggregate amount required to be paid by Borrower at such time under the QUALCOMM Procurement Agreements exceeds amounts owing to such Lender under the QUALCOMM Procurement Agreements on such date, such Lender shall, by 12:00 noon New York time on such date, remit by wire transfer such excess to Administrative Agent; and (B) to the extent that, with respect to any Lender, the amount equal to such Lender's Percentage under the applicable Facility multiplied by the aggregate amount required to be paid by Borrower at such time under the QUALCOMM Procurement Agreements is less than the amount reported by QUALCOMM to Administrative Agent as amounts owing to such Lender under the QUALCOMM Procurement Agreements on such date, Administrative Agent shall promptly remit (from amounts received by Administrative Agent pursuant to (A) above) by wire transfer such shortfall to such Lender.

                     (iv) With regard to Loan Requests for Cash Advances, Administrative Agent shall promptly notify each Lender having a Commitment with respect thereto as to the content of each Loan Request for Cash Advances and whether or not QUALCOMM has advised Administrative Agent that the conditions set forth in the second sentence of SECTION 1.5(b)(i) have been satisfied. Provided that QUALCOMM has acknowledged Borrower's Loan Request to Administrative Agent in writing, such Lenders shall disburse to Administrative Agent in immediately available funds by 12:00 noon New York time on the requested funding date an amount equal to their respective Percentages multiplied by the amount of the borrowing requested in such Loan Request, and Administrative Agent shall promptly disburse the aggregate of such amounts in immediately available funds to Borrower or such other Person designated by Borrower in the Loan Request.

              (c) CONVERSIONS/CONTINUATIONS OF LOANS. On each date on which Borrower desires, with respect to Long-Term Loans to (A) continue any such Long-Term Loans that are Eurodollar Loans for another Interest Period, or (B) convert any such outstanding Long-Term Loans into Long-Term Loans of another type provided for in this Agreement, Borrower shall notify Administrative Agent (which notice shall be irrevocable) in writing by electronic facsimile transmission received no later than 1:00 p.m. New York time on the date one (1) Business Day before the day on which such requested Long-Term Loans are to be converted into Base Rate Loans, and received no later than 1:00 p.m. New York time on the date three (3) Business Days before the date on which such requested Long-Term Loans are to be continued for another Interest Period as or converted into Eurodollar Loans. Such notice shall specify (i) the effective date and amount of such Long-Term Loans or portion thereof to be continued or converted,


                                       5.

subject to the limitations set forth in SECTION 1.3 hereof, (ii) the interest rate option to be applicable thereto, and (iii) the duration of the applicable Interest Period, if any (subject to the provisions of the definition of Interest Period and SECTION 1.4) hereof. Each such notification (a "Notice of Conversion/Continuation") shall be in the form of EXHIBIT E to this Agreement.

              (d) Administrative Agent shall promptly notify each Lender as to the content of each Loan Request, Notice of Deemed Loan, and Notice of Conversion/Continuation.

              (e) Unless Administrative Agent shall have been notified by any Lender no later than the Business Day prior to the respective funding date of any borrowing of Loans that such Lender does not intend to make available to Administrative Agent immediately available funds equal to such Lender's Percentage under the relevant Facility of the total principal amount of such borrowing, Administrative Agent may (in its sole and absolute discretion) assume that such Lender has advanced funds in the amount of such Lender's relevant Percentage of such borrowing to Administrative Agent on the applicable funding date and Administrative Agent may, in reliance upon such assumption, make available to Borrower corresponding funds. Administrative Agent agrees to give prompt notice to Borrower in the event it advances funds on behalf of a Lender under this SECTION 1.5(e); provided that failure to give such notice shall in no way limit, restrict or otherwise affect Borrower's obligations or Administrative Agent's or any Lender's rights or remedies under this Agreement and the other Credit Documents. If Administrative Agent has made funds available to Borrower based on such assumption and such Loan is not in fact made available to Administrative Agent by such Lender, Administrative Agent shall be entitled to recover the corresponding amount of such Long-Term Loan on demand from such Lender. If such Lender does not promptly pay such corresponding amount upon Administrative Agent's demand, Administrative Agent shall notify Borrower and Borrower shall repay such Long-Term Loan to Administrative Agent, together with accrued interest thereon. Administrative Agent also shall be entitled to recover from such Lender interest on such Long- Term Loan in respect of each day from the date such Long-Term Loan was made by Administrative Agent to Borrower to the date such corresponding amount is recovered by Administrative Agent at the Federal Funds Effective Rate.

              (f) Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its commitments hereunder or to prejudice any rights which Borrower may have against any Lender as a result of any default by such Lender hereunder.

       1.6 EVIDENCE OF DEBT.

              (a) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of Borrower to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

              (b) Administrative Agent shall maintain the Lender Register pursuant to SECTION 11.16, and a subaccount therein for each Lender, in which shall be recorded (i) the amount of each Loan made hereunder, and each Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from Borrower to each Lender hereunder (including the amount of any capitalized interest under


                                       6.

SECTION 1.8(e)) and (iii) both the amount of any sum received by Administrative Agent hereunder from Borrower and each Lender's share thereof.

              (c) The entries made in the Lender Register and the accounts of each Lender maintained pursuant to SECTION 1.6(b) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of Borrower therein recorded; provided, that the failure of Administrative Agent or any Lender to maintain the Lender Register or any such account, or any error therein, shall not in any manner affect the obligation of Borrower to repay (with applicable interest) the Loans of each Lender in accordance with the terms of this Agreement.

              (d) Borrower agrees that, upon the request to Administrative Agent by any Lender under any Facility other than the VAT Facility, Borrower will execute and deliver to such Lender a promissory note of Borrower, which shall be jointly and severally guaranteed "avalados" by the Guarantors, dated the first day of the Availability Period for such Facility evidencing the Loans under such Facility of such Lender, substantially in the form of EXHIBIT A with appropriate insertions as to date and principal amount (each, a "Note"). Thereafter, the Loans evidenced by any such Note and interest thereon shall at all times (including after assignment pursuant to SECTION 11.4) be represented by one or more promissory notes in such form payable to the order of the payee named therein.

              (e) Borrower agrees that Borrower will execute and deliver to each Lender making a VAT Loan a Pagare, which shall be jointly and severally guaranteed "avalados" by the Guarantors, dated the date of issuance of such Pagare evidencing the VAT Loan made on that date. Thereafter, the VAT Loan evidenced by such Pagare and interest thereon shall at all times (including after assignment pursuant to SECTION 11.4) be represented by such Pagare in such form payable to the order of the payee named therein.

       1.7 PRO RATA BORROWINGS. All Loans under this Agreement shall be made by the Lenders pro rata on the basis of Commitments of the Lenders with a Commitment under the Facility under which such Loan is being made. It is understood that no Lender shall be responsible for any default by any other Lender in its obligation to make Loans hereunder and that each Lender shall be obligated to make the Loans provided to be made by it hereunder, regardless of the failure of any other Lender to fulfill its commitments hereunder.

       1.8 INTEREST.

              (a) Except as provided in the next sentence with respect to VAT Loans and as contemplated in SECTION 1.1(e), the unpaid principal amount of each Loan shall bear interest from the date of the incurrence thereof until payment maturity (whether by acceleration or otherwise) at a rate per annum which shall at all times (i) in the case of Eurodollar Loans, and during each Interest Period applicable thereto, be the Eurodollar Rate for such Interest Period plus the relevant Applicable Margin and (ii) in the case of Base Rate Loans, be the Base Rate plus the relevant Applicable Margin. The unpaid principal amount of each VAT Loan shall bear interest from the date of the incurrence thereof until payment maturity (whether by acceleration or otherwise) at a fixed rate per annum which shall at all times be the Applicable VAT Margin


                                       7.

plus the Eurodollar Rate in effect on the date of issuance of the Pagare associated with such VAT Loan (assuming an Interest Period of six months commencing on such date).

              (b) All overdue principal and, to the extent permitted by law, overdue interest in respect of each Loan and any other overdue amount payable hereunder shall bear interest at a rate per annum equal to the rate otherwise applicable thereto plus two percent (2%) per annum.

              (c) Except as provided in the next sentence with respect to VAT Loans, interest shall accrue from and including the date of the incurrence of Loans to but excluding the date of any repayment thereof and shall be payable
(i) in the case of Base Rate Loans, on the last Business Day of each calendar quarter, and (ii) in the case of each Eurodollar Loan, on the last day of each Interest Period applicable thereto and, in the case of an Interest Period in excess of three months, on each date occurring at three month intervals after the first day of such Interest Period and (iii) in the case of all Loans, on any prepayment (on the amount prepaid), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand. Interest shall accrue from and including the date of the incurrence of each VAT Loan to but excluding the date of any repayment thereof and shall be payable on any prepayment (on the amount prepaid), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.

              (d) All computations of interest hereunder shall be made in accordance with SECTION 11.7(b).

              (e) Anything in this Agreement to the contrary notwithstanding, and unless Borrower shall notify Administrative Agent that this SECTION 1.8(e) shall not be applicable to any of the interest payments on the Tranche A Loans or the Tranche C Loans otherwise covered hereby, (i) the interest that accrues on Tranche A Loans shall not be required to be paid in cash on any Interest Payment Date occurring prior to the Facility-1 Refinancing Date and (ii) the interest that accrues on Tranche C Loans shall not be required to be paid in cash on any Interest Payment Date occurring prior to the first anniversary of the Effective Date, but, in each case, on each such Interest Payment Date such accrued interest will be capitalized and added to the principal of the Tranche A Loans or Tranche C Loans of each Lender as to which such interest accrued.

              (f) Administrative Agent, upon determining the interest rate for any Borrowing of Eurodollar Loans for any Interest Period shall promptly notify Borrower and the Lenders thereof.

       1.9 INCREASED COSTS, ILLEGALITY, ETC.

              (a) In the event that (x) in the case of clause (i) below, Administrative Agent or (y) in the case of clauses (ii) and (iii) below, any Lender shall have determined in good faith (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto):

                     (i) on any date for determining the Eurodollar Rate for any Interest Period that, by reason of any changes arising after the date of this Agreement affecting the interbank Eurodollar market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Eurodollar Rate; or


                                       8.

                     (ii) at any time, that such Lender shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any Eurodollar Loans (other than taxes covered by SECTION 3.4 and any increased cost or reduction in the amount received or receivable resulting from the imposition of or a change in the rate of taxes or similar charges) because of (x) any change since the Effective Date in any applicable law, governmental rule, regulation, guideline or order (or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, guideline or order) (such as, for example, but not limited to, a change in official reserve requirements) and/or (y) other circumstances affecting the interbank Eurodollar market or the position of such Lender in such market; or

                     (iii) at any time, that the making or continuance of any Eurodollar Loan has become unlawful by compliance by such Lender in good faith with any law, governmental rule, regulation or guideline introduced or changed after the Effective Date;

then, and in any such event, such Lender (or Administrative Agent in the case of clause (i) above) shall (x) on such date and (y) within ten Business Days of the date on which such event no longer exists give notice (by telephone confirmed in writing) to Borrower and to Administrative Agent of such determination (which notice Administrative Agent shall promptly transmit to each of the other Lenders). Thereafter (x) in the case of clause (i) above, until such time as Administrative Agent notifies Borrower and the Lenders that the circumstances giving rise to such notice by Administrative Agent no longer exist, all new Loans, and all outstanding Loans as to which existing Interest Periods expire, shall bear interest at a rate per annum equal to (A) the Base Rate plus (B) the Applicable Margin, (y) in the case of clause (ii) above, Borrower shall pay to such Lender, upon written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its reasonable discretion shall determine after consultation with Borrower) as shall be required to compensate such Lender for such increased costs or reductions in amounts receivable hereunder (a written notice as to the additional amounts owed to such Lender, describing the basis for such increased costs and showing the calculation thereof, submitted to Borrower by such Lender shall, absent manifest error, be final and conclusive and binding upon all parties hereto) and (z) in the case of clause (iii) above, the obligations of such Lender to make and maintain Loans hereunder under the respective Facilities shall terminate and all of the outstanding Loans made by it shall be repaid.

              (b) If any Lender shall have determined that the adoption or effectiveness after the Effective Date of any applicable law, rule or regulation regarding capital adequacy, or any change therein after the Effective Date, or any change after the Effective Date in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Lender or its parent corporation with any request or directive made after the Effective Date regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's or its parent corporation's capital or assets as a consequence of its commitments or obligations hereunder to a level below that which such Lender or its parent corporation could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Lender's or its parent corporation's policies with respect to capital adequacy),


                                       9.

then from time to time, within 15 days after demand by such Lender (with a copy to Administrative Agent), Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or its parent corporation for such reduction. Each Lender, upon determining in good faith that any additional amounts will be payable pursuant to this SECTION 1.9(b), will give prompt written notice thereof to Borrower, which notice shall describe the basis for such claim and set forth the calculation of such additional amounts, although the failure to give any such notice shall not release or diminish any of Borrower's obligations to pay additional amounts pursuant to this SECTION 1.9(b) upon the subsequent receipt of such notice;

              (c) Notwithstanding the foregoing, a Lender shall not be entitled to receive reimbursement for claimed costs pursuant to this SECTION 1.9 incurred more than 15 months prior to the date Lender provides notice of a claim for reimbursement.

       1.10 COMPENSATION. Borrower shall compensate each Lender, upon its written request (which request shall set forth the basis for requesting such compensation), for all losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Lender to fund its Eurodollar Loans but excluding in any event the loss of anticipated profits) which such Lender may sustain: (i) if for any reason (other than a default by such Lender or Administrative Agent) Eurodollar Loans are not incurred on a date specified therefor in a Borrowing Notice (whether or not withdrawn by Borrower);
(ii) if any prepayment or repayment of any of its Eurodollar Loans (other than VAT Loans) occurs on a date which is not the last day of an Interest Period applicable thereto; (iii) if any prepayment of any of its Eurodollar Loans (other than VAT Loans) is not made on any date specified in a notice of prepayment given by Borrower; or (iv) as a consequence of any other default by Borrower to repay its Eurodollar Loans when required by the terms of this Agreement.

       1.11 CHANGE OF LENDING OFFICE. Each Lender agrees that, upon the occurrence of any event giving rise to the operation of SECTION 1.9(a)(ii) or
(iii), 1.9(b) or 3.4 with respect to such Lender, it will, if requested by Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans affected by such event, provided that such designation is made on such terms that such Lender and its lending office suffer no material economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of any such Section. Nothing in this SECTION 1.11 shall affect or postpone any of the obligations of Borrower or the right of any Lender provided in SECTION 1.9, 1.10 or 3.

       1.12 EXIM FINANCING, ETC. QUALCOMM shall have the right to (i) attempt to arrange and arrange at any time one or more EXIM Financings for each or both Long-Term Facilities, with the entering into of such EXIM Financings to reduce the respective Facility-1 Commitments and Facility-2 Commitments, as the case may be, as provided for in SECTION 2.3; and/or (ii) attempt to arrange and arrange for the Loans to be refinanced by other means, including a subparticipation of the Commitments or a debt issue in the public markets (each refinancing described in clause (i) or (ii), a "Refinancing") provided, however, that Borrower shall not be obliged to agree to any Refinancing if the structure, costs, and other terms and conditions and other relevant factors concerning the financing provided under any such Refinancing are not in the best commercial interests of Borrower as compared to the structure,


                                      10.

costs, and other terms and conditions and other relevant factors concerning the financing provided under this Agreement as they relate to the Loans and/or Commitments to be refinanced, provided, further, that if Borrower and QUALCOMM disagree as to whether the terms of any proposed Refinancing are in the best commercial interests of Borrower, the parties shall submit the matter to an independent, third party and internationally recognized investment banking firm mutually agreeable to the parties for its determination, which determination shall be binding on the parties hereto; and/or (iii) attempt to arrange and arrange for a syndication that complies with the requirements of SECTION 11.4 of the Commitments and Loans (a "Syndication"), it being agreed that Borrower and each Credit Party will cooperate with QUALCOMM to negotiate in good faith any such Refinancing and facilitate any such Syndication, provided, however, that QUALCOMM shall not within the 18 month period following the Effective Date, (x) the Borrower shall not be obligated to, and QUALCOMM shall not attempt to arrange, any refinancing of the type referred to in clause (ii) above and (y) QUALCOMM shall not solicit any potential Lender in connection with such Syndication which potential Lender is actively participating in the market for transactions similar to the Senior Bank Financing or the High Yield Debt financing; provided, further, that Borrower shall not be obligated to cooperate in any such attempted Syndication by QUALCOMM more than three (3) times. In connection with any such Refinancing or Syndication, Borrower may request that proposed participants therein shall enter into a Common Terms Agreement and if so requested, it shall also be a condition of such Refinancing or Syndication that such proposed participants enter the Common Terms Agreement.

       1.13 COMMON TERMS AGREEMENT; CONFORMANCE TO PARI PASSU DEBT.

              (a) A Borrower expects that it will desire to enter into an agreement (the "Common Terms Agreement") with all holders from time to time of Pari Passu Debt setting forth the intercreditor arrangements among all such holders and creating certain common terms. Each Lender hereto hereby agrees that they will become party to the Common Terms Agreement to the extent reasonably satisfactory to QUALCOMM and such Lender. Notwithstanding anything in this Agreement to the contrary, neither Administrative Agent, Collateral Agent nor any Lender shall be obligated to enter into any agreement whereby it is required to waive or modify the conditions precedent set forth in SECTION 4, or any obligation relating to the Collateral or Borrower's obligation to satisfy such conditions as required under SECTION 6.17.

              (b) SENIOR BANK FINANCING COMMON TERMS. Borrower and each Lender hereby agree that in connection with Borrower's negotiation of the Senior Bank Financing they shall negotiate with each other in good faith to promptly amend and restate this Agreement, and enter into a Common Terms Agreement with the holders of Pari Passu Debt, as necessary and appropriate to conform covenants and events of defaults in this Agreement with those applicable to the Senior Bank Financing to the extent such terms of the Alcatel Credit Agreement are conformed to such terms governing the Pari Passu Debt.

              (c) ALCATEL COMMON TERMS. Borrower and each Lender hereby agree that upon completion of the Alcatel Credit Agreement they shall negotiate with each other in good faith to promptly amend and restate this Agreement, and enter into a Common Terms Agreement with Alcatel Lender, as necessary and appropriate to make any inconsistencies between the terms of this Agreement which relate to interest rate, amortization, fees, representations and warranties,


                                      11.

covenants, conforming changes, and events of default and the comparable terms in the Alcatel Credit Agreement conform to the Alcatel Credit Agreement; provided, however, that no such amendment shall have the effect of changing the terms of this Agreement retroactively to apply to any period prior to the date of the Alcatel Credit Agreement.

              (d) ADDITIONAL CREDIT SUPPORT. To the extent that Alcatel Lender or any other provider of vendor financing to the Borrower Group shall, during any period from the date hereof through that date eighteen (18) months following the Effective Date, enjoy any credit support or security therefor from any shareholder of Holdings or their Affiliates, then such credit support and any security therefor, shall be immediately provided to Administrative Agent and Lenders hereunder on a pari passu basis.

       1.14 NO NET PAYMENTS. Borrower's obligation to make payments and perform all other obligations hereunder, and the rights of Administrative Agent and Lenders in and to such payments and performance, shall be absolute and unconditional and shall not be subject to any abatement, reduction, set-off, defense, counterclaim or recoupment for any reason whatsoever, including, without limitation, abatements or reductions due to any present or future claims of any Credit Party or their respective Affiliates against Administrative Agent, Collateral Agent or any Lender under this Agreement, the QUALCOMM Procurement Agreements or otherwise, against any vendor of equipment or services used or planned to be used as part of the System, or against any other Person for whatever reason. Except as otherwise expressly provided herein, this Agreement shall not terminate, nor shall the obligations of Borrower be affected, by reason of (a) any defect in or damage to, or any loss or destruction of, any of the equipment or services provided pursuant to the QUALCOMM Procurement Agreements or otherwise becoming part of the System from any cause whatsoever,
(b) the interference with the use of the System by Administrative Agent, Collateral Agent, any Lender or any other Person, (c) any defect in title to the System or any part thereof or any Lien on such title, or (d) any bankruptcy, insolvency, reorganization or other proceeding relating to, or any action taken by any trustee or receiver of, Administrative Agent, any Lender or any other Person, or (e) for any other cause, whether similar or dissimilar to the foregoing, any present or future law or regulation to the contrary notwithstanding, whether or not such cause shall give rise to a claim by any Credit Party or their respective Affiliates against any Lender under the QUALCOMM Procurement Agreements or otherwise, it being the express intention of the parties hereto that all amounts payable by Borrower hereunder shall be, and continue to be, payable in all events unless the obligation to pay shall be terminated pursuant to the express provisions of this Agreement. All payments made by Borrower hereunder as required hereby shall be final, and Borrower shall not seek to recover any such payment or any part thereof for any reason whatsoever. Nothing in this Agreement shall, however, release or waive any claim Borrower may have against Administrative Agent, any Lender or any other Person, whether in connection with the QUALCOMM Procurement Agreements or otherwise. If for any reason whatsoever this Agreement shall be terminated in whole or in part by operation of law or otherwise, Borrower shall nonetheless, to the extent permitted by applicable law, pay to Administrative Agent, on behalf of Lenders, an amount equal to each payment payable hereunder at the time and in the manner that such payment would have become due and payable under the terms of this Agreement if it had not been terminated in whole or in part.


                                      12.

       1.15 REPLACEMENT OF LENDERS Upon the occurrence of any event giving rise to the operation of SECTION 1.9(b) or SECTION 3.04 with respect to any Lender which results in such Lender charging to the Borrower increased costs in excess of those being charged generally by the Lenders or if a Lender has defaulted on its obligation to make Loans hereunder, Borrower shall have the right, if no Default or Event of Default then exists, to replace such Lender (the "Replaced Lender") with one or more other Eligible Transferee (collectively, the "Replacement Lender") reasonably acceptable to the Administrative Agent, provided that (i) at the time of any replacement pursuant to this SECTION 1.15, the Replacement Lender shall enter into one or more Assignment Agreements pursuant to SECTION 11.4(b) (and with all fees payable pursuant to said SECTION 11.4(b) to be paid by the Replacement Lender) pursuant to which the Replacement Lender shall acquire all of the Commitments and outstanding Loans of the Replaced Lender and, in connection therewith, shall pay to the Replaced Lender in respect thereof an amount equal to the sum of (A) an amount equal to the principal of, and all accrued but unpaid interest on, all outstanding Loans of the Replaced Lender and (B) an amount equal to all accrued, but unpaid, Commitment Fees owing to the Replaced Lender pursuant to SECTION 2.1, (ii) all obligations of the Borrower owing to the Replaced Lender (other than those specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being, paid) shall be paid in full to such Replaced Lender concurrently with such replacement. Upon the execution of the respective Assignment Agreement, the payment of amounts referred to in clauses (i) and (ii) above and, if so requested by the Replacement Lender, delivery to the Replacement Lender of the appropriate Note or Notes executed by the Borrower, the Replacement Lender shall become a Lender hereunder and the Replaced Lender shall cease to constitute a Lender hereunder, except with respect to indemnification provisions applicable to the Replaced Lender under this Agreement, which shall survive as to such Replaced Lender.

SECTION 2. FEES; COMMITMENTS.

       2.1 FEES.

              (a) Borrower agrees to pay to Administrative Agent a commitment fee ("Commitment Fee") (x) for the account of each Lender with a Facility-1 Commitment, for each day during the Facility-1 Availability Period computed at the rate of .50% per annum on the average daily Facility-1 Commitment of such Lender, (y) for the account of each Lender with a Facility-2 Commitment, for each day during each of the Facility-1 Availability Period and the Facility-2 Availability Period computed at the rate of (i) .25% per annum during the Facility-1 Availability Period on the daily average Facility-2 Commitment of such Lender and (ii) .50% per annum during the Facility-2 Availability Period on the daily average Facility-2 Commitment of such Lender, and (z) for the account of each Lender with a VAT Loan Commitment, for each day during the VAT Facility Availability Period, computed at the rate of .50% per annum on the daily average unutilized VAT Loan Commitment of such Lender. All such Commitment Fees shall be due and payable in arrears on the last Business Day of each March, June, September and December.

              (b) Borrower shall pay to QUALCOMM, for its own account, such fees as are set forth in the QUALCOMM Fee Letter when and as due.


                                      13.

              (c) All computations of Fees shall be made in accordance with
SECTION 11.7(b).

       2.2 VOLUNTARY REDUCTION OF COMMITMENTS. Upon at least five (5) Business Days' prior written notice (or telephonic notice confirmed in writing) to Administrative Agent (which notice shall be deemed to be given on a certain day only if given before 1:00 p.m. (New York time) on such day and shall be promptly transmitted by Administrative Agent to each of the Lenders), Borrower shall have the right, without premium or penalty, to terminate or partially reduce (x) the Total Facility-1 Commitment and/or the Total Facility-2 Commitment, provided that any such partial reduction shall apply to proportionately and permanently reduce the Commitments of each Lender under the affected Facility and/or (y) the unutilized Total VAT Loan Commitment. Any partial reduction pursuant to this
Section 2.2 shall be in the amount of at least $1,000,000.

       2.3 MANDATORY ADJUSTMENTS OF COMMITMENTS, ETC.

              (a) The Facility-1 Commitment and Facility-2 Commitment of each Lender shall be permanently reduced upon the making of any Facility-1 Loan or Facility-2 Loan, as the case may be, by such Lender in the principal amount of such Facility-1 Loan or Facility-2 Loan, respectively.

              (b) The Total Facility-1 Commitment shall be reduced on each day on which a borrowing is incurred by Borrower under any EXIM Financing entered into to finance Facility-1 Availability Period Costs in the amount of such borrowing, with any such reduction to be applied pro rata to the Facility-1 Commitment of each Lender.

              (c) The Total Facility-2 Commitment shall be reduced on each day on which a borrowing is incurred by Borrower under any EXIM Financing entered into to finance Facility-2 Availability Period Costs in the amount of such borrowing, with any such reduction to be applied pro rata to the Facility-2 Commitment of each Lender.

              (d) The Total Facility-1 Commitment (and the Facility-1 Commitment of each Lender) shall terminate in its entirety on the last day of the Facility-1 Availability Period.

              (e) The Total Facility-2 Commitment (and the Facility-2 Commitment of each Lender) shall terminate in its entirety on the last day of the Facility-2 Availability Period.

              (f) The Total VAT Loan Commitment (and the VAT Loan Commitment of each Lender) shall terminate in its entirety on the last day of the VAT Facility Availability Period.

SECTION 3. PAYMENTS.

       3.1 VOLUNTARY PREPAYMENTS. Subject to the terms of SECTION 1.10, Borrower shall have the right to prepay Loans in whole or in part, without premium or penalty, from time to time on the following terms and conditions: (i) Borrower shall give Administrative Agent written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay the Loans, whether such Loans are Facility-1 Loans, Facility-2 Loans or VAT Loans, the amount of


                                      14.

such prepayment and the specific Borrowing(s) pursuant to which made, which notice shall be given by Borrower no later than 1:00 p.m. (New York time) three
(3) Business Days' prior to the date of such prepayment, and which notice shall promptly be transmitted by Administrative Agent to each of the Lenders; (ii) each partial prepayment of any Borrowing shall be in an aggregate principal amount of at least $1,000,000, provided that no partial prepayment of Loans made pursuant to a Borrowing shall reduce the aggregate principal amount of the Loans outstanding pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount applicable thereto; (iii) each prepayment in respect of Loans under any Facility made pursuant to a Borrowing shall be applied pro rata among such Loans; and (iv) each prepayment of Facility-1 Loans or Facility-2 Loans pursuant to this SECTION 3.1 shall be applied to reduce pro rata the amount of the then remaining Scheduled Repayments under Facility-1 or Facility-2, as the case may be.

       3.2 MANDATORY PREPAYMENTS AND REPAYMENTS.

              (a) Borrower shall repay all Tranche A Loans which are outstanding under Facility-1 and Facility-2, as the case may be, on the Facility-1 EXIM Loans Closing Date and Facility-2 EXIM Loans Closing Date, as the case may be.

              (b) Borrower shall repay Tranche B Loans made in any Borrowing Year in three consecutive annual installments commencing on the third anniversary of the last day of such Borrowing Year and ending on the fifth anniversary thereof (each a "Scheduled Repayment"), with each Scheduled Repayment being in an aggregate principal amount equal to the respective percentages set forth below opposite such anniversaries of the aggregate principal amount of Tranche B Loans made during such Borrowing Year:

                   ANNIVERSARY             PERCENTAGE

                      Third                    20%
                      Fourth                   30%
                      Fifth                    50%

For the purposes of this SECTION 3.2(b), any Tranche B Loan into which a Tranche A Loan or Tranche C Loan has been converted shall be deemed to be a Tranche B Loan which was made in the Borrowing Year that such converted Tranche A Loan or Tranche C Loan was originally made.

              (c) All Tranche C Loans which are outstanding under Facility-1 on the first anniversary of the Effective Date (including any interest capitalized in respect thereto) shall be automatically converted into Tranche B Loans under such Facility on such date.

              (d) Borrower shall repay the aggregate outstanding principal amount of each VAT Loan, including all accrued and unpaid interest thereon, on the earlier of: (i) five (5) Business Days after the date the Secretariat of Finance and Public Credit of Mexico reimburses all or any portion of the VAT which was advanced on behalf of Borrower or Pegaso PCS by the Lenders in connection with such VAT Loan; or (ii) the VAT Loan Maturity Date of such VAT Loan.


                                      15.

              (e) All Tranche A Loans which are outstanding under Facility-1 and Facility- 2 on the Facility-1 Refinancing Date or the Facility-2 Refinancing Date, as the case may be, shall be automatically converted into Tranche B Loans under Facility-1 or Facility-2, as the case may be, on such date.

       3.3 METHOD AND PLACE OF PAYMENT. Except as otherwise specifically provided herein, all payments under this Agreement or any Note or Pagare shall be made to Administrative Agent for the ratable account of the Lenders entitled thereto at Administrative Agent's Account not later than 1:00 p.m. (New York time) on the date when due and shall be made in immediately available funds and in lawful money of the United States of America. Any payments under this Agreement or under any Note or Pagare which are made later than 1:00 p.m. (New York time) shall be deemed to have been made on the next succeeding Business Day. Whenever any payment to be made hereunder or under any Note or Pagare shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable during such extension at the applicable rate in effect immediately prior to such extension.

       3.4 NET PAYMENTS.

              (a) All payments made by Borrower hereunder or under any Note or Pagare will be made without setoff, counterclaim or other defense. All such payments will be made free and clear of, and without deduction or withholding for, any present or future federal, state, or local income, payroll, withholding, social security, sales, use, service, leasing excise, franchise, value added, estimated, occupation, real and personal property, stamp, transfer, workers' compensation, severance or other taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding, except as provided in the third succeeding sentence, any tax imposed on or measured by the net income or net profits of a Lender pursuant to the laws of the jurisdiction in which it is organized or any jurisdiction in which such Lender maintains a place of business or any subdivision thereof or therein) and all interest, penalties addition thereto or similar liabilities with respect to such nonexcluded taxes, levies, imposts, duties, fees, assessments or other charges (all such nonexcluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as "Taxes"). In addition, Borrower shall pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Credit Documents (hereinafter referred to as "Other Taxes"). If any Taxes or Other Taxes are so levied or imposed, Borrower agrees to pay the full amount of such Taxes or Other Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement or under any Note or Pagare, after withholding or deduction for or on account of any Taxes or Other Taxes, will not be less than the amount provided for herein or in such Note or Pagare. If any amounts are payable in respect of Taxes or Other Taxes pursuant to the foregoing, Borrower agrees to reimburse such amounts to each Lender, upon the written request of such Lender, such Taxes or Other Taxes as are imposed on or measured by the net income or net profits of such Lender pursuant to the laws of the jurisdiction in which the principal office or applicable lending office of such Lender is located or under the laws of any political subdivision or taxing authority of any such jurisdiction


                                      16.

in which the principal office or applicable lending office of such Lender is located and for any withholding of taxes as such Lender shall determine are payable by, or withheld from, such Lender, in each case in respect of such amounts so paid to or on behalf of such Lender pursuant to the foregoing and in respect of any amounts paid to or on behalf of such Lender pursuant to this sentence. Borrower will furnish to Administrative Agent within 45 days (or as soon thereafter as available) after the date the payment of any Taxes or Other Taxes is due pursuant to applicable law certified copies of receipts evidencing such payment by Borrower. Borrower agrees to indemnify and hold harmless each Lender, and immediately reimburse such Lender upon its written request, for the amount of any Taxes or Other Taxes so levied or imposed and paid by such Lender.

              (b) If Borrower pays any additional amount under this SECTION 3.4 to a Lender and such Lender, in such Lender's sole and absolute determination, has received or realized in connection therewith any refund or any reduction of, or credit against, its tax liabilities in or with respect to the taxable year in which the additional amount is paid, such Lender shall pay to Borrower an amount equal to the net benefit, after tax, which was obtained by the Lender in such year as a consequence of such refund, reduction or credit. Such amount shall be paid as soon as practicable after receipt or realization by such Lender of such refund, reduction or credit.

              (c) Each Lender shall use reasonable efforts (consistent with legal and regulatory restrictions and subject to overall policy considerations of such Lender) to file any certificate or document or to furnish any information as reasonably requested by Borrower pursuant to any applicable treaty, law or regulation, if the making of such filing or the furnishing of such information would avoid the need for or reduce the amount of any amounts payable by Borrower under SECTION 3.4(a); provided, however, that the failure of any Lender to use such efforts shall not in any way diminish the obligations of Borrower under this SECTION 3.4 or otherwise under this Agreement.

              (d) Notwithstanding anything in this SECTION 3.4 to the contrary, Borrower shall have no obligation to make any payment of Taxes pursuant to this
SECTION 3.4 to any Lender, other than QUALCOMM, in excess of such Gross Up Amounts which would be applicable in the case of payments to a Registered Financial Institution.

SECTION 4. CONDITIONS PRECEDENT TO ADDITIONAL LOANS.

       4.1 CONDITIONS PRECEDENT TO ADDITIONAL LOANS ON ADDITIONAL LOANS CLOSING DATE. The obligation of the Lenders to make Additional Loans on the Additional Loans Closing Date is subject to the satisfaction of each of the following conditions at such time:

              (a) EFFECTIVENESS; NOTES. (i) The Effective Date shall have occurred and (ii) there shall have been delivered to Administrative Agent for the account of each Lender requesting same the appropriate Note or Notes executed by Borrower, in each case, in the amount, maturity and as otherwise provided herein.

              (b) OPINION OF COUNSEL. Administrative Agent shall have received opinions, addressed to Administrative Agent and each of the Lenders, dated the Additional Loans Closing Date and in form and substance satisfactory to QUALCOMM, Administrative Agent and


                                      17.

Collateral Agent, from White & Case LLP, and White & Case S.C., each special counsel to the Credit Parties.

              (c) CORPORATE PROCEEDINGS.

                     (i) Administrative Agent shall have received a certificate, dated the Additional Loans Closing Date, signed by an Authorized Officer of each Credit Party with appropriate insertions and deletions, together with (x) copies of the certificate of the organizational documents of each Credit Party, (y) the resolutions of each Credit Party referred to in such certificate and all of the foregoing shall be reasonably satisfactory to Administrative Agent, and (z) a statement that all of the applicable conditions, assuming Administrative Agent's, QUALCOMM's or Lender's satisfaction where applicable, set forth in
SECTION 4.2 exist as of such date.

                     (ii) On the Additional Loans Closing Date, all corporate and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Agreement and the other Credit Documents shall be reasonably satisfactory in form and substance to Administrative Agent, and Administrative Agent shall have received all information and copies of all certificates, documents and papers, and any other records of corporate proceedings and governmental approvals, if any, which Administrative Agent may have reasonably requested in connection therewith, such documents and papers, where appropriate, to be certified by proper corporate or governmental authorities.

              (d) GUARANTY. Holdings, Pegaso PCS, Personnel Co. and each Subsidiary of any of them and/or of Borrower then in existence shall have duly authorized, executed and delivered a joint and several Guaranty in form and substance satisfactory to QUALCOMM (as modified, amended or supplemented from time to time in accordance with the terms hereof and thereof, a "Guaranty"), and the Guaranty shall be in full force and effect and each of them shall have executed the Notes and each Pagare "avalados;" provided, however, that the Guaranty of Holdings shall provide that such Guaranty shall automatically terminate on the issuance of High- Yield Debt.

              (e) SECURITY DOCUMENTS. (i) The Mortgage in form and substance satisfactory to QUALCOMM creating first priority perfected security interests in and Liens on all of the assets of Borrower, including, without limitation, the Licenses, (ii) security documents in form and substance satisfactory to QUALCOMM which QUALCOMM may elect to require creating first priority perfected security interests in and Liens on all the assets of Pegaso PCS and Personnel Co., (iii) the Pledge Agreements on the stock of, Borrower, Pegaso PCS and Personnel, representing 100% of the capital stock of each such Person, (iv) Collateral Assignment Agreements to provide for the conditional assignment of all existing Site Lease Agreements, the PCS Services Agreements and the Personnel Services Agreement, all for the benefit of Secured Creditors, shall have been duly authorized, executed and delivered by, Borrower and each Guarantor, as applicable, and shall be in full force and effect and all filings, recordations and notices required to perfect such security interests and Liens shall have been effected or given. All agreements entered into pursuant to this SECTION 4.1(e) are hereinafter called the "Security Documents" and all such Security Documents shall secure the Obligations and the Pari Passu Debt on pro rata basis.


                                      18.

              (f) CONSENT LETTER. Administrative Agent shall have received a letter from CT Corporation System, hereto, indicating its consent to its appointment by each Credit Party as its agent to receive service of process and confirming that its fees have been fully paid for the term of this Agreement on behalf of each Credit Party.

              (g) QUALCOMM PROCUREMENT AGREEMENTS AND OTHER AGREEMENTS. The QUALCOMM Procurement Agreements, the PCS Service Agreement and the Personnel Co. Services Agreement shall have been authorized, executed and delivered by the parties thereto and a copy thereof, certificated by an Authorized Officer as true and complete, shall have been delivered to Administrative Agent.

              (h) OFFICER'S CERTIFICATE. Administrative Agent and Collateral Agent shall have received certificates dated such date, signed by the president and chief financial officer (such certificate and all other certificates delivered under this Agreement to be in such Person's corporate, not individual, capacity) of Borrower and each Guarantor, as applicable, stating that all of the applicable conditions set forth in this SECTION 4.1 have been satisfied as of such date.

              (i) ADVERSE CHANGE. There shall have occurred no developments, events or circumstances that individually or in the aggregate have had, or are reasonably likely to have, a Material Adverse Effect.

              (j) CONSENTS, APPROVALS. The Credit Parties shall have received the material consents, approvals and releases of all appropriate Governmental Authorities and all other third parties in connection with the transactions contemplated by the QUALCOMM Procurement Agreements and the Credit Documents (the "Governmental Consents"), including, without limitation, all required consents from contractual counterparties of the Credit Parties required to be obtained to permit the assignment to Collateral Agent or Lenders, or their designees, of the Collateral and all applicable waiting periods shall have expired without any action being taken by any competent Governmental Authority which restrains, prevents or imposes materially adverse conditions upon the consummation of this Agreement the Alcatel Procurement Agreement or the QUALCOMM Procurement Agreements or building the System to the extent such are then required to be obtained on the Additional Loans Closing Date.

              (k) LITIGATION. There shall be no actions, suits or proceedings pending or threatened with respect to Borrower or any Subsidiary that (i) is reasonably likely to have a Material Adverse Effect, or (ii) have a material adverse effect on the ability of Borrower or Guarantors to perform their respective obligations under the Alcatel Procurement Agreement or the QUALCOMM Procurement Agreements or the rights or remedies of Lenders. There shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other material restraint pending or notified with respect to the performance of the Alcatel Procurement Agreements, the QUALCOMM Procurement Agreements, the Credit Documents, the making of any Loan hereunder or Borrower's use of the Licenses.

              (l) INCUMBENCY CERTIFICATES. Administrative Agent and Lenders shall have received signature and incumbency certificates of Borrower's, each Guarantor's and each of their respective Subsidiaries' officers executing this Agreement or the other Credit Documents to which it is or is to be a party.


                                      19.

              (m) EVIDENCE OF INSURANCE. Collateral Agent and Lenders shall have received certificates or other evidence of the existence of the insurance required by this Agreement with loss payee endorsements reasonably satisfactory to Collateral Agent and Lenders.

              (n) FEE LETTER. QUALCOMM shall have received the QUALCOMM Fee Letter, in each case together with the payment of such fees as are set forth in each such letter to be paid on the Additional Loans Closing Date (the payment of which shall be deemed to be a concurrent condition).

              (o) CAPITAL CONTRIBUTIONS. Holdings shall have received (x) cash equity contributions or, in the event contributions are not required to be made until a date following the Additional Loans Closing Date, irrevocable cash equity commitments, of at least $175,000,000 from the Sponsors to be invested as needed to satisfy License requirements, (y) irrevocable cash equity commitments from Sponsors for $50,000,000 in 1999 and for $50,000,000 in 2000 and (z) an
additional $100,000,000 in equity contributions and/or commitments, as such contributions and commitments are required in the Joint Venture Agreement.

              (p) LICENSE FEES. Administrative Agent shall be reasonably satisfied that Holdings will be able to pay all applicable fees for the Licenses from equity, other than the payment of the 15% VAT, which may be financed.

              (q) ALL INTEGRAL ASSETS IN BORROWER; HOLDINGS UNDERTAKING. Administrative Agent and Collateral Agent shall have received (i) evidence satisfactory to them that all Integral Assets then owned by the Borrower Group shall be fully vested in and owned by Borrower and Asset Ownership Concentration shall exceed 95% and (ii) an undertaking from Holdings, in the Pledge Agreements or separately, that Holdings holds and will continue to hold as its only assets the equity stock of Borrower, Pegaso PCS and Personnel Co. (with all debt or other obligations owing from any such entity to Holdings having been contributed to such entity as additional capital).

              (r) SPANISH TRANSLATIONS. Administrative Agent shall have received certified Spanish translations of this Agreement and any other agreement which the Administrative Agent might reasonably request.

              (s) GOVERNMENT AUTHORIZATIONS. Administrative Agent shall have received a copy of the notice to the Secretariat of Communications and Transport of the Borrower's country for the pledge of the capital stock of the Borrower pursuant to the corresponding Pledge Agreement duly sealed by such Secretariat.

              (t) MORTGAGE. Administrative Agent shall have received a copy of the second testimony of the public deed evidencing the creation of the Mortgage, together with a certificate of the relevant Public Notary that the first testimony of such public deed has been presented for registration at (i) the Public Registry of Commerce of the Federal District of Mexico, and (ii) the Telecommunications Registry.


                                      20.

              (u) FREQUENCY BAND LICENSE. Administrative Agent shall have received a copy of the License issued by the Secretariat of Communications and Transport in favor of the Borrower for the Frequency Band License.

              (v) ADDITIONAL MATTERS, DOCUMENTS OR INFORMATION. Lenders shall have received each additional document, instrument, legal opinion or item of information reasonably requested by any Lender, including, without limitation, a copy of any debt instrument, security agreement or other material contract to which Borrower, Guarantors or any of their Subsidiaries may be a party, and all corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Agreement, the other Credit Documents, and the QUALCOMM Procurement Agreements shall be reasonably satisfactory in form and substance to Lenders.

       4.2 CONDITIONS PRECEDENT TO ALL ADDITIONAL LOANS. The obligation of each Lender to make Additional Loans (including Additional Loans made on the Additional Loans Closing Date) is subject at the time of each such Loan, to the satisfaction of the following conditions:

              (a) BORROWING NOTICE. Administrative Agent shall have received a Borrowing Notice meeting the requirements of SECTION 1.2.

              (b) NO DEFAULT; REPRESENTATIONS AND WARRANTIES. At the time of the making of each Loan and also after giving effect thereto, (i) there shall exist no Default or Event of Default and (ii) all representations and warranties made by any Credit Party contained herein or in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such Loans, except to the extent that such representations and warranties expressly relate to an earlier date.

              (c) GOVERNMENT APPROVALS. Administrative Agent shall have received evidence satisfactory to QUALCOMM showing receipt of all applicable material Governmental Approvals necessary to the extent then required to be obtained in connection with the sale, importation, payment, or Loans in respect of the equipment and services under the QUALCOMM Procurement Agreements.

The acceptance of the benefits of each Loan shall constitute a representation and warranty by Borrower to Administrative Agent and each of the Lenders that all of the applicable conditions specified in SECTION 4.2 exist as of that time. All of the certificates, legal opinions and other documents and papers referred to in SECTION 4.1, unless otherwise specified, shall be delivered to Administrative Agent for the account of each of the Lenders and, except for the Notes and Pagares, in sufficient counterparts for each of the Lenders and shall be reasonably satisfactory in form and substance to Administrative Agent.

SECTION 5. REPRESENTATIONS, WARRANTIES AND AGREEMENTS.

       In order to induce the Lenders to enter into this Agreement and to make the Loans, Borrower, each Guarantor by execution of the Guaranty and the Pledge Agreements, as applicable, jointly and severally makes with respect to Borrower, each Guarantor and their respective Subsidiaries the following representations and warranties to, and agreements with, the


                                      21.

Lenders, all of which shall survive the execution and delivery of this Agreement and the making of the Loans:

       5.1 CORPORATE STATUS. Each Credit Party (i) is a variable capital limited liability stock corporation duly organized and validly existing under the laws of Mexico and (ii) has the requisite corporate power and authority to own, lease or otherwise hold its property and assets and to carry on the Business as contemplated by the Business Plan and are qualified as foreign corporations and are in good standing in each jurisdiction where the nature of their business or assets requires such qualification or good standing.

       5.2 CORPORATE POWER AND AUTHORITY. Each Credit Party has the requisite capacity, power and authority to execute the Credit Documents to which it is a party and to perform the transactions contemplated therein and its obligations thereunder and has duly authorized the execution and performance of the Credit Documents to which it is a party. Each Credit Party has duly executed each Credit Document to which it is a party.

       5.3 NO VIOLATION. The execution by each Credit Party of the Credit Documents to which it is party does not, and the performance by each Credit Party of the transactions contemplated by each such Credit Document to be performed by it does not and will not: (a) contravene such Person's certificate of incorporation or bylaw, (b) conflict with, or result in any violation of, or constitute a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a benefit under, any contract, permit, order, judgment or decree to which any Credit Party is a party (including, without limitation, the Network License and the Frequency Band License once the latter have been paid and issued by the respective authorities); (c) constitute a violation of any statute, law, rule or regulation ("Law") applicable to such Credit Party; or (d) result in the creation of any Lien upon any of the stocks, assets or properties of such Credit Party other than the Liens created pursuant to the Credit Documents. No consent, approval, order or authorization of, or registration, declaration or filing with, any third party or Mexican court, Mexican government (including its ministries) or Mexican governmental agency, authority, entity or instrumentality ("Governmental Entity") is required to be obtained or made by or with respect to any Credit Party in connection with the execution and performance of any Credit Document by such Credit Party, except for the authorizations and consents listed or described on SCHEDULE 5.3 hereto.

       5.4 ENFORCEABILITY. This Agreement is, and each other Credit Document to which Borrower or any Guarantor is or will be a party when delivered hereunder will be, legal, valid and binding obligations of such Person enforceable against it in accordance with their respective terms, provided that the enforceability of any of such documents may be subject to or limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting the rights of creditors generally and the application of equitable principles.

       5.5 LITIGATION. There are no actions, suits or proceedings pending or, to the best of its knowledge, threatened with respect to any Credit Party (i) that is reasonably likely to have a Material Adverse Effect or (ii) that is reasonably likely to have a material adverse effect on the rights or remedies of the Lenders or on the ability of the Credit Parties taken as a whole to perform their obligations under the other Credit Documents.


                                      22.

       5.6 USE OF PROCEEDS.

              (a) The proceeds of all Facility-1 Loans and Facility-2 Loans shall be utilized to finance QUALCOMM Costs.

              (b) The proceeds of VAT Loans may be used only to finance VAT charges imposed by Mexico in respect of the QUALCOMM Costs.

       5.7 GOVERNMENTAL APPROVALS. Except for filings and recordings in connection with the Security Documents, no order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any foreign or domestic governmental or public body or authority, or any subdivision thereof, is required to authorize or is required in connection with (i) the execution, delivery and performance of any Credit Document or (ii) the legality, validity, binding effect or enforceability of any Credit Document.

       5.8 FINANCIAL CONDITION; FINANCIAL STATEMENTS.

              (a) The consolidated and consolidating balance sheet of the Borrower Group required to be delivered pursuant to SECTION 6.1, and the related consolidated and consolidating statements of income and retained earnings of Borrower and each Guarantor for the fiscal year then ended, copies of which have been furnished to Lenders, fairly present in all material respects the financial condition of Borrower and each Guarantor on a consolidated and consolidating basis as at such date and the results of the operations of Borrower and each Guarantor for the period ended on such date, all in accordance with GAAP consistently applied.

              (b) As to any current version of the Business Plan in effect from time to time, the detailed projections contained in such version of the Business Plan were prepared in good faith on the basis of the assumptions described in the Business Plan, which assumptions were believed by the Credit Parties in good faith to be reasonable in light of conditions existing at the time of preparation thereof, it being understood by Administrative Agent and the Lenders that actual results may vary from the projected results contained therein.

              (c) Since the date of the last financial statements of Borrower submitted to Agent and Lenders under Section 6.1, there has been no material adverse change in the condition (financial or otherwise) or operations of the Borrower, except for the operating losses contemplated by the most recent Business Plan required to be delivered pursuant to SECTION 6.1(c).

       5.9 SECURITY INTERESTS. On and after the Additional Loans Closing Date, each of the Security Documents creates, as security for the obligations purported to be secured thereby, a valid and enforceable perfected security interest in and Lien on all of the Collateral subject thereto, superior to and prior to the rights of all third Persons and subject to no other Liens (other than Permitted Liens relating thereto), in favor of Collateral Agent for the benefit of the Secured Creditors. On and after the Additional Loans Closing Date, no filings or recordings are required in order to perfect the security interests created under any Security Document except for filings or recordings
(i) required in connection with any such Security Document which shall have been made upon or prior to (or are the subject of arrangements, reasonably satisfactory to


                                      23.

Administrative Agent, for filing on or promptly after the date of) the execution and delivery thereof and (ii) that are required by the relevant Security Document to be made thereafter.

       5.10 SUBSIDIARIES. On and as of the Effective Date, Holdings has no subsidiaries other than Borrower, Pegaso PCS and Personnel Co. Holdings is, as of the Effective Date, the owner, directly or indirectly of 100% of the shares representing the capital stock of all such Subsidiaries.

       5.11 INTELLECTUAL PROPERTY. The Credit Parties have obtained all material patents, trademarks, service marks, trade names, copyrights, licenses and other rights, free from materially burdensome restrictions, that are necessary for the operation of the Business as presently conducted.

       5.12 COMPLIANCE WITH LAW; LICENSES. Each Credit Party is in material compliance with each Law to which the Business, and/or the operations of such Credit Party are subject. The Network License has been duly granted to Borrower, is legal, valid, binding and enforceable, and is free of any Liens (other than Liens created pursuant to the Security Documents) and conditions (other than those conditions set forth in the corresponding concession title, a copy of which has been delivered to Administrative Agent). Borrower holds legal, valid, binding and enforceable title to the Frequency Band License (once they have been paid in full and the applicable concession agreements have been delivered by the respective authorities), free of any Liens (other than Liens created pursuant to the Security Documents) and conditions (other than those conditions set forth in the corresponding concession titles).

       5.13 ENVIRONMENTAL MATTERS. The operation of the Business is in compliance with all applicable Environmental Law except where the effect of noncompliance is not reasonably likely to have a Material Adverse Effect. The Credit Parties have obtained and currently maintain all environmental permits necessary for their current operations and are in compliance therewith, there are no judicial or administrative actions, proceedings or investigations pending against any Credit Party that is reasonably likely to have a Material Adverse Effect and no Credit Party has received any notice from any Governmental Entity to the effect that they are not in compliance with any Environment Law where the effect of such noncompliance is reasonably likely to have a Material Adverse Effect.

       5.14 YEAR 2000. Borrower reasonably believes that all computer applications that are material to any Credit Party's business and operations will on a timely basis be able to perform properly date-sensitive functions for all dates before, on and after January 1, 2000 (that is, be "Year 2000 compliant"), except to the extent that a failure to do so is not reasonably likely to have Material Adverse Effect.

       5.15 NO SUBORDINATION. The obligations of each Guarantor under the Guaranty and Borrower under this Agreement or under any other contracts or instruments executed by Guarantors or Borrower in connection therewith and herewith (i) are not subordinated in right of payment to any other obligation of Borrower or such Guarantors and (ii) will at all times rank prior to or pari passu in right of payment with all present and future unsecured Indebtedness of any Guarantor or Borrower, as applicable, except, in either case, to the extent required by law.


                                      24.

       5.16 TAXES. Each of Borrower and Guarantors has filed or has caused to be filed all material tax returns which it is required to file or has obtained extensions for the filing thereof, and each of Borrower and Guarantors has paid
(i) all taxes shown to be due and payable on said returns or on any assessments made against it or against any of its property (other than those the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of Borrower or Guarantors, as the case may be) and (ii) all other material taxes, fees or other charges imposed on it or imposed on any of its property by any Governmental Authority (other than those the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of Borrower or Guarantors, as the case may be), and no material claims are being asserted with respect to any such taxes, fees or other charges (other than those the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of Borrower or Guarantors, as the case may be). No tax Liens have been filed with respect to any such taxes, fees or other charges (other than those the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of Borrower or Guarantors, as the case may be).

       5.17 OWNERSHIP AND LIENS. Subject to the sale of equipment and services under the QUALCOMM Procurement Agreements and the Alcatel Procurement Agreements, Borrower owns and has good and marketable title to all assets comprising any of the Integral Assets and Borrower and Pegaso PCS own and have good and marketable title in fee simple absolute to, or a valid leasehold interest in, all property necessary and appropriate to operate the System to the extent, in each case, such assets are owned by any Guarantor. Each member of the Borrower Group owns and has good title to, all assets held by such member (except those disposed of in the ordinary course of business or otherwise in compliance with this Agreement), and, except as set forth on SCHEDULE 5.17, none of the properties and assets owned by any member of the Borrowing Group and none of their leasehold interests are subject to any Lien, except Permitted Liens.

       5.18 INDEBTEDNESS. As of the date hereof, SCHEDULE 5.18 is a complete and correct list of all Indebtedness, credit agreements, indentures, purchase agreements, guaranties, capital leases and other investments, agreements and arrangements presently in effect providing for or relating to extensions of credit (including agreements and arrangements for the issuance of letters of credit or for acceptance financing, but not including nondelinquent trade credit providing for payment within ninety (90) days of invoice) involving $1,000,000 or more in respect of which Borrower or any Guarantor is in any manner directly or contingently obligated. The maximum principal or face amounts of the credits in question, which are outstanding and which can be outstanding, are correctly stated, and all Liens of any nature given or agreed to be given as security therefor are correctly described or indicated in such Schedule.

       5.19 ACCURACY OF INFORMATION FURNISHED; COMPLETE DISCLOSURE. Neither this Agreement nor any certificate, data, report, statement or other information furnished to Lenders by or on behalf of Borrower or any Guarantor in connection with the transactions contemplated hereby or by the other Credit Documents taken as a whole contains any untrue statement of a


                                      25.

material fact or omits or will omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. As of the Effective Date, there is no fact known to Borrower or any Guarantor which would be reasonably likely to have a Material Adverse Effect which has not been disclosed herein or in such other documents, certificates and statements furnished to Lenders for use in connection with the transaction contemplated hereby.

       5.20 OTHER REGULATORY COMPLIANCE. Neither Borrower nor any Guarantor is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended. Borrower is not engaged principally, or as one of the important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations T and U of the Board of Governors of the Federal Reserve System). Borrower has not violated any statutes, laws, ordinances or rules applicable to them, violation of which would be reasonably likely to have a Material Adverse Effect.

       5.21 EMPLOYEE BENEFIT PLANS; EMPLOYMENT MATTERS.

              (a) EMPLOYEE BENEFITS:

                     (i) Each employee benefit plan, if any, has been maintained, operated and administered in accordance with its terms and with applicable law, and all notices, filings and disclosures required by terms or law have been timely made as of the date hereof, except when the failure to maintain, operate, or administer, or to notify, file or disclose, could not reasonably be expected to have a Material Adverse Effect. No proceeding with respect to the administration or the investment of the assets of any employee benefit plan (other than routine claims for benefits) that could reasonably be expected to have a Material Adverse Effect or create any material Lien is pending or threatened.

                     (ii) All obligations of the Borrower Group for payments with respect to any and all mandatory and additional employee benefit plans including, but not limited to, all IMSS, INFONAVIT, accrued payroll and payroll taxes payments for their respective employees have been timely paid and properly reported in the financial statements required to be delivered under SECTION 6.1(a) AND (b) in accordance with GAAP except where the failure to make such payments could not reasonably be expected to have a Material Adverse Effect or create any material Lien.

                     (iii) The Borrower Group has no liability for retiree benefits.

              (b) EMPLOYMENT PRACTICES:

                     (i) prior to the date of any borrowing hereunder, the Borrower Group has complied in all material respects with all applicable laws, rules and regulations with respect to employment practices including, but not limited to, applicable health and safety regulations and there is no charge or complaint alleging such a violation against the Borrower pending or threatened, or before any federal or local labor board, tribunal or CONSAR; and


                                      26.

              (c) there is no labor strike, request for representation, slowdown or stoppage actually pending or, to the knowledge of the Borrower Group, threatened against or affecting it which could reasonably be expected to have an Material Adverse Effect.

              (d) FILINGS: Each of the Borrower Group has filed all forms, reports, statements, provider agreements, benefit plan descriptions, payor agreements, beneficiary materials and other documents (including, without limitation, those related to employee benefit plans) required to be filed by it with any Governmental Entities, including without limitation state and federal insurance and health regulatory authorities except where the failure to file could not reasonably be expected to have a Material Adverse Effect or create a material Lien.

       5.22 SOVEREIGN IMMUNITY. This Agreement, the other Credit Documents and the Loans are of a commercial rather than the public or governmental nature and Borrower is not entitled to claim immunity from legal proceedings with respect to itself or any of its properties or assets on any grounds of sovereignty or otherwise under any Mexican law. To the extent that Borrower or any of its properties or assets has or hereafter may acquire any rights to immunity from setoff, legal proceedings, attachment prior to judgment, other attachment or execution of judgment of any grounds of sovereignty or otherwise (whether under the laws of Mexico or any other jurisdiction), to the extent permitted by applicable law Borrower hereby irrevocably waives such right to immunity for itself and its properties and assets in respect of its obligations arising under or relating to this Agreement or any other Credit Document.

SECTION 6. AFFIRMATIVE COVENANTS.

       By their execution of this Agreement, the Guaranty and the Pledge Agreements, as applicable, each of Borrower and each Guarantor jointly and severally covenants and agrees with respect to Borrower, each Guarantor, and their respective Subsidiaries that for so long as this Agreement is in effect and until the Commitments have terminated, and the Loans, together with interest, Fees and all other Obligations incurred hereunder, are paid in full:

       6.1 INFORMATION COVENANTS. Borrower will furnish to each Lender:

              (a) ANNUAL FINANCIAL STATEMENTS. Within 120 days after the close of each fiscal year of Borrower, the audited combined balance sheet of Borrower Group, as at the end of such fiscal year and the related combined statements of income, of stockholders' equity and of cash flows for such fiscal year, in each case setting forth comparative combined figures for the preceding fiscal year, and reported on by Price Waterhouse or other independent certified public accountants of recognized national standing whose opinion shall not be qualified as to the scope of audit, together with a certificate of such accounting firm stating that in the course of its regular audit of the business of Borrower Group, which audit was conducted in accordance with generally accepted auditing standards, such accounting firm has obtained no knowledge of any Event of Default which has occurred and is continuing or, if in the opinion of such accounting firm such a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof .

              (b) QUARTERLY FINANCIAL STATEMENTS. As soon as available and in any event within 90 days after the close of each of the first three quarterly accounting periods in each fiscal


                                      27.

year, the unaudited combined balance sheet of Borrower Group, as at the end of such quarterly period and the related unaudited combined statements of income and of cash flows for such quarterly period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period, and in each case setting forth comparative combined figures for the related periods in the prior fiscal year, all of which shall be certified by the chief financial officer or controller of Borrower, subject to changes resulting from audit and normal year-end audit adjustments.

              (c) BUSINESS PLAN. Promptly after completed and approved by Holdings' Board of Directors, each update and revision to the Business Plan (which update will be made no less frequently than once in any twelve (12) month period).

              (d) OFFICER'S CERTIFICATES. At the time of the delivery of the financial statements provided for in SECTIONS 6.1(a) AND (b), a certificate of the chief financial officer, controller or other Authorized Officer of Borrower to the effect that no Default or Event of Default exists or, if any Default or Event of Default does exist, specifying the nature and extent thereof, which certificate shall set forth the calculations required to establish whether Borrower Group was in compliance with the provisions of SECTION 7.10 as at the end of such fiscal period.

              (e) NOTICE OF DEFAULT, LITIGATION OR ENVIRONMENTAL CLAIM. Promptly, and in any event within three Business Days after any Responsible Officer of Borrower obtains knowledge thereof, notice of (w) the occurrence of any event which constitutes a Default or Event of Default (x) any default or event of default under any contractual obligation of Borrower or any Guarantor or any force majeure event which in either case is reasonably likely to have a Material Adverse Effect or the termination of any of the Alcatel Procurement Agreement or the QUALCOMM Procurement Agreements, (y) the commencement of, or any significant development in, any litigation, governmental proceeding or Environmental Claim pending against Borrower Group which is reasonably expected to have a Material Adverse Effect and (z) any change in the ownership of Holdings, Borrower or any Guarantor of which it has knowledge. Each notice pursuant to this subsection shall specify the nature thereof, the period of existence thereof and what action, if any, Borrower proposes to take with respect thereto.

              (f) YEAR 2000 COMPLIANCE. Promptly notify Administrative Agent in the event Borrower discovers or determines that any computer application (including those of its material suppliers and vendors) that is material to its or any of the Business will not be Year 2000 compliant on a timely basis, except to the extent that such failure is not reasonably likely to have a Material Adverse Effect.

              (g) OTHER INFORMATION. Promptly upon transmission thereof, (i) copies of any filings and registrations with, and reports to, the SEC or any comparable Mexican Governmental Entity by Holdings or any of its Subsidiaries,
(ii) copies of all financial statements, proxy statements, notices and reports as Holdings or any of its Subsidiaries shall send generally to public shareholders and (iii) with reasonable promptness, such other information or documents (financial or otherwise) as Administrative Agent on behalf of Required Lenders may reasonably request from time to time.


                                      28.

       6.2 BOOKS, RECORDS AND INSPECTIONS. Holdings will, and will cause its Subsidiaries to, keep and maintain accurate books of record and account in accordance with GAAP consistently applied and permit, upon reasonable notice to the chief financial officer, controller or any other Authorized Officer, officers and designated representatives of Administrative Agent or Required Lenders to visit and inspect any of the properties or assets of Holdings and any of its Subsidiaries in whomsoever's possession, and to examine the books of account of Holdings and any of its Subsidiaries and discuss the affairs, finances and accounts of Holdings and of any of its Subsidiaries with, and be advised as to the same by, its and their officers and independent accountants, all at such reasonable times and intervals and to such reasonable extent as Administrative Agent or Required Lenders may desire.

       6.3 INSURANCE. Holdings will, and will cause each of its Subsidiaries to, at all times maintain in full force and effect insurance with responsible and reputable insurance companies and associations in such amounts, covering such risks and liabilities and with such deductibles or self-insured retentions as are in accordance with normal industry practice in Mexico. Holdings will, and will cause each of its Subsidiaries to, furnish to Administrative Agent on the Additional Loans Closing Date and thereafter, upon request of Administrative Agent and reasonable notice, a summary of the insurance carried together with certificates of insurance and other evidence of such insurance, if any, naming Collateral Agent as an additional insured and naming Collateral Agent, on behalf of Secured Creditors, loss payee and providing that if at any time any such insurance shall be canceled, or coverage be reduced in a way which materially affects the interests of Lenders, Administrative Agent or Collateral Agent, such cancellation or reduction shall not be effective as to Lenders, Administrative Agent or Collateral Agent for thirty (30) days after receipt by Administrative Agent and Collateral agent of written notice from such insurer of such cancellation or reduction. In the event Required Lenders determine that the requirements of this SECTION 6.3 have not been met, then Administrative Agent shall provide notice of such determination to Borrower, whereupon Borrower and Collateral Agent shall mutually agree upon an independent, internationally recognized insurance consultant or broker and such consultant or brokers determination as to compliance with this SECTION 6.3 shall be binding on the parties.

       6.4 PAYMENT OF TAXES. Holdings will pay and discharge, and will cause each of its Subsidiaries to pay and discharge, all taxes imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which penalties attach thereto, provided that neither Holdings nor any Subsidiary shall be required to pay any such tax which is being contested in good faith and by proper proceedings if it has maintained adequate reserves with respect thereto in accordance with GAAP.

       6.5 CORPORATE FRANCHISES. Holdings will do, and will cause each Subsidiary to do, or cause to be done, all things reasonably necessary to preserve and keep in full force and effect its existence and to preserve its material rights and franchises, other than those the failure to preserve which is not reasonably likely to have a Material Adverse Effect, provided that any transaction permitted by SECTION 7.2 will not constitute a breach of this
SECTION 6.5.

       6.6 COMPLIANCE WITH STATUTES, ETC. Holdings will, and will cause each Subsidiary to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental entities, domestic or foreign, in respect of the conduct of the


                                      29.

Business and the ownership of its property (including, in any event, all Environmental Laws) other than those the noncompliance with which is not likely to have a Material Adverse Effect.

       6.7 GOOD REPAIR. Holdings will, and will cause each of its Subsidiaries to, ensure that its material properties and equipment necessary in the operation of its business are kept in generally good repair, working order and condition, normal wear and tear excepted, and, subject to SECTION 7.5, that from time to time there are made in such properties and equipment all needful and proper repairs, renewals, replacements, extensions, additions, betterments and improvements thereto, to the extent and in the manner useful or customary for companies in similar businesses in management's judgment.

       6.8 ALCATEL PROCUREMENT AGREEMENT AND ALCATEL CREDIT AGREEMENT. Prior to December 31, 1998, Borrower shall have authorized, executed and delivered (i) an agreement (the "Alcatel Procurement Agreement") with Alcatel Indetel Industria de Telecomunicacion S.A. de CV (the "Alcatel Vendor") substantially similar to the form most recently provided to QUALCOMM prior to the Effective Date hereof, and (ii) a Credit Agreement (the "Alcatel Credit Agreement") with Alcatel Alsthom or lender(s) arranged by such party ("Alcatel Lender"), which Alcatel Credit Agreement provides that Alcatel Lender is committed to provide not less than 100% of the financing for the equipment (other than towers and shelters) and services provided under the Alcatel Procurement Agreement (plus amounts to finance some portion of VAT payments required in connection therewith), copies of each of which have been certified by an Authorized Officer as true and complete, and shall have been delivered to Administrative Agent and each Lender, and all conditions precedent to the making of initial loans under the Alcatel Credit Agreement shall have occurred or been waived.

       6.9 SHAREHOLDER PLEDGE OF HOLDINGS STOCK. Borrower shall use its best efforts to have delivered to Collateral Agent the Pledge Agreements in respect of the pledge of 100% the capital stock of Holdings. Prior to October 31, 1998, Borrower shall have caused to be obtained the undertaking of each shareholder of Holdings in favor of Collateral Agent that no such shareholder will pledge its shares in Holdings without the consent of Collateral Agent.

       6.10 INTRAGROUP SERVICE AGREEMENTS. Prior to October 31, 1998, the PCS Services Agreement and the Personnel Co. Services Agreement shall have been duly authorized, executed and delivered by the parties thereto, the same shall be in form and substance reasonably satisfactory to QUALCOMM and, a copy thereof, certified by an Authorized Officer of Borrower as true and complete, shall have been delivered to Administrative Agent and each Lender. Borrower agrees not to materially amend, supplement or modify any such agreement in any way which would be reasonably likely have a negative impact on the interests of any Lender.

       6.11 BUSINESS PLAN. Prior to December 31, 1998, a Business Plan shall have been finalized and a true and complete copy thereof shall have been delivered to each Lender.

       6.12 ADDITIONAL SECURITY; FURTHER ASSURANCES.

              (a) Borrower will, and each other member of the Borrower Group will, upon request of the Required Lenders grant to Collateral Agent security interests and mortgages in any material personal or real property, whether acquired before or after the Effective Date, as may be


                                      30.

reasonably requested from time to time by Required Lenders. All such security interests and mortgages shall be granted pursuant to documentation reasonably satisfactory in form and substance to Administrative Agent and Collateral Agent and shall constitute valid and enforceable Liens superior to and prior to the rights of all third Persons and subject to no other Liens except as are permitted by SECTION 7.3. The mortgages or instruments related thereto shall have been duly recorded or filed in such manner and in such places as are required by law to establish, perfect, preserve and protect the Liens in favor of Collateral Agent required to be granted pursuant to such mortgages and instruments and all taxes, fees and other charges payable in connection therewith shall have been paid in full.

              (b) Each Credit Party will, at the expense of such Credit Party, make, execute, endorse, acknowledge, file and/or deliver to Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the collateral covered by any of the Security Documents as Collateral Agent may reasonably require. Furthermore, Borrower shall cause to be delivered to Collateral Agent such opinions of counsel and other related documents as may be reasonably requested by Administrative Agent to assure itself that this SECTION 6.12 has been complied with.

              (c) Each Credit Party will, at the expense of such Credit Party, make, execute, endorse, acknowledge and/or deliver to Administrative Agent from time to time such amendments hereto as shall be reasonably requested by Administrative Agent or Required Lenders for the purposes of establishing and maintaining efficient funds transfer, invoicing, interest collection and other administrative procedures.

              (d) Each action required by this SECTION 6.12 shall be completed as soon as possible, but in no event later than 60 days after such action is requested to be taken by Administrative Agent, Collateral Agent or Required Lenders, as the case may be, provided that in no event shall any Credit Party be required to take any action, other than using its reasonable commercial efforts without any material expenditure, to obtain consents from third parties with respect to its compliance with this SECTION 6.12.

              (e) In addition to the obligations and documents which this Agreement expressly requires Borrower or any Guarantor to execute, acknowledge, deliver and perform, Borrower and each Guarantor shall execute and acknowledge (or cause to be executed and acknowledged) and deliver to Administrative Agent or Collateral Agent all documents, and take all actions, that may be reasonably requested by Administrative Agent, Collateral Agent or Lenders from time to time to confirm the rights created by the terms of any Credit Document to be covered by the Collateral Documents, or otherwise to carry out the purposes of the Credit Documents and the transactions contemplated hereunder and thereunder.

       6.13 CONSENTS, APPROVALS. From time to time obtain all material governmental and third party consents, approvals and licenses required to be obtained by such time in connection with the transactions contemplated by the Alcatel Procurement Agreement, the QUALCOMM Procurement Agreements and the Credit Documents and such consents, approvals and licenses shall be kept in effect for so long as required, including, without limitation, (i) any required consent of any Governmental Entity required to be obtained to permit the assignment for security


                                      31.

purposes of the License and all additional licenses granted to Borrower or its Subsidiaries and (ii) all required consents from Borrower's, Holdings' any Guarantor's or their Subsidiaries' contractual counterparties required to be obtained to permit the assignment to Collateral Agent of the Collateral.

       6.14 MAINTENANCE OF LICENSES AND COMPLIANCE WITH REGULATIONS AND RELATED AGREEMENTS.

              (i) Take any and all action necessary to maintain the Licenses;

              (ii) Not, without the prior written consent of Collateral Agent and Required Lenders, sell, assign, transfer or partition the Licenses, and if Administrative Agent and Lenders consent to such sale, assignment, transfer or partition, Borrower and each Guarantor shall cause each purchaser, assignee, transferee or partitionee to become a party to or otherwise specifically assume Borrower's obligations under the Credit Documents;

              (iii) Not take any action which would violate any federal, state, national, provincial or local statute, rule, regulation or order relating to the Licenses;

              (iv) Not, without the prior written consent of Collateral Agent and Requisite Lenders, materially modify or amend the Licenses;

              (v) Enter into all interconnection agreements required under or by the Licenses, if any;

              (vi) Not take any action which would violate any License or any agreement relating to the Licenses which might be reasonably likely to have a Material Adverse Effect; or

              (vii) Not, without the prior written consent of Collateral Agent and Required Lenders, pledge as collateral the License, nor subject the License or any Other License to any claim, Lien, security interest or other encumbrance;

provided, however, that nothing in this SECTION 6.14 shall limit Borrower's ability to sell or dispose of assets, including a portion of the Licenses or Other Licenses, to the extent expressly permitted in SECTION 7.2(f).

       6.15 SITE ACQUISITION.

              (a) In connection with site acquisition for the placement or installation of Intelligent Base Station Controllers ("BSCs"), Base Station Transceivers ("BTSs"), Mobile Switching Centers ("MSCs") or other infrastructure equipment, enter into a Site Lease Agreement with minor modifications as shall be reasonably necessary to negotiate with particular landlords and, as to leases not yet distributed to potential landlords, appropriate modifications to reflect the fact that the Integral Assets will be entirely owned by Borrower; and

              (b) Concurrent with entering into any lease of real property in connection with the placement or installation of BSCs, BTSs, MSCs or other infrastructure equipment, whether or not in the form of a Site Lease Agreement, deliver to Collateral Agent (i) a copy of such lease and (ii) if the lessor of such real property is party to a lending arrangement with respect to such


                                      32.

real property, a nondisturbance agreement, duly executed by the lessor's lender in form suitable for recordation, or, in the case of each of items (a) or (b) of this SECTION 6.15, other documentation reasonably satisfactory to Collateral Agent.

       6.16 COMPLETION OF CONDITIONS PRECEDENT Borrower shall satisfy each and every condition set forth in SECTION 4 hereof not later than October 31, 1998

       6.17 ADDITION OF OTHER SECURED CREDITORS. Within a reasonable time prior to the execution of any credit agreement that would give rise to Pari Passu Debt, Borrower shall notify Administrative Agent in writing that such credit agreement will be signed. Notification shall be substantially in the form attached hereto as Exhibit H. The Lenders and Borrower shall, within a reasonable period following the latter of the date of execution of such credit agreement and the date Borrower shall have provided to Administrative Agent a certified Spanish translation of such credit agreement for notarization and registration by a Notary Public, (i) enter into an amendment of the Mortgage ("ampliacion de hipoteca") which amendment shall set forth that the new lender under the Pari-Passu Debt will participate with the Lenders on a first priority perfected security interest in the Mortgage, (ii) enter into amendments of the Pledge Agreements executed by the Lenders and the Credit Parties which amendment shall set forth that the new lender under the Pari-Passu Debt will participate with the Lenders on a first priority perfected security interest in the pledge of the stock of Borrower and the Guarantors and (iii) enter into amendments of the Collateral Assignment Agreements entered into by the Credit Parties and the Lenders which amendment shall set forth that the new lender under the Pari-Passu Debt will participate with the Lenders in a first priority perfected security interest in the Collateral Assignment Agreements.

SECTION 7. NEGATIVE COVENANTS.

       By their execution of this Agreement, the Guaranty or the Pledge Agreements, as applicable, each of Borrower, and each Guarantor jointly and severally covenants and agrees with respect to Borrower, each Guarantor and their Subsidiaries that for so long as this Agreement is in effect and until the Commitments have terminated and the Loans, together with interest, Fees and all other Obligations incurred hereunder, are paid in full:

       7.1 CHANGES IN BUSINESS. None of Borrower Group will engage in any business but the Business and reasonable extensions thereof.

       7.2 CONSOLIDATION, MERGER, SALE OR PURCHASE OF ASSETS, ETC. None of Holdings or Borrower Group will wind up, liquidate or dissolve its affairs, or enter into any transaction of merger or consolidation, sell or otherwise dispose of all or any part of its property or assets (other than sales and other dispositions (including asset swaps and similar transactions) when no Event of Default exists to the extent in the ordinary course of business), or purchase, lease or otherwise acquire all or any part of the property or assets of any Person (other than purchases or other acquisitions of inventory, leases, materials and equipment in the ordinary course of business) or agree to do any of the foregoing at any future time, except that the following shall be permitted:


                                      33.

              (a) any Subsidiary of a Credit Party (other than Borrower) may be merged or consolidated with or into, or be liquidated into, another Subsidiary that is a Credit Party (so long as a Credit Party is the surviving corporation), or all or any part of its business, properties and assets may be conveyed, leased, sold or transferred to any Credit Party, in each case to the extent no detriment results with respect to the security interests and Liens created pursuant to the Security Documents;

              (b) capital expenditures not exceeding $750,000,000 from the Effective Date through December 31, 2000 and $200,000,000 per year thereafter; provided, however, that if any such permitted capital expenditure is not made within the designated period, such amount shall be available to be made as capital expenditures in ensuing periods;

              (c) the investments permitted pursuant to SECTION 7.5;

              (d) each Credit Party may lease (as lessee) real or personal property in the ordinary course of business (so long as such lease does not create a Capitalized Lease Obligation not otherwise permitted by SECTION 7.4(c));

              (e) licenses or sublicenses by the Credit Parties of intellectual property in the ordinary course of business of such Credit Parties, provided, that such licenses or sublicenses shall not interfere with the Business;

              (f) sales of Licenses (to the extent such does not constitute an Event of Default under SECTION 8.9) and other sales or dispositions of assets as shall be mutually agreed by QUALCOMM and Borrower; and

              (g) the acquisitions of additional telecommunications business and assets in Mexico to the extent not in excess of $50,000,000.

       7.3 LIENS. None of Holdings or Borrower Group will create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets of any kind (real or personal, tangible or intangible) of such Person whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable or notes with recourse to such Person) or assign any right to receive income, except:

              (a) Liens for taxes not yet due or Liens for taxes, assessment or governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of Holdings) have been established;

              (b) Liens in respect of property or assets of any of Borrower Group imposed by law which were incurred in the ordinary course of business, such as carriers', warehousemen's and mechanics' Liens, statutory landlords' Liens, and other similar Liens arising in the ordinary course of business, and
(x) which do not in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of Borrower Group or (y) which are being contested in good faith by


                                      34.

appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or asset subject to such Lien;

              (c) Liens created by or pursuant to this Agreement or the other Credit Documents;

              (d) Liens created pursuant to Capital Leases permitted by SECTION 7.4(c);

              (e) Liens arising from judgments, decrees or attachments and Liens securing appeal bonds arising from judgments, in each case in circumstances not constituting an Event of Default under SECTION 8.9;

              (f) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations incurred in the ordinary course of business (exclusive of obligations in respect of the payment for borrowed money);

              (g) leases, subleases or licenses granted to others not interfering in any material respect with the Business;

              (h) easements, rights-of-way, restrictions, minor defects or irregularities in title and other similar charges or encumbrances not interfering in any material respect with the ordinary conduct of the Business;

              (i) any interest or title of a lessor under any lease permitted by this Agreement and Liens arising from financing statements regarding leases permitted by this Agreement;

              (j) purchase money Liens securing payables arising from the purchase by any of Borrower Group or any Guarantor of any equipment or goods in the normal course of business, provided that such payables shall not constitute Indebtedness;

              (k) Liens existing on, and to remain in effect after, the Effective Date to the extent specified on SCHEDULE 7.3 hereto;

              (l) Liens arising pursuant to purchase money mortgages or security interests securing Indebtedness not constituting Pari Passu Debt or High-Yield Debt representing the purchase price of assets acquired by any of Borrower Group after the Effective Date, provided that any such Liens attach only to the assets so acquired and that all Indebtedness secured by Liens created pursuant to this clause (l) is permitted by SECTION 7.4(c);

              (m) Liens on property (other than capital stock) of any Person that becomes a member of Borrower Group after the date hereof, provided that such Liens are in existence at the time such Person becomes a member of Borrower Group, were not created in anticipation thereof and do not attach to any property of any other member of Borrower Group;


                                      35.

              (n) Liens on amounts raised pursuant to the High-Yield Debt to fund interest payments as required under the terms thereof; and

              (o) Liens created to secure Indebtedness permitted by SECTION 7.4(j); and

              (p) other Liens, in addition to the Liens permitted above, provided that the aggregate amount of obligations secured by such Liens does not at any time exceed the greater of (i) $10,000,000 or (ii) one percent (1%) of the aggregate of Consolidated Debt and Consolidated Net Worth at the time of the incurrence thereof; provided, further, that such Liens do not encumber any Integral Assets.

       7.4 INDEBTEDNESS. None of Holdings or Borrower Group will contract, create, incur, assume or suffer to exist any Indebtedness, except:

              (a) Indebtedness incurred pursuant to this Agreement and the other Credit Documents, the QUALCOMM Procurement Documents and the Alcatel Procurement Agreement;

              (b) Indebtedness owing by any of Borrower Group that is a Credit Party to another member of Borrower Group that is a Credit Party;

              (c) Capitalized Lease Obligations of a member of Borrower Group that is a Credit Party not constituting Pari Passu Debt and Indebtedness incurred pursuant to purchase money mortgages or security interests permitted by
SECTION 7.3(l), provided that the aggregate of all such Capitalized Lease Obligations under all Capital Leases entered into after the Effective Date plus all principal Indebtedness secured by such purchase money mortgages or security interests shall not exceed the greater of (i) $15,000,000 or (ii) two percent (2%) of the sum of Consolidated Debt and Consolidated Net Worth at the time of incurrence thereof;

              (d) Pari Passu Debt provided that after the incurrence thereof the Leverage Ratio set forth in SECTION 7.10 (if applicable at such time) shall be satisfied on the last day of the fiscal quarter most recently ended on a pro forma basis as if such Pari Passu Debt was incurred on such last day;

              (e) other Indebtedness outstanding prior to, and to remain outstanding after, the Effective Date to the extent specified in SCHEDULE 5.18 hereto;

              (f) Contingent Obligations of any of Borrower Group arising with respect to customary indemnification obligations incurred in connection with permitted asset dispositions and/or acquisitions;

              (g) unsecured Indebtedness of Borrower or Indebtedness secured by a Lien permitted under SECTION 7.3(p); provided that after the incurrence thereof the Leverage Ratio set forth in SECTION 7.10 (if applicable at such time) shall be satisfied on the last day of the fiscal quarter most recently ended on a pro forma basis calculated as if such Indebtedness was incurred on such last day;


                                      36.

              (h) Contingent Obligations not otherwise permitted by this SECTION
7.4 to the extent not exceeding in the aggregate at any time outstanding $5,000,000;

              (i) High-Yield Debt; and

              (j) Indebtedness incurred in connection with obtaining financing for wireless telecommunication handsets.

       7.5 ADVANCES, INVESTMENTS AND LOANS. None of Holdings or Borrower Group will lend money or credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to any Person, except:

              (a) Holdings and Borrower Group may invest in cash and Cash Equivalents;

              (b) any of Borrower Group may acquire and hold receivables owing to them, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms;

              (c) the intercompany Indebtedness described in SECTION 7.4(b);

              (d) loans and advances to officers, directors and employees in the ordinary course of business in an aggregate principal amount not to exceed $5,000,000 (or the equivalent) at any time outstanding shall be permitted;

              (e) any of Borrower Group may acquire and own investments (including debt obligations) received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

              (f) any of Borrower Group may make investments in any other member of Borrower Group that is a Credit Party; and

              (g) acquisitions permitted by SECTION 7.2(g).

       7.6 LIMITATION ON CREATION OF SUBSIDIARIES. None of Borrower Group will establish, create or acquire any Subsidiary other than a Wholly-owned Subsidiary
(x) 100% of the capital stock of which is pledged pursuant to the Security Documents and such pledge is perfected, (y) which executes a counterpart of the Guaranty and appropriate Security Documents, in each case on the same basis (and to the same extent) as such Subsidiary would have executed such Credit Documents if it were a Credit Party on the Additional Loans Closing Date and (z) which owns no Integral Assets.

       7.7 PREPAYMENTS; MODIFICATIONS. Holdings will not, and will not permit any of its Subsidiaries to (i) make any voluntary or optional payment or prepayment or redemption or acquisition for value of Indebtedness under the High Yield Debt or the Alcatel Credit Agreement except, with respect to the Alcatel Credit Agreement and any other vendor Indebtedness in excess of $50,000,000, if such prepayment, redemption or acquisition is made pro rata among


                                      37.

such lenders based on the applicable outstanding principal amounts on the date of payment, or (ii) amend, modify or change (including early termination) in any manner adverse to the interests of the Lenders any provisions of any organizational documents of any Credit Party or any document governing High-Yield Debt, the Joint Venture Agreement, the Alcatel Procurement Agreement or the Alcatel Credit Agreement (provided that any change to such Credit Agreement will not violate this Section if the Credit Parties have offered in writing to make a corresponding change to this Agreement) or any organizational document of any Credit Party.

       7.8 DIVIDENDS, ETC.

              (a) None of Borrower Group will declare or pay any dividends (other than dividends payable solely in capital stock of such Person) or return any capital to, its stockholders or authorize or make any other distribution, payment or delivery of property or cash to its stockholders as such, or redeem, retire, purchase or otherwise acquire, directly or indirectly, for a consideration, any shares of any class of its capital stock now or hereafter outstanding (or any warrants for or options or stock appreciation rights in respect of any of such shares), or set aside any funds for any of the foregoing purposes, or permit any of its Subsidiaries to purchase or otherwise acquire for consideration any shares of any class of the capital stock of any other member of Borrower Group or any other Subsidiary, as the case may be, now or hereafter outstanding (or any options or warrants or stock appreciation rights issued by such Person with respect to its capital stock) (all of the foregoing "Dividends"), except that any Subsidiary of Borrower, Pegaso PCS and Personnel Co. may pay dividends to Borrower, Pegaso PCS and Personnel Co, as applicable, and direct Subsidiaries of Holdings may pay dividends to Holdings (i) to permit it to pay when due administrative costs, taxes relating to the Business and Borrower Group, (ii) if no Event of Default exists, to pay interest and scheduled principal amortization on any High-Yield Debt that Holdings may issue, and (iii) at such time as the Debt to Cash Flow Ratio as of the end of any fiscal quarter most recently ended for the Borrower Group is less 5:1 as reflected on the financial statements delivered pursuant to SECTION 6.1(a) OR
(b), as applicable, then to the extent that Facility-1 and Facility-2 are, in aggregate, prepaid in amounts equal to such Dividends, Dividends may be paid to Holdings and Holdings may pay to its shareholders Dividends in such amount.

              (b) Holdings will not, and will not permit any of its Subsidiaries to, create or otherwise cause or suffer to exist any encumbrance or restriction which prohibits or otherwise restricts (i) the ability of any Credit Party to
(A) pay dividends or make other distributions or pay any Indebtedness owed to any other Credit Party, (B) make loans or advances to another Credit Party (C) transfer any of its properties or assets to another Credit Party or (ii) the ability of any Guarantor to create, incur, assume or suffer to exist any Lien upon its property or assets to secure the Obligations, other than prohibitions or restrictions existing under or by reason of: this Agreement, the other Credit Documents and the agreements governing other Pari Passu Debt; agreements governing High-Yield Debt to the extent no more restrictive than those contained herein; the terms of any of the Licenses; applicable law; customary non-assignment provisions entered into in the ordinary course of business and consistent with past practices; any restriction or encumbrance with respect to a Subsidiary imposed pursuant to an agreement which has been entered into for the sale or disposition of all or substantially all of the capital stock or assets of such Subsidiary, so long as such sale or disposition is permitted under this Agreement; and Liens permitted under SECTION 7.3(l) and any documents or instruments governing the terms of any


                                      38.

Indebtedness or other obligations secured by any such Liens, provided that such prohibitions or restrictions apply only to the assets subject to such Liens.

       7.9 TRANSACTIONS WITH AFFILIATES. Holdings will not, and will not permit any Subsidiary to, enter into any transaction or series of transactions after the Effective Date whether or not in the ordinary course of business, with any Affiliate other than on terms and conditions substantially as favorable to Holdings or such Subsidiary as would be obtainable by Holdings or such Subsidiary at the time in a comparable arm's-length transaction with a Person other than an Affiliate, provided that the foregoing restrictions shall not apply to (i) transactions solely among the Credit Parties, (ii) employment arrangements entered into in the ordinary course of business with officers of Holdings and its Subsidiaries, (iii) customary fees paid to members of the Board of Directors of Holdings, and (iv) any transaction expressly permitted by the Joint Venture Agreement as in effect on the Effective Date.

       7.10 LEVERAGE RATIO. Borrower will not permit the Leverage Ratio to exceed, as of the last day of any fiscal quarter, 1.5:1.0 with each component thereof calculated in Mexican pesos for purposes of determining compliance with this SECTION 7.10. Upon the Borrower Group achieving positive earnings before interest, taxes, depreciation and amortization ("EBITDA") Borrower and Lenders agree to negotiate in good faith to set an appropriate financial covenant to be substituted for the foregoing financial covenant based on an agreed ratio of total Consolidated Debt to 12 month EBITDA.

       7.11 MINIMUM ASSET OWNERSHIP CONCENTRATION. Borrower shall ensure that the Asset Ownership Concentration shall not at any time be less than ninety-five percent (95%).

       7.12 Limitation On Issuance Of Stock. Holdings will not permit any of its Subsidiaries, directly or indirectly, to issue any shares of its capital stock or other securities (or warrants, rights or options to acquire shares or other equity securities), except (i) in favor of Holdings or another Credit Party that is the parent company, (ii) for replacements of then outstanding shares of capital stock, (iii) for stock splits, stock dividends and similar issuances which do not decrease the percentage ownership of Holdings or Borrower Group in any class of the capital stock of such Subsidiary, and (iv) for issuances by newly created or acquired Subsidiaries in accordance with SECTION 7.6.

       7.13 COMPLIANCE WITH CERTAIN REGULATIONS. Neither Holdings nor any other Credit Party shall become an "investment company" or a Person controlled by an "investment company," within the meaning of the Investment Company Act of 1940, or become principally engaged in, or undertake as one of its important activities, the business of extending credit for the purpose of purchasing or carrying margin stock, or use the proceeds of any Loan for such purpose or violate any law or regulation, in each case which violation would be reasonably likely to have a Material Adverse Effect.

SECTION 8. EVENTS OF DEFAULT.

       Upon the occurrence of any of the following specified events (each, an "Event of Default"):


                                      39.

       8.1 PAYMENTS. Borrower shall (i) default in the payment when due of any principal of the Loans or (ii) default, and such default shall continue for five or more days, in the payment when due of any interest on the Loans or any Fees; or

       8.2 REPRESENTATIONS, ETC. Any material representation, warranty or statement made by any Credit Party herein or in any other Credit Document or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

       8.3 COVENANTS. Any Credit Party shall (a) default in the due performance or observance by it of any term, covenant or agreement contained in SECTION 6.8, 6.9, 6.10, 6.11, 6.12, 6.14, 6.16 or 7, or (b) default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in SECTION 8.1, 8.2 or clause (a) of this SECTION 8.3) contained in this Agreement and such default shall continue unremedied for a period of at least 30 days after written notice to the defaulting party by Administrative Agent or Required Lenders; or

       8.4 DEFAULT UNDER OTHER AGREEMENTS. Any Credit Party shall (i) default in any payment with respect to any Indebtedness (other than the Obligations) beyond the period of grace, if any, applicable thereto or (ii) default in the observance or performance of any agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause any such Indebtedness to become due prior to its stated maturity; or any such Indebtedness of any Credit Party shall be declared to be due and payable prior to the stated maturity thereof, provided that it shall not constitute an Event of Default pursuant to this SECTION 8.4 unless the principal amount of such Indebtedness exceeds $25,000,000 individually or in the aggregate at any one time; or

       8.5 BANKRUPTCY. (i) Any Credit Party shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or any Credit Party shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against any Credit Party any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against any Credit Party any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) any Credit Party shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i),


                                      40.

(ii) or (iii) above; or (v) any Credit Party shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

       8.6 SECURITY DOCUMENTS.

              (a) The Liens created by the Security Documents shall at any time not constitute a valid and perfected Lien on the collateral intended to be covered thereby (to the extent perfection by filing, registration, recordation or possession is required herein or therein) in favor of the Collateral Agent, free and clear of all other Liens (other than Liens permitted under Section 7.3 hereof or under the respective Security Documents), or except for expiration in accordance with its terms, any of the Security Documents shall for whatever reason be terminated or cease to be in full force and effect, or the enforceability thereof shall be contested by the Borrower in writing; or

              (b) Any Credit Party shall default in the due performance or observance of any material term, covenant or agreement on its part to be performed or observed pursuant to any Security Document and such default shall continue unremedied for a period of at least 30 days after written notice to the defaulting party by Collateral Agent on behalf of Required Lenders; or

       8.7 GUARANTY. The Guaranty or any provision thereof shall cease to be in full force and effect, or any Guarantor or any Person acting by or on behalf of such Guarantor shall deny or disaffirm such Guarantor's obligations under the Guaranty or any Guarantor shall default in the due performance or observance of any material term, covenant or agreement on its part to be performed or observed pursuant to the Guaranty and such default (other than a payment default) shall continue unremedied for a period of at least 30 days after written notice to the defaulting party by Administrative Agent; or

       8.8 JUDGMENTS. One or more judgments or decrees shall be entered against any Credit Party involving a liability of $5,000,000 or more, individually or in the aggregate for all such judgments and decrees for all Credit Parties (not paid or to the extent not covered by insurance), and any such judgments or decrees shall not have been vacated, discharged or stayed or bonded pending appeal within 60 days from the entry thereof; or

       8.9 LOST LICENSES. Borrower Group shall lose the ownership or use of, there shall occur a revocation of, or there shall occur a failure to pay required amounts under, any License or Licenses and as a result thereof Covered Pops shall be reduced below 40,000,000;

       8.10 CHANGE OF CONTROL. A Change of Control has occurred and is continuing; or

       8.11 FAILURE TO COMPLETE CONDITIONS. Borrower shall fail to satisfy the closing conditions for making Additional Loans by the date set forth in SECTION 6.16; or

       8.12 OBJECTION TO PLEDGE. The Secretariat of Communications of Transport shall, within the statutory period in which objections may be made, object to the pledge of the capital stock of the Borrower pursuant to the Pledge Agreement or the registration of such pledge in the share registry of the Borrower and (i) the Borrower either does not appeal such objection within fifteen (15) days of receipt of notice thereof or (ii) Borrower, after having appealed such


                                      41.

objection within the fifteen (15) day period stipulated above, fails to cause the objection to be rescinded within ninety (90) days of receipt of notice of such objection; or

       8.13 MORTGAGE. The Borrower shall fail to deliver to the Administrative Agent within forty five (45) days after the filing of the Mortgage, the first testimony of the public deed evidencing the creation of the Mortgage, duly recorded at the Public Registry of Commerce of the Federal District of Mexico; or the Borrower shall fail to deliver to the Collateral Agent within ninety (90) days after filing of the Mortgage, the first testimony of the public deed evidencing the creation of the Mortgage, duly recorded at the Telecommunications Registry and Public Registry of Commerce;

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, Administrative Agent shall, upon the written request of Required Lenders, by written notice to Borrower, take any or all of the following actions, without prejudice to the rights of Administrative Agent or any Lender to enforce its claims against any Guarantor or Borrower, except as otherwise specifically provided for in this Agreement (provided that, if an Event of Default specified in SECTION 8.5 shall occur with respect to Borrower, the result which would occur upon the giving of written notice by Administrative Agent as specified in clauses (i) and (ii) below shall occur automatically without the giving of any such notice): (i) declare the Commitments to be terminated, whereupon the Commitment of each Lender shall forthwith terminate immediately and any Commitment Fee shall forthwith become due and payable without any other notice of any kind; (ii) declare the principal of and any accrued interest in respect of all Loans and all obligations owing hereunder and thereunder to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Credit Parties; and (iii) exercise its rights under the Security Documents to cause Collateral Agent to enforce any or all of the Liens and security interests created pursuant to the Security Documents. Upon the occurrence and during the continuance, of any Default or Event of Default, the obligation of Lenders to make any Loans under this Agreement or the other Credit Documents shall be suspended.

SECTION 9. DEFINITIONS.

       As used herein, the following terms shall have the meanings herein specified unless the context otherwise requires. Defined terms in this Agreement shall include in the singular number the plural and in the plural the singular:

       "Additional Loans" shall mean Loans made after the Effective Date.

       "Additional Loans Closing Date" shall mean the date on which the initial Additional Loans are made under this Agreement.

      "Administrative Agent" shall have the meaning provided in the first paragraph of this Agreement and shall include any successor to Administrative Agent appointed pursuant to SECTION 10.8.

       "Administrative Agent's Account" shall mean such account as is specified in writing by Administrative Agent to Borrower and Lenders from time to time.


                                      42.

       "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling (including but not limited to all directors and officers of such Person), controlled by, or under direct or indirect common control with such Person; provided, however, that neither of Vendors shall be considered to be an "Affiliate" hereunder. A Person shall be deemed to control a corporation if such Person possesses, directly or indirectly, the power (i) to vote 10% or more of the securities having ordinary voting power for the election of directors of such corporation or (ii) to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise.

       "Agreement" shall mean this Credit Agreement, as the same may be from time to time further modified, amended and/or supplemented.

       "Alcatel Costs" shall mean the cost of all equipment and services delivered to Borrower under the Alcatel Procurement Agreement.

       "Alcatel Lender" shall have the meaning provided in SECTION 6.10.

       "Alcatel Procurement Agreement" shall have the meaning provided in
SECTION 6.9.

       "Alcatel Vendor" shall have the meaning provided in SECTION 6.9.

       "Applicable Margin" shall mean (i) for Eurodollar Loans (A) that are Tranche A Loans, 1.50%, (B) that are Tranche B Loans, 4.50% and (C) that are Tranche C Loans, 1.50% and (ii) for Base Rate Loans (A) that are Tranche A Loans, 0.50%, (B) that are Tranche B Loans 3.50% and (C) that are Tranche C Loans 0.50%, which margins with respect to Tranche B Loans will be reduced on the first day Borrower incurs loans under a Senior Bank Financing with aggregate commitments of at least $100,000,000 to the margin applicable to loans under such Senior Bank Financing with an interest rate established by reference to the Eurodollar Rate (or any other comparable LIBOR market rate) or Base Rate, as the case may be.

       "Applicable VAT Margin" shall mean 1.50%.

       "Asset Ownership Concentration" shall mean, as of any date of determination, that percentage of the assets of the Borrower Group which are owned by, and are fully vested in, Borrower, valued on the same basis as such assets are carried on the books of each member of the Borrower Group on a consolidated basis.

       "Assignment Agreement" shall mean the Assignment and Acceptance Agreement in the form of EXHIBIT F (appropriately completed).

       "Authorized Officer" shall mean any senior officer of Borrower designated as such in writing to Administrative Agent by Borrower, in each case to the extent acceptable to Administrative Agent and shall include in any event the Chief Executive Officer and the Chief Financial Officer of Borrower.

       "Availability Period" shall mean the Facility-1 Availability Period or the Facility-2 Availability Period, as applicable.


                                      43.

       "Base Rate" shall mean the greater of (i) the rate of interest per annum publicly announced by Administrative Agent at its headquarters from time to time as its prime commercial lending rate, or, if Administrative Agent does not establish its own prime commercial lending rate, that rate published on such day (or if not a Business Day, on the last Business Day) in the Wall Street Journal newspaper as the "Prime Rate," such rate to be adjusted automatically (without notice) on the effective date of any change in such publicly announced rate and
(ii) the Federal Funds Effective Rate plus one-half of one percent (0.50%) (rounded upwards, if necessary, to the next one-sixteenth of one percent (1/16 of 1%).

       "Base Rate Loan" means any Loan bearing interest at the Base Rate.

       "Base Financing Percentage" shall mean fifty percent (50%).

       "Borrower" shall have the meaning provided in the first paragraph of this Agreement.

       "Borrower Group" shall mean Borrower, Holdings, Pegaso PCS, Personnel Co. and their respective Subsidiaries.

       "Borrower's Account" shall mean, such account as shall be maintained by Borrower and specified in writing by Borrower to Administrative Agent from time to time.

       "Borrowing" shall mean the incurrence of Loans pursuant to a single Facility by Borrower from all of the Lenders having Commitments with respect to such Facility on a pro rata basis on a given date and having in the case of Eurodollar Loans the same Interest Period.

       "Borrowing Date" shall mean each Business Day on which Loans are made or required to be made.

       "Borrowing Notice" shall mean a written notice in the form of EXHIBIT B hereto, signed by an Authorized Officer.

       "Borrowing Year" shall mean (i) the period from the Additional Loans Closing Date through January 31, 2000 and (ii) each successive 12-month period thereafter.

       "Business" shall mean the business of development, operation and use of the Licenses (and other new licenses and/or concessions issued to any of Borrower Group) and to operate and install terrestrial-based wireless telecommunications systems and long distance telecommunication systems in Mexico.

       "Business Day" shall mean (i) for all purposes other than as covered by clause (ii) below, any day excluding Saturday, Sunday and any day which shall be in the City of New York a legal holiday or a day on which banking institutions are authorized by law or other governmental actions to close and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Loans, any day which is a Business Day described in clause (i) and which is also a day for trading by and between banks in U.S. Dollar deposits in the inter-bank Eurodollar market.


                                      44.

       "Business Plan" shall mean at any time the Business Plan of Holdings and its Subsidiaries as the same shall be from time to time updated and approved by Holdings' Board of Directors as provided to each Lender as contemplated in
SECTION 6.1(c).

       "Capital Lease" as applied to any Person shall mean any lease of any property (whether real, personal or mixed) by that Person as lessee which, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of that Person.

       "Capitalized Lease Obligations" shall mean all obligations under Capital Leases of any Credit Party in each case taken at the amount thereof accounted for as liabilities in accordance with GAAP.

       "Cash Advance" shall have the meaning provided in SECTION 1.5(b)(i).

       "Cash Equivalents" shall mean (i) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than one year from the date of acquisition, (ii) Dollar denominated time deposits, certificates of deposit and bankers' acceptances of (x) any domestic commercial bank of recognized standing having capital and surplus in excess of $500,000,000 or (y) any bank (or the parent company of such bank) whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's Investors Service, Inc. ("Moody's") is at least P-1 or the equivalent thereof (any such bank, an "Approved Bank"), in each case with maturities of not more than one year from the date of acquisition, (iii) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (i) above entered into with any bank meeting the qualifications specified in clause (ii) above, (iv) commercial paper issued by any Approved Bank or by the parent company of any Approved Bank and commercial paper issued by, or guaranteed by, any industrial or financial company with a short-term commercial paper rating of at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody's, or guaranteed by any industrial company with a long term unsecured debt rating of at least A or A2, or the equivalent of each thereof, from S&P or Moody's, as the case may be, and in each case maturing within one year after the date of acquisition and (v) investments in money market funds substantially all of whose assets are comprised of securities of the type described in clauses (i) through
(iv) above.

       "Change of Control" shall mean, (i) the failure at any time prior to the consummation of a Qualified IPO of (A) the Original Mexican Shareholders to own at least 40% of the voting stock of Holdings or (B) SpinCo to own, directly or indirectly through QUALCOMM Mexico and/or other wholly owned Subsidiaries, at least 15% of the capital stock of Holdings except to the extent their stockholdings are sold to any of the Original Mexican Shareholders or other persons acceptable to Required Lenders, and (ii) at any time after the consummation of a Qualified IPO any transaction or series of transactions whereby (A) any Person or two or more Persons acting in concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934), directly or indirectly, of voting stock of Holdings (or other securities convertible into such voting stock) representing 25% or more of the combined voting power of all Voting Stock of Holdings; or (B) during any period of up to 18 consecutive months, commencing before or after the date of


                                      45.

this Agreement, individuals who at the beginning of such 18-month period were directors of Holdings, together with such directors as are approved by directors who were directors at the beginning of such period, shall cease for any reason to constitute a majority of the board of directors of Holdings; or (iii) any Person or two or more Persons acting in concert shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of the power to exercise, directly or indirectly, a controlling influence over the management or policies of Holdings. Notwithstanding the foregoing, (y) any such transaction or series of transactions described above involving QUALCOMM or any of its Affiliates shall not constitute a Change of Control and (z) any such transaction or series of transactions described in clause (ii) shall not constitute a change of control if the Original Mexican Shareholders or their Subsidiaries and Spinco continue to own, directly or indirectly, a greater percentage of the voting stock of Holdings than any other Person or two or more Persons acting in concert.

       "Collateral" shall mean all of the Collateral as defined in each of the Security Documents.

       "Collateral Agent" shall mean such Person as may from time to time be designated by Required Lenders as their collateral agent or collateral trustee on behalf of Lenders and the other Secured Creditors; provided, however, that until any such Person is so designated Collateral Agent shall refer to QUALCOMM; provided, further, that Required Lenders shall have no obligation to designate a Collateral Agent and the rights of Collateral Agent as specified herein may be vested in Lenders as a group or individually, as Required Lenders shall from time to time determine in their sole and absolute discretion.

       "Collateral Assignment Agreements" shall mean the following (i) the collateral assignment agreement to be entered into by Borrower and Lenders in connection with the conditional assignment in favor of Lenders of the PCS Services Agreement, (ii) the collateral assignment agreement to be entered into by Pegaso PCS and Lenders in connection with the conditional assignment of the Personnel Co. Services Agreement in favor of Lenders, and (iii) the collateral assignment agreement to be entered into by Pegaso PCS and the Lenders in connection with the conditional assignment of the Site Lease Agreements in favor of Lenders as each such agreement may be amended from time to time.

       "Commitment" shall mean, with respect to each Lender, such Lender's Facility-1 Commitment, Facility-2 Commitment and VAT Loan Commitment.

       "Commitment Fee" shall have the meaning provided in SECTION 2.1(a).

       "Common Terms Agreement" shall have the meaning provided in SECTION 1.13.

       "Consolidated Debt" shall mean, as of any date of determination, the aggregate stated balance sheet amount of all Indebtedness of each of Borrower Group on a combined basis as determined in accordance with GAAP plus (without duplication) any Indebtedness for borrowed money of any other Person as to which any of Borrower Group has created a guarantee or other Contingent Obligation.


                                      46.

       "Consolidated Net Worth" shall mean, at any time for the determination thereof, the aggregate amount of equity theretofore contributed to Holdings by its shareholders.

       "Contingent Financing Percentage" shall mean such percentage as shall be negotiated in good faith and agreed upon in writing from time to time by Borrower and QUALCOMM which shall reflect the funding requirements of Borrower and Guarantors as set forth in the Business Plan after giving full effect to all funds raised by Borrower, and Guarantors after the date hereof provided, however, that (i) prior to the earlier of any Senior Bank Financing or the issuance of High-Yield Debt, the Contingent Financing Percentage shall be equal to fifty percent (50%), (ii) the Contingent Financing Percentage for calendar years 1998 and 1999 shall be fifty percent (50%) and (iii) at any time that clause (i) or (ii) is not applicable, the Contingent Financing Percentage shall be 50% until the Borrower and QUALCOMM otherwise agree in writing.

       "Contingent Obligations" shall mean as to any Person any obligation of such Person guaranteeing or intending to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent,
(a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (d) otherwise to assure or hold harmless the owner of such primary obligation against loss in respect thereof, provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

       "Covered Pops" shall mean Pops for those areas for which Borrower has the right under the Licenses to provide Wireless Services and has constructed or intends to construct facilities to provide such Wireless Services.

       "Credit Advance" shall have the meaning provided in SECTION 1.5(b)(i).

       "Credit Documents" shall mean this Agreement, the Notes, the Pagares, the Security Documents and the Guaranty.

       "Credit Party" shall mean Borrower, Holdings and Guarantors.

       "Debt to Cash Flow Ratio" shall mean as of any date of determination, the ratio of Consolidated Debt (net of cash and Cash Equivalents) on such date to
(i) EBITDA for the period of two consecutive fiscal quarters last ended prior to the date of the determination for which


                                      47.

financial statements have been provided pursuant to SECTION 6.1 (a) or (b) multiplied by (ii) two (2).

       "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

       "Dividends" shall have the meaning provided in SECTION 7.8.

       "Dollars" and the sign "$" shall each mean freely transferable lawful money of the United States.

       "EBITDA" shall have the meaning provided in SECTION 7.10.

       "Effective Date" shall have the meaning provided in SECTION 11.10.

       "Eligible Transferee" shall mean and include a commercial bank, financial institution or other institutional "accredited investor" as defined in SEC Regulation D.

       "Environmental Claims" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation or proceedings relating in any way to any Environmental Law or any permit issued under any such Environmental Law (hereafter, "Claims"), including, without limitation, (a) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and (b) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief in connection with alleged injury or threat of injury to health, safety or the environment due to the presence of Hazardous Materials.

       "Environmental Law" means any applicable federal, state or local statute, law, rule, regulation, ordinance, code and rule of common law now or hereafter in effect and in each case as amended, and any binding judicial or administrative interpretation thereof, including any binding judicial or administrative order, consent decree or judgment, relating to the environment or Hazardous Materials.

       "Equipment Agreement" means that Equipment Purchase Agreement entered into as of June 10, 1998 by and between Borrower and QUALCOMM as such shall from time to time be amended, supplemented and restated.

       "Eurodollar Rate" shall mean, with respect to each Interest Period, the rate of interest determined on the basis of the rate for deposits in Dollars for a period equal to such Interest Period commencing on the first day of such Interest Period appearing on Page 3750 of the Telerate screen as of 11:00 a.m., London time, two Business Days prior to the beginning of such Interest Period. In the event that such rate does not appear on Page 3750 of the Telerate screen (or otherwise on such screen), the "Eurodollar Rate" shall be determined by reference to such other publicly available service for displaying eurodollar rates as may be agreed upon by Administrative Agent and Borrower or, in the absence of such agreement, the "Eurodollar Rate" shall instead be the rate per annum equal to the average (rounded upwards to the nearest 1/100th of 1%) of the respective rates notified to Administrative Agent by such banks as shall be agreed


                                      48.

by Borrower and QUALCOMM prior to the Additional Loans Closing Date as the rate at which such Persons is offered Dollar deposits in an amount approximately equal to the amount of the requested Loan at or about 11:00 a.m., London time, two Business Days prior to the beginning of such Interest Period in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations in respect of its Eurodollar Loans are then being conducted for delivery on the first day of such Interest Period for the number of days comprised therein.

       "Eurodollar Loan" means any Loan (other than VAT Loans) bearing interest at the Eurodollar Rate.

       "Event of Default" shall have the meaning provided in SECTION 8.

       "EXIM Financing" shall mean each credit facility entered into by Borrower to finance QUALCOMM Costs that are EXIM Qualified, together with eligible local costs, under export credit political and commercial guarantees/insurance provided by the Export Import Bank of the U.S.

       "EXIM Qualified" shall mean with respect to (i) QUALCOMM Costs and eligible local costs, such costs that are eligible to be financed and/or refinanced under an EXIM Financing and (ii) Loans, Loans that are incurred to finance QUALCOMM Costs that are EXIM Qualified.

       "Existing VAT Loans" shall have the meaning ascribed to such term inside the definition of "VAT Loans."

       "Facility" shall mean any of the credit facilities established under this Agreement, i.e., Facility-1, Facility-2 and the VAT Facility.

       "Facility-1" shall mean the Facility evidenced by the Total Facility-1 Commitment.

       "Facility-1 Availability Period" shall mean the period commencing on the Additional Loans Closing Date and ending on December 31, 2000.

       "Facility-1 Availability Period Costs" shall mean QUALCOMM Costs that are EXIM Qualified and are payable during the Facility-1 Availability Period.

       "Facility-1 Commitment" shall mean, with respect to each Lender, the amount, if any, set forth opposite its name on SCHEDULE 1.0 hereto under the column entitled "Facility-1 Commitment," as the same may be (x) reduced or terminated pursuant to SECTIONS 2.2, 2.3 and 8 or (y) adjusted as a result of assignments to or from such Lender pursuant to SECTION 1.10 or 11.4.

       "Facility-1 EXIM Loans Closing Date" shall mean the date of the initial borrowing under any EXIM Financing entered into to finance and/or refinance Facility-1 Availability Period Costs.

       "Facility-1 Loan" shall have the meaning provided in SECTION 1.1.


                                      49.

       "Facility-1 Refinancing Date" shall mean the earlier of (i) the first anniversary of the Additional Loans Closing Date and (ii) the Facility-1 EXIM Loans Closing Date.

       "Facility-2" shall mean the Facility evidenced by the Total Facility-2 Commitment.

       "Facility-2 Availability Period" shall mean the period commencing on January 1, 2001 and ending on December 31, 2002.

       "Facility-2 Availability Period Costs" shall mean QUALCOMM Costs that are EXIM Qualified and are payable during the Facility-2 Availability Period.

       "Facility-2 Commitment" shall mean, with respect to each Lender, the amount, if any, set forth opposite its name on Annex I hereto under the column entitled "Facility-2 Commitment," as the same may be (x) reduced or terminated pursuant to SECTIONS 2.2, 2.3 and 8 or (y) adjusted as a result of assignments to or from such Lender pursuant to SECTION 1.10 or 11.4.

       "Facility-2 EXIM Loans Closing Date" shall mean the date of the initial borrowing under any EXIM Financing entered into to finance and/or refinance Facility-2 Availability Period Costs.

       "Facility-2 Loan" shall have the meaning provided in SECTION 1.1.

       "Facility-2 Refinancing Date" shall mean the earlier of (i) January 1, 2002 and (ii) the Facility-2 EXIM Loans Closing Date.

       "Federal Funds Effective Rate" means, for any day, a fluctuating interest rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by Administrative Agent from three Federal funds brokers of recognized standing selected by Administrative Agent.

       "Fees" shall mean all amounts payable pursuant to, or referred to in,
SECTION 2.1.

       "Frequency Band License" shall mean the Concessions for the Use, Development and Operation of Radio-electric Spectrum Frequency Bands to Provide Fixed or Mobile Wireless Access Services granted by the Secretariat of Communications of Transport in favor of the Borrower by means of its decision dated May 8, 1998 for the bands of frequencies of the radioelectric spectrum in order to render wireless access services, as also further described in the Joint Venture Agreement and Exhibit A thereto.

       "GAAP" shall mean generally accepted accounting principles in Mexico as in effect on the date of this Agreement; it being understood and agreed that determinations in accordance with GAAP for purposes of SECTIONS 6 AND 7, including defined terms as used therein, are subject (to the extent provided therein) to SECTION 11.7(a) and shall include U.S. GAAP reconciliations.


                                      50.

       "Governmental Entity" shall have the meaning provided in SECTION 5.3.

       "Guarantor" shall mean Holdings, Pegaso PCS, Personnel Co. and each other Person party to the Guaranty.

       "Guaranty" shall have the meaning provided in SECTION 4.1(d).

       "Hazardous Materials" shall mean (a) any petroleum or petroleum products, radioactive materials, asbestos in any form that is or is reasonably likely to become friable, urea formaldehyde foam insulation, transformers or other equipment that contains, electric fluid containing polychlorinated biphenyls above 50 ppm, and radon gas and (b) any chemicals, materials or substances defined as or included in the definition of "hazardous substances," "hazardous waste," "hazardous materials," "extremely hazardous waste," "restricted hazardous waste," "toxic substances," "toxic pollutants," "contaminants," or "pollutants," or words of similar import, under any applicable Environmental Law.

       "High-Yield Debt" shall mean notes or bonds of Holdings, provided that
(i) after the issuance thereof by Borrower or Holdings the Leverage Ratio set forth in SECTION 7.10 shall be satisfied on the last day of the last fiscal quarter then ended on a pro forma basis as if such High-Yield Debt were issued on such last day and (ii) any issue of such debt shall be unsecured, except to the extent of amounts raised to fund scheduled interest payments, and not have a maturity or provide for sinking fund payment or any scheduled prepayment prior to December 31, 2005.

       "Holdings" shall mean Pegaso Telecomunicaciones, S.A. de C.V., a Mexican corporation.

       "Indebtedness" of any Person shall mean, without duplication, (i) all indebtedness of such Person for borrowed money, (ii) the deferred purchase price of assets or services which in accordance with GAAP would be shown on the liability side of the balance sheet of such Person, (iii) the face amount of all letters of credit issued for the account of such Person and, without duplication, all drafts drawn thereunder, (iv) all Indebtedness of a second Person secured by any Lien on any property owned by such first Person, whether or not such indebtedness has been assumed, (v) all Capitalized Lease Obligations of such Person, (vi) all obligations of such Person to pay a specified purchase price for goods or services whether or not delivered or accepted, i.e., take-or-pay and similar obligations, (vii) all net obligations of such Person under Interest Rate Agreements and (viii) all Contingent Obligations of such Person, (other than Contingent Obligations arising from the guaranty by such Person of the obligations of Borrower and/or its Subsidiaries to the extent such guaranteed obligations do not constitute Indebtedness and are otherwise permitted hereunder), provided that Indebtedness shall not include trade payables and accrued expenses, in each case arising in the ordinary course of business.

       "Integral Assets" shall mean the Licenses, all assets to be provided under the QUALCOMM Procurement Agreements and the Alcatel Procurement Agreement, all trademarks, trade names and other intellectual property associated with the Business, all accounts receivable and the proceeds thereof related to the Business, all real estate (other than real estate the use of which does not derive from pure leasing arrangements)..


                                      51.

       "Interest Payment Date" shall mean each date on which interest is payable on the Loans, determined without regard to SECTION 1.5(b).

       "Interest Period" means, with respect to each Eurodollar, the period commencing on the date of the making or continuation of or conversion to such Eurodollar Loan and ending one, three or six months thereafter, as Borrower may elect in the applicable Notice of Conversion/Continuation; provided that:

              (a) any Interest Period (other than an Interest Period determined pursuant to clause (c) below) that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day;

              (b) any Interest Period applicable to a Eurodollar Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Business Day of a calendar month;

              (c) any Interest Period with respect to a Eurodollar Loan that would otherwise end after the applicable the maturity date of such Loan shall end on such maturity date;

              (d) no Interest Period with respect to a Eurodollar Loan which begins before January 31 of any given year (except January 31 of 1999) shall have a maturity extending beyond January 31 of such year;

              (e) no Interest Period applicable to any Eurodollar Loan shall include a principal repayment date for Loans under the Facility under which such Loan is made unless an aggregate principal amount of Loans under such Facility at least equal to the principal amount due on such principal repayment date shall be Base Rate Loans or other Eurodollar Loans having Interest Periods ending on or before such date; and

              (f) notwithstanding clauses (c) (d) and (e) above, no Interest Period applicable to a Eurodollar Loan shall have a duration of less than one month, and if any Interest Period applicable to such Eurodollar Loan would be for a shorter period, such Interest Period shall not be available hereunder.

       "Interest Rate Agreement" shall mean any interest rate swap agreement, any interest rate cap agreement, any interest rate collar agreement or other similar agreement or arrangement designed to protect Borrower or any Subsidiary against fluctuations in interest rates.

       "Joint Venture Agreement" shall mean the Joint Venture Agreement entered into as of July 16, 1998 by and between QUALCOMM Mexico, the Original Mexican Shareholders, Holdings and the New Shareholders listed therein, in the form delivered to Administrative Agent on the Effective Date and as the same may be subsequently amended or modified in compliance with the terms thereof and hereof.

       "Law" shall have the meaning provided in SECTION 5.3.


                                      52.

       "Lender" shall have the meaning provided in the first paragraph of this Agreement.

       "Lender Register" shall have the meaning provided in SECTION 11.16.

       "Leverage Ratio" shall mean, at any date of determination, the ratio of Consolidated Debt (net of cash and Cash Equivalents), to Consolidated Net Worth on such date.

       "Licenses" shall mean the Frequency Band License and the Network License.

       "Lien" shall mean any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement or any lease in the nature thereof).

       "Loan" and "Loans" shall mean the loans provided in accordance with
SECTION 1.1 together with the existing loans described in SECTION 1.5(a).

       "Loan Request" has the meaning set forth in SECTION 1.5(b)(i) hereof.

       "Loan Request Review Period" has the meaning set forth in SECTION 1.5(b)(i) hereof.

       "Long-Term Facility" shall mean Facility-1 or Facility-2 and "Long-Term Facilities" shall mean Facility-1 and Facility-2.

       "Long-Term Loans" shall mean Loans made under either Long-Term Facility.

       "Material Adverse Effect" shall mean a material adverse effect on (i) the business, assets, liabilities, or operations or condition (financial or otherwise) of the Borrower Group, taken as a whole, (ii) the ability of the Borrower Group to pay its Obligations under the Credit Documents as they become due and (iii) the validity or enforceability of the Guaranties or the Security Documents.

       "Maturity" or "maturity" means the earlier of (i) the final maturity date for any Loan as stated in SECTION 3.2 hereof and (ii) the date on which (A) the Loans have been accelerated or (B) the Loans have been prepaid in full and the Commitment terminated pursuant to this Agreement.

       "Mexico" shall mean the United Mexican States.

       "Minimum Borrowing Amount" shall mean (i) for Facility-1 and Facility-2, $250,000 and (ii) for the VAT Facility, $25,000.

       "Mortgage" shall mean that industrial mortgage established under the Mexican Telecommunications Law creating a mortgage on all assets of Borrower, including the Licenses, as further described in SECTION 4.1(e)(i).

       "Network License" shall mean the license granted on June 23, 1998 by the Secretariat of Communications of Transport in favor of the Borrower to install, operate and exploit a public telecommunications network.


                                      53.

       "Note" shall have the meaning provided in SECTION 1.6(d).

       "Notice of Conversion/Continuation" has the meaning set forth in SECTION 1.5(c) hereof.

       "Notice of Deemed Loan" has the meaning set forth in SECTION 1.5(b)(ii) hereof.

       "Obligations" shall mean all amounts, direct or indirect, contingent or absolute, of every type or description, and at any time existing, owing by Borrower and/or any Guarantor to Administrative Agent, Collateral Agent or any Lender pursuant to the terms of this Agreement or any other Credit Document.

       "Original Mexican Shareholders" shall mean Pegaso Comunicaciones y Servicios, S.A. de C.V., Corporativo del Valle de Mexico S.A. de C.V. and Alejandro Burillo Azcarraga.

       "Pagare" shall mean a promissory note heretofore or hereafter issued by Borrower or Pegaso PCS in favor of a Lender in substantially the form attached hereto as EXHIBIT B with appropriate insertions as to issue date, maturity date, principal amount, and interest rate to finance VAT charges imposed by Mexico in respect of the QUALCOMM Costs.

       "Pari Passu Debt" shall mean all Indebtedness of Borrower incurred to finance the Business including Indebtedness under this Agreement, the Alcatel Credit Agreement, the Pari Passu Bank Facilities and under Interest Rate Agreements, but shall not include the High-Yield Debt, Capital Lease Obligations and the Indebtedness secured by Liens permitted by SECTION 7.3(l); provided that any such Indebtedness incurred in connection with the purchase of particular equipment or services, including, without limitation, Indebtedness of Borrower guaranteed by a vendor or any Affiliate of vendor to Borrower or any Affiliate of a vendor or any Affiliate of a vendor to Borrower, shall have a weighted average life of at least 3.8 years.

       "Pari Passu Bank Facilities" shall mean those loan facilities with a syndicate of prime banks or financial institutions having a weighted average life to maturity not less than the remaining weighted average life to maturity of Facility-1 Tranche B Loans made in the first Borrowing Year.

       "Participating Lenders" shall mean, with respect to the making of any Loans, those Lenders with Commitments to make such Loans.

       "PCS Services Agreement" shall mean the services agreement to be entered into by the Borrower and Pegaso PCS under which the latter will provide services to the Borrower.

       "Pegaso PCS" shall mean Pegaso PCS, S.A. de C.V., a Mexican corporation.

       "Percentage" shall mean at any time for each Lender with respect to the Loans and/or Commitments under any Facility, the percentage obtained by dividing such Lender's Commitment for such Facility by the aggregate Commitments of all Lenders for such Facility, provided that if the Commitments of all Lenders for such Facility have been terminated, the Percentage of each Lender for such Facility shall be determined by dividing such Lender's Commitment for such Facility immediately prior to such termination by the aggregate Commitments of all Lenders for such Facility immediately prior to such termination.


                                      54.

       "Permitted Liens" shall mean Liens described in SECTION 7.3.

       "Person" shall mean any individual, partnership, limited liability company, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

       "Personnel Co." shall mean Pegaso Recursos Humanos S.A. de C.V., a Mexican corporation.

       "Personnel Co. Services Agreement" shall mean the services agreement to be entered into by PCS and Personnel Co. under which the latter will provide services to Pegaso PCS.

       "Pledge Agreements" shall mean (i) the pledge agreement to be entered into by Holdings, PCS, the Borrower and the Lenders under which the stock of Pegaso PCS and Personnel Co. will be pledged in favor of Lenders, and (ii) the pledge agreement to be entered into by the shareholders of Holdings, Pegaso PCS, the Borrower and Lenders under which the stock of the Borrower and Holdings will be pledged and under which the stock of Holdings is affirmatively and/or negatively pledged in favor of Lenders.

       "Pops" shall mean population, as based on specific population estimates of geographic areas.

       "QUALCOMM" shall mean QUALCOMM Incorporated, a Delaware corporation.

       "QUALCOMM Costs" shall mean the cost of all equipment and services delivered to Borrower under the QUALCOMM Procurement Agreements, plus broker's fees, export credit insurance premiums, transportation costs and import duties payable in connection therewith, but in no event including the cost of any Subscriber Units (as defined in the Equipment Agreement).

       "QUALCOMM Mexico" shall mean QUALCOMM PCS Mexico, Inc., a California corporation.

       "QUALCOMM Fee Letter" means the side letter relating to arrangement fees dated September 25, 1998, between Borrower and QUALCOMM.

       "QUALCOMM Procurement Agreements" shall mean either or both of the Equipment Agreement or the Services Agreement.

       "Qualified IPO" shall mean a public offering of Holdings' common stock for gross sale proceeds to Holdings of at least U.S.$50,000,000 (or the equivalent) resulting in the trading of Holding's common stock on a national securities exchange in the U.S. or Mexico or international exchange in the European Economic Union.

       "Refinancing" shall have the meaning provided in SECTION 1.12.

       "Registered Financial Institution" shall mean the Registry of Foreign Banks, Financing Entities, Pension Funds and Investments Funds or any successor thereto.


                                      55.

       "Required Lenders" shall mean Lenders holding at least fifty-one percent (51%) of the then aggregate unpaid principal amount of all Loans then outstanding or, if no Loans are then outstanding, Lenders having at least fifty-one percent (51%) of the Commitments.

       "Responsible Officer" shall mean the President, Chief Executive Officer, Chief Financial Officer, Chief Operating Officer or General Counsel, or any Person having a similar function.

       "S&P" shall mean Standard & Poor's Ratings Services, a division of McGraw-Hill, Inc.

       "Scheduled Repayment" shall have the meaning provided in SECTION 3.2(b).

       "SEC" shall mean the Securities and Exchange Commission or any successor thereto.

       "SEC Regulation D" shall mean Regulation D as promulgated under the Securities Act of 1933, as amended, as the same may be in effect from time to time.

       "Secured Creditor" shall mean and include each holder of Pari Passu Debt.

       "Security Documents" shall have the meaning provided in SECTION 4.1(e).

       "Senior Bank Financing" shall mean any credit facility providing for loans and/or advances to be made to Borrower that Borrower enters into with one or more Lenders to the extent the Indebtedness arising thereunder shall constitute Pari Passu Debt, provided that Senior Bank Financing shall not include any EXIM Financing or financing under the Alcatel Credit Agreement.

       "Services Agreement" shall mean the Services Agreement entered into as of June 10, 1998 by and between Borrower and QUALCOMM Wireless Services (Mexico), S.A de C.V. as such may be from time to time amended, supplemented and restated.

       "Site Lease Agreement" shall mean a Site Lease Agreement substantially in the form of EXHIBIT G hereto; provided, however, that with respect to any Site Lease Agreement which has not yet been forwarded to potential lessors as of the Effective Date, the Site Lease Agreement shall reflect appropriate changes to reflect ownership in Borrower of assets located at the leased sites.

       "SpinCo" shall mean Leap Wireless International, Inc., a Delaware corporation.

       "Sponsors" shall mean the Original Mexican Shareholders, QUALCOMM and SpinCo. acting directly or through QUALCOMM Mexico.

       "Subsidiary" of any Person shall mean and include (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries and (ii) any partnership, association, joint venture or other entity in which such


                                      56.

Person directly or indirectly through Subsidiaries, has more than a 50% equity interest at the time.

       "Syndication" shall have the meaning provided in SECTION 1.12.

       "System" shall have the meaning provided in the first WHEREAS clause of this Agreement.

       "Total Commitment" shall mean $310,000,000; provided, however, that until such time as QUALCOMM's Board of Directors shall have approved such amount and QUALCOMM shall have given notice to Borrower and Administrative Agent of such approval, the "Total Commitment" shall mean $250,000,000. QUALCOMM agrees to request authorization for such increased amount promptly following the Effective Date.

       "Total Facility-1 Commitment" shall mean the sum of the Facility-1 Commitments of all the Lenders.

       "Total Facility-2 Commitment" shall mean the sum of the Facility-2 Commitments of all the Lenders.

       "Total VAT Loan Commitment" shall mean the sum of the VAT Loan Commitments of all of the Lenders.

       "Tranche A Loans" shall mean Loans under the Long-Term Facilities made as Tranche A Loans pursuant to SECTION 1.1(a) or (b), as the case may be.

       "Tranche B Loans" shall mean Loans under the Long-Term Facilities made as Tranche B Loans pursuant to SECTION 1.1(a) or (b), as the case may be.

       "Tranche C Loans" shall mean Loans under Facility-1 made as Tranche C Loans pursuant to SECTION 1.1(a).

       "U.S." shall mean the United States of America.

       "U.S. GAAP" means generally accepted accounting principles in the United States.

       "VAT" shall mean any value added tax associated with the sales of equipment and services under the QUALCOMM Procurement Agreements or broker's fees payable in connection therewith.

       "VAT Facility" shall mean the Facility evidenced by the Total VAT Loan Commitment.

       "VAT Facility Availability Period" shall mean the period commencing on the Additional Loans Closing Date and ending on December 31, 2002.

       "VAT Loan" shall have the meaning provided in SECTION 1.1(c) and shall specifically include any advances made to Borrower or Pegaso PCS prior to the Additional Loans Closing Date to finance VAT charges (the "Existing VAT Loans").

       "VAT Loan Advance" shall have the meaning provided in SECTION 1.2(a).


                                      57.

       "VAT Loan Commitment" shall mean, with respect to each Lender, the amount, if any, set forth opposite its name on SCHEDULE 1. hereto under the column entitled "VAT Loan Commitment," as the same may be (x) reduced or terminated pursuant to SECTIONS 2.2, 2.3 and 8 or (y) adjusted as a result of assignments to or from such Lender pursuant to SECTION 1.10 or 11.4.

       "VAT Loan Maturity Date" shall mean, with respect to each VAT Loan, the date which is 364 days after the date such VAT Loan is made.

       "Vendor" shall have the meaning provided in the first WHEREAS clause of this Agreement.

       "Vendor's Account" shall mean such account as is specified in writing by the Vendor to Administrative Agent and Borrower from time to time.

       "Wholly-owned Subsidiary" of any Person shall mean any Subsidiary of such Person to the extent all of the capital stock or other ownership interests in such Subsidiary, other than directors' qualifying shares, is owned directly or indirectly by such Person.

       "Wireless Services" shall mean PCS (Personal Communications Systems) and/or WLL (wireless local loop) services.

       "Written" or "in writing" shall mean any form of written communication or a communication by means of telex, facsimile transmission, or electronic mail.

       9.2 OTHER INTERPRETIVE PROVISIONS.

              (a) All terms defined in this Agreement shall have their defined meanings when used in the other Credit Documents and any certificate or other document made or delivered pursuant hereto, unless the context clearly indicates otherwise.

              (b) As used in this Agreement and the other Credit Documents and any certificate or other document made or delivered pursuant hereto, accounting terms relating to any Person not defined in SECTION 9.1 above, and accounting terms partly defined in SECTION 9.1 above to the extent not defined, shall have the respective meanings given to them under GAAP.

              (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, subsection, schedule and exhibit references are to this Agreement unless otherwise specified. The term "including" is not limiting and means "including, without limitation," and "including, but not limited to."

              (d) Whenever, from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular or the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter.

              (e) Unless otherwise specified herein, all accounting terms used herein shall be interpreted, and all Financial Statements required to be delivered hereunder shall be prepared


                                      58.

in accordance with GAAP. If any changes in GAAP from those used in the preparation of the financial statements referred to in SECTION 5.8 hereof ("GAAP Changes") hereafter occasioned by the promulgation of rules, regulations, pronouncements and opinions by or required by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants or Mexico or international equivalent thereof (or successors thereto or agencies with similar functions) result in a change in the method of calculation of any of the financial covenants, standards or other terms or conditions found in this Agreement, the parties hereto agree to enter into negotiations to amend such provisions so as to reflect equitably such GAAP Changes with the desired result that the criteria for evaluating the financial condition and performance of any Guarantor or Borrower and their Subsidiaries shall be the same after such GAAP Changes as if such GAAP Changes had not been made.

SECTION 10. ADMINISTRATIVE AGENT.

       10.1 APPOINTMENT OF QUALCOMM AS ADMINISTRATIVE AGENT. Lenders hereby designate and appoint QUALCOMM. as Administrative Agent to act in an administrative function as specified under this Agreement and the other Credit Documents and irrevocably authorizes Administrative Agent to take such action on its behalf under and subject to the provisions of this Agreement and each other Credit Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Credit Document, together with such other powers, in the judgment of Administrative Agent, as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement or any other Credit Document, Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein or therein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Credit Document or otherwise exist against Administrative Agent.

       10.2 DELEGATION OF DUTIES BY ADMINISTRATIVE AGENT. Administrative Agent may execute any of its duties under this Agreement by or through the Administrative Agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Administrative Agent shall not be responsible for the negligence or misconduct of any Administrative Agent or attorney-in-fact that it selects with reasonable care.

       10.3 LIABILITY OF ADMINISTRATIVE AGENT. None of Administrative Agent-Related Persons (defined below) shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Credit Document (except for its own gross negligence or willful misconduct), or (b) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by Borrower or any Affiliate of Borrower, or any officer thereof, contained in this Agreement or in any other Credit Document, or in any certificate, report, statement or other document referred to or provided for in, or received by Administrative Agent under or in connection with, this Agreement or any other Credit Document, or for the value of any Collateral or the validity, priority, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any Credit Document, or for any failure of Borrower or any other party to any Credit Document to perform its obligations hereunder or thereunder. No Administrative Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the


                                      59.

agreements contained in, or conditions of, this Agreement or any other Credit Document, or to inspect the Properties, books or records of Borrower or any of Borrower's Affiliates. "Administrative Agent-Related Persons" shall mean Administrative Agent and any successor Administrative Agent, together with their respective Affiliates, and the employees, agents and attorneys-in-fact of such persons.

       10.4 RELIANCE BY ADMINISTRATIVE AGENT.

              (a) Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to Borrower), independent accountants and other experts selected by Administrative Agent. Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Credit Document unless it shall first receive such advice or concurrence of Requisite Lenders as it deems appropriate and indemnification for all liability and expense which may be incurred by it by reason of taking or continuing to take any such action, provided, however, that Administrative Agent shall be justified in refusing to take action if such action is in violation of law or the terms of this Agreement or any other Credit Document, based on the advise of Administrative Agent's legal counsel. Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Credit Document in accordance with a request or consent of Requisite Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon all of Lenders.

              (b) For purposes of determining compliance with the conditions precedent specified in SECTION 4, each Lender that has executed this Agreement or shall hereafter execute and deliver an Assignment Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter either sent by Administrative Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender, unless an officer of Administrative Agent responsible for the transactions contemplated by the Credit Documents shall have received notice from such Lender prior to the initial borrowing specifying its objection thereto and either such objection shall not have been withdrawn by notice to Administrative Agent to that effect or such Lender shall not have made available to Administrative Agent its ratable portion of such borrowing.

       10.5 NOTICE OF DEFAULT. Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to Administrative Agent on behalf and for the benefit of Lenders, unless Administrative Agent shall have received written notice from a Lender or Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that Administrative Agent receives such a notice, Administrative Agent shall give notice thereof to each Lender. Administrative Agent shall take such action with respect to such Default or Event of Default as shall be requested by Requisite Lenders in accordance with SECTION 8; provided, however, that unless and until Administrative Agent shall have received any such request, Administrative


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

Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem in the best interest of Lenders.

       10.6 NON-RELIANCE BY LENDERS. Each Lender expressly acknowledges that none of Administrative Agent-Related Persons has made any representation or warranty to it and that no act by Administrative Agent hereafter taken, including any review of the affairs of Borrower, shall be deemed to constitute any representation or warranty by Administrative Agent to such Lender. Each Lender confirms to Administrative Agent that it has not relied, and will not rely hereafter, on Administrative Agent to check or inquire on such Lender's behalf into the adequacy, accuracy or completeness of any information provided by Borrower or any other Person under or in connection with the Credit Documents or the transactions herein contemplated (whether or not the information has been or is hereafter distributed to such Lender by Administrative Agent). Each Lender represents to Administrative Agent that it has, independently and without reliance upon Administrative Agent and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of Borrower, and all applicable regulatory laws relating to the transactions contemplated thereby, and made its own decision to enter into this Agreement and the other Credit Documents and extend credit to Borrower under and pursuant to this Agreement. Each Lender also represents that it will, independently and without reliance upon Administrative Agent and based on such documents and appraisals and decisions in taking or not taking action under this Agreement and the other Credit Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of Borrower. Except for notices, reports and other documents expressly herein required to be furnished to Lenders by Administrative Agent, Administrative Agent shall not have any duty or responsibility to provide to any Lender any credit or other information concerning the business, prospects, operations, Property, financial and other condition or creditworthiness of Borrower which may come into the possession of any Administrative Agent-Related Persons. Administrative Agent shall not be responsible to any Lender for the execution, effectiveness, priority, genuineness, validity, enforceability, collectability or sufficiency of this Agreement the Credit Documents or for any representations or warranties, recitals or statements made herein or therein or made in any written or oral statements, or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made available by Administrative Agent to Lenders or by or on behalf of Borrower to Administrative Agent or any Lender in connection with the Credit Documents or the transactions contemplated thereby or for the financial condition or business affairs of Borrower or any Person liable for payment of the Obligations, nor shall Administrative Agent be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Credit Documents or as to the use of proceeds of the Loans or as to the existence or possible existence of any Default or Event of Default.

       10.7 INDEMNIFICATION. Whether or not the transactions contemplated hereby are consummated, Lenders shall indemnify upon demand Administrative Agent-Related Persons (to the extent not reimbursed by or on behalf of Borrower and without limiting the obligation of Borrower to do so) ratably from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind whatsoever which may at any time (including at any time following the repayment of the Loans or the


                                      61.

termination or the resignation of the related Administrative Agent) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement or any of the other Credit Documents or the transactions contemplated hereby or thereby or any action taken or omitted by any such Person under or in connection with any of the foregoing; provided, however, that no Lender shall be liable for the payment to Administrative Agent-Related Persons of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender shall reimburse Administrative Agent upon demand for its ratable share of any costs or other out-of-pocket expenses (including reasonable attorneys' expenses and disbursements) incurred by Administrative Agent in connection with the preparation, execution, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement or any other Credit Document to the extent that Administrative Agent has not previously been reimbursed for such expenses by or on behalf of Borrower. Without limiting the generality of the foregoing, if any Governmental Entity or any Administrative Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify Administrative Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason), such Lender shall indemnify Administrative Agent fully for all amounts paid, directly or indirectly, by Administrative Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to Administrative Agent under this SECTION 10.7, together with all costs and expenses (including reasonable attorneys' expenses and disbursements). The obligations of Lenders in this SECTION 10.7 shall survive the repayment of all Obligations and the termination of the Credit Documents.

       10.8 SUCCESSOR ADMINISTRATIVE AGENT. Administrative Agent may, and at the request of Requisite Lenders shall, resign as Administrative Agent upon 30 days' notice to Lenders. If Administrative Agent shall resign as Administrative Agent under this Agreement and the other Credit Documents, then Requisite Lenders shall appoint from among Lenders a successor Administrative Agent for Lenders. If no successor Administrative Agent is appointed prior to the effective date of the resignation of Administrative Agent, Administrative Agent may appoint, after consulting with Lenders and Borrower, a successor Administrative Agent from among Lenders. Upon the acceptance of its appointment as successor Administrative Agent hereunder and under the other Credit Documents, such successor Administrative Agent shall succeed to the rights, powers and duties of Administrative Agent, the term "Administrative Agent" shall mean such successor Administrative Agent effective upon its appointment, and the former Administrative Agent's appointment, rights, powers and duties as Administrative Agent shall be terminated. After any retiring Administrative Agent's resignation as Administrative Agent, the provisions of this SECTION 10 and SECTION 11.1 shall continue to inure to its benefit as to actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement and the other Credit Documents.


                                      62.

SECTION 11. MISCELLANEOUS.

       11.1 PAYMENT OF EXPENSES, INDEMNIFICATION, ETC.

              (a) Borrower agrees to: (i) pay the costs and expense of Administrative Agent and each Lender in connection with the enforcement of the Credit Documents; and (ii) pay and hold each of the Lenders harmless from and against any and all present and future stamp and other similar taxes with respect to the foregoing matters and save each of the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Lender) to pay such taxes.

              (b) Borrower agrees to indemnify, save, and hold harmless Administrative Agent, Lenders and their directors, officers, agents, attorneys and employees (collectively, the "indemnitees") from and against: (i) any and all claims, demands, actions, or causes of action that are asserted against any indemnitee by any Person if the claim, demand, action, or cause of action arises out of or relates to a claim, demand, action, or cause of action that the Person asserts or may assert against Borrower, or any officer, director or shareholder of Borrower in their capacity as such, (ii) any and all claims, demands, actions or causes of action that are asserted against any indemnitee (other than by Borrower or by another indemnitee) if the claim, demand, action or cause of action arises out of or relates to the Loans, the use of proceeds of any Loans, or the relationship of Borrower and Lenders under this Agreement or any transaction contemplated pursuant to this Agreement, (iii) any administrative or investigative proceeding by any governmental agency arising out of or related to a claim, demand, action or cause of action described in clauses (i) or (ii) above; and (iv) any and all liabilities, losses, costs, or expenses (including outside attorneys' fees, in-house counsel fees and disbursements) that any indemnitee suffers or incurs as a result of any of the foregoing; provided, that Borrower shall have no obligation under this SECTION 11.1 to any Lender or Administrative Agent with respect to any of the foregoing arising out of the gross negligence or willful misconduct of such Lender or Administrative Agent.

       11.2 RIGHT OF SETOFF. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, if an Event of Default then exists, each Lender is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to any Credit Party or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special but other than payroll accounts) and any other Indebtedness at any time held or owing by such Lender (including, without limitation, by branches and agencies of such Lender wherever located) to or for the credit or the account of any Credit Party against and on account of the Obligations and liabilities of such Credit Party to such Lender under this Agreement or under any of the other Credit Documents, including, without limitation, all interests in Obligations of such Credit Party purchased by such Lender pursuant to SECTION 11.6(b), irrespective of whether or not such Lender shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

       11.3 NOTICES. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telex, telecopier, facsimile


                                      63.
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or electronic mail) and mailed, telexed, telecopied, faxed, electronic mailed or delivered, if to a Credit Party, at the address specified opposite its signature below or in the other relevant Credit Documents, as the case may be; if to any Lender, at its address specified for such Lender on the signature pages hereto; or, at such other address as shall be designated by any party in a written notice to the other parties hereto. All such notices and communications shall be mailed, telexed, telecopied, or electronic mailed or sent by overnight courier, and shall be effective when received.

       11.4 BENEFIT OF AGREEMENT.

              (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, provided that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lenders. Each Lender may at any time grant participations in any of its rights hereunder or under any of the Notes or Pagares to an Eligible Transferee, provided that in the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Credit Documents (the participant's rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the participant relating thereto) and all amounts payable by Borrower hereunder shall be determined as if such Lender had not sold such participation, except that the participant shall be entitled to the benefits of SECTIONS 1.9 and 3.4 of this Agreement to the extent that such Lender would be entitled to such benefits if the participation had not been entered into or sold, and, provided further that no Lender shall transfer, grant or assign any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would (i) extend the final scheduled maturity of any Loan in which such participant is participating (it being understood that any waiver of the application of any prepayment or the method of any application of any prepayment to, the amortization of the Loans shall not constitute an extension of the final maturity date), or reduce the rate or extend the time of payment of interest or Fees thereon (except in connection with a waiver of the applicability of any post-default increase in interest rates), or reduce the principal amount thereof, or increase such participant's participating interest in any Commitment over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Commitments, or a mandatory prepayment, shall not constitute a change in the terms of any Commitment), (ii) release all or substantially all of the Collateral or (iii) consent to the assignment or transfer by Borrower of any of its rights and obligations under this Agreement.

              (b) Notwithstanding the foregoing and subject to the limitations on Syndications set forth in SECTION 1.12, (x) any Lender may assign all or a portion of its outstanding Loans and/or Commitments and its rights and obligations hereunder to one or more other Lenders, and (y) with the consent of QUALCOMM, Administrative Agent and Borrower (which consents shall not be unreasonably withheld) any Lender may assign all or a portion of its outstanding Loans and/or Commitments and its rights and obligations hereunder to one or more Eligible Transferees. No assignment pursuant to the immediately preceding sentence shall to the extent such assignment represents an assignment to an institution other than one or more Lenders hereunder, be in an aggregate amount less than $5,000,000 (unless such assignee has agreed to purchase assignments of interests under this Agreement is a series of transactions which, in the


                                      64.

aggregate, will total an original amount not less than $5,000,000. If any Lender so sells or assigns all or a part of its rights hereunder, any reference in this Agreement to such assigning Lender shall thereafter refer to such Lender and to the respective assignee to the extent of their respective interests and the respective assignee shall have, to the extent of such assignment (unless otherwise provided therein), the same rights and benefits as it would if it were such assigning Lender. Each assignment pursuant to this SECTION 11.4(b) shall be effected by the assigning Lender and the assignee Lender executing an Assignment Agreement and giving Administrative Agent written notice thereof. At the time of any such assignment, (i) either the assigning or the assignee Lender shall pay to Administrative Agent a nonrefundable assignment fee of $1,500, (ii) SCHEDULE
1.0 shall be deemed to be amended to reflect the Commitments of the respective assignee (which shall result in a direct reduction to the Commitments of the assigning Lender) and of the other Lenders, and (iii) Borrower will, if requested, issue new Notes or Pagares to the respective assignee and to the assigning Lender. To the extent that an assignment pursuant to this SECTION 11.4(b) would, at the time of such assignment, result in increased costs under
SECTION 1.9 or 3.4 from those being charged by the respective assigning Lender prior to such assignment, then Borrower shall not be obligated to pay such increased costs (although Borrower shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective assignment). Each Lender and Borrower agree to execute such documents (including without limitation amendments to this Agreement and the other Credit Documents) as shall be necessary to effect the foregoing. Nothing in this clause
(b) shall prevent or prohibit any Lender from pledging its Notes or Pagares or Loans to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank.

              (c) Notwithstanding any other provisions of this SECTION 11.4, no transfer or assignment of the interests or obligations of any Lender hereunder or any grant of participation therein shall be permitted if such transfer, assignment or grant would require Borrower to file a registration statement with the SEC or to qualify the Loans under the "Blue Sky" laws of any State.

              (d) Each Lender initially party to this Agreement hereby represents, and each Person that became a Lender pursuant to an assignment permitted by this SECTION 11.4 will, upon its becoming party to this Agreement, represent that it is an Eligible Transferee which makes loans in the ordinary course of its business and that it will make or acquire Loans for its own account in the ordinary course of such business, provided that subject to the preceding clauses (a) and (b), the disposition of any promissory notes or other evidences of or interests in Indebtedness held by such Lender shall at all times be within its exclusive control.

       11.5 NO WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of Administrative Agent or any Lender in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between any Credit Party and Administrative Agent or any Lender shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which Administrative Agent or any Lender would otherwise have. No notice to or demand on any Credit Party in any case shall


                                      65.

entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of Administrative Agent or the Lenders to any other or further action in any circumstances without notice or demand.

       11.6 PAYMENTS PRO RATA.

              (a) Administrative Agent agrees that promptly after its receipt of each payment from or on behalf of any Credit Party in respect of any Obligations of such Credit Party, it shall distribute such payment to the Lenders (other than any Lender that has expressly waived its right to receive its pro rata share thereof) pro rata based upon their respective shares, if any, of the Obligations with respect to which such payment was received.

              (b) Each of the Lenders agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Credit Documents, or otherwise) which is applicable to the payment of the principal of, or interest on, the Loans or Fees, of a sum which with respect to the related sum or sums received by other Lenders is in a greater proportion than the total of such Obligation then owed and due to such Lender bears to the total of such Obligation then owed and due to all of the Lenders immediately prior to such receipt, then such Lender receiving such excess payment shall purchase for cash without recourse or warranty from the other Lenders an interest in the Obligations of the respective Credit Party to such Lenders in such amount as shall result in a proportional participation by all of the Lenders in such amount, provided that if all or any portion of such excess amount is thereafter recovered from such Lender, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

       11.7 CALCULATIONS; COMPUTATIONS.

              (a) The financial statements to be furnished to the Lenders pursuant hereto shall be made and prepared in accordance with GAAP consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by Borrower to the Lenders), provided that if at any time such computations utilize accounting principles different from those utilized in the financial statements furnished to the Lenders, such financial statements shall be accompanied by reconciliation worksheets.

              (b) All computations of interest and Fees hereunder shall be made on the actual number of days elapsed over a year of 360 days (365 or 366 days, as the case may be, in the case of Fees and Base Rate Loans).

       11.8 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL.

              (a) This Agreement shall be governed by, and construed in accordance with, the law of the State of New York, United States, without reference to principles of conflicts of law (other than Section 5-1401 of the General Obligations Laws of the State of New York); provided, however, that in connection with any legal action or proceeding (other than an action to enforce a judgment obtained in another jurisdiction) brought in respect to this Agreement in the courts of Mexico or any political subdivision thereof, this Agreement shall be deemed to be


                                      66.

an instrument made under the laws of Mexico and for such purposes shall be governed by, and construed in accordance with, the laws of the Federal District of Mexico.

              (b) Each party hereto hereby agrees that any suit, action or proceeding with respect to this Agreement or any judgment entered by any court in respect thereof may be brought in the United States of America District Court for the Southern District of New York, in the Supreme Court of the State of New York sitting in New York County (including its Appellate Division), or in any other appellate court in the State of New York or the competent courts of the Federal District of Mexico, as the party commencing such suit, action or proceeding may elect in its sole discretion; and each party hereto hereby irrevocably submits to the jurisdiction of such courts for the purpose of any such suit, action, proceeding or judgment. Each party hereto further submits, for the purpose of any such suit, action, proceeding or judgment brought or rendered against it, to the appropriate courts of the jurisdiction of its domicile. Borrower hereby waives any rights to a specific jurisdiction it may have by virtue of its present or any future domicile, or otherwise.

              (c) The Borrower hereby agrees that service of all writs, process and summonses in any such suit, action or proceeding brought in the State of New York may be made upon CT Corporation System, presently located at 1633 Broadway, New York, New York 10019, U.S.A. (the "Process Agent"), and the Borrower hereby confirms and agrees that the Process Agent has been duly and irrevocably appointed as its agent and true and lawful attorney-in-fact in its name, place and stead to accept such service of any and all such writs, process and summonses, and agrees that the failure of the Process Agent to give any notice of any such service of process to the Borrower shall not impair or affect the validity of such service or of any judgment based thereon. The Borrower hereby further irrevocably consents to the service of process in any suit, action or proceeding in said courts by the mailing thereof by the Lender by registered or certified mail, postage prepaid, at its address set forth beneath its signature hereto.

              (d) Nothing herein shall in any way be deemed to limit the ability of the Lenders to serve any such writs, process or summonses in any other manner permitted by applicable law or to obtain jurisdiction over Borrower in such other jurisdictions, and in such manner, as may be permitted by applicable law.

              (e) Borrower hereby irrevocably waives any objection that it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Credit Document brought in the Supreme Court of the State of New York, County of New York, or in the United States of America District Court for the Southern District of New York or the competent courts of the Federal District of Mexico, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

              (f) The Borrower hereby agrees to cause the Process Agent to execute and deliver to the Lender a letter from the Process Agent to the Lender confirming Process Agent's acceptance of the appointment by Borrower prescribed in SECTION 11.8(c).

       11.9 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and


                                      67.

delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with Borrower and Administrative Agent.

       11.10 EFFECTIVENESS. This Agreement shall become effective on the date (the "Effective Date") on which Borrower and each of the Lenders shall have signed a copy hereof (whether the same or different copies) and shall have delivered the same to Administrative Agent at its Notice Office or, in the case of the Lenders, shall have given to Administrative Agent telephonic (confirmed in writing), written telex or facsimile transmission notice (actually received) at such office that the same has been signed and sent to it.

       11.11 HEADINGS DESCRIPTIVE. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

       11.12 AMENDMENT OR WAIVER. Neither this Agreement nor any other Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the respective Credit Parties party thereto and Required Lenders, provided that no such change, waiver, discharge or termination shall, without the consent of each Lender directly affected thereby, (i) extend the final scheduled maturity date of any Facility or any Note or Pagare, it being understood that any waiver of any prepayment of, or the method of application of any prepayment to the amortization of, the Loans shall not constitute any such extension, or reduce the rate or extend the time of payment of interest (other than as a result of waiving the applicability of any post-default increase in interest rates) or Fees, or reduce the principal amount thereof, or increase the Commitment of any Lender over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Commitments shall not constitute a change in the terms of any Commitment of any Lender), (ii) amend, modify or waive any provision of this
SECTION 11.12, (iii) reduce the percentage specified in, or (except to give effect to any additional facilities hereunder) otherwise modify, the definition of Required Lenders, (iv) consent to the assignment or transfer by Borrower of any of its rights and obligations under this Agreement, (v) establish any new obligations for any Lender or (vi) release all or substantially all of the Collateral; provided that no such change, waiver, discharge or termination shall, without the consent of Administrative Agent, amend any provision of
SECTION 10.

       11.13 SURVIVAL. All indemnities set forth herein including, without limitation, in SECTION 1.9, 1.10, 3.4, 10.6 or 11.1 shall survive the execution and delivery of this Agreement and the making and repayment of the Loans.

       11.14 DOMICILE OF LOANS. Each Lender may transfer and carry its Loans at, to or for the account of any branch office, subsidiary or affiliate of such Lender, provided that Borrower shall not be responsible for costs arising or reimbursable under SECTION 1.9 or 3.4 resulting from any such transfer (other than a transfer pursuant to SECTION 1.11) to the extent not otherwise applicable to such Lender prior to such transfer.


                                      68.

       11.15 CONFIDENTIALITY. Subject to SECTION 11.4, the Lenders shall hold all nonpublic information obtained pursuant to the requirements of this Agreement which has been identified as such by Borrower in accordance with its customary procedure for handling confidential information of this nature and in accordance with safe and sound banking practices and in any event may make disclosure to its Affiliates, employees, auditors, advisors, or counsel or as reasonably required by any bona fide transferee or participant in connection with the contemplated transfer of any Loans or participation therein (so long as such transferee or participant agrees to be bound by the provisions of this
SECTION 11.15) or as required or requested by any governmental agency or representative thereof or pursuant to legal process, provided that, unless specifically prohibited by applicable law or court order, each Lender shall notify Borrower of any request by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of such Lender by such governmental agency) for disclosure of any such nonpublic information prior to disclosure of such information, and provided further that in no event shall any Lender be obligated or required to return any materials furnished by any Credit Party.

       11.16 LENDER REGISTER. Borrower hereby designates Administrative Agent to serve as its agent, solely for purposes of this SECTION 11.16, to maintain a register (the "Lender Register") on which it will record the Commitments from time to time of each of the Lenders, the Loans made by each of the Lenders and each repayment in respect of the principal amount of the Loans of each Lender. Failure to make any such recordation, or any error in such recordation, shall not affect Borrower's obligations in respect of such Loans. With respect to any Lender, the transfer of the Commitments of such Lender and the rights to the principal of, and interest on, any Loan made pursuant to such Commitments shall not be effective until such transfer is recorded on the Lender Register maintained by Administrative Agent and prior to such recordation all amounts owing to the transferor with respect to such Commitments and Loans shall remain owing to the transferor. The registration of assignment or transfer of all or part of any Commitments and Loans shall be recorded by Administrative Agent on the Lender Register only upon the acceptance by Administrative Agent of a properly executed and delivered Agreement pursuant to SECTION 11.4(b). Borrower agrees to indemnify Administrative Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by Administrative Agent in performing its duties under this SECTION 11.16 other than those resulting from Administrative Agent's willful misconduct or gross negligence.

       11.17 JUDGMENT CURRENCY. Borrower agrees to indemnify QUALCOMM against any loss incurred by it as a result of any judgment or order being given or made for the payment of any amount due under any Pagare which is expressed and paid in a currency (the "Judgment Currency") other than the currency in which such amount was to be paid (the "Obligation Currency") and as a result of any variation between (i) the rate of exchange at which the Obligation Currency amount is converted into Judgment Currency for the purposes of such judgment or order, and (ii) the rate of exchange at which QUALCOMM is able to purchase the Obligation Currency with the amount of judgment currency actually received by QUALCOMM. The foregoing indemnity shall constitute a separate and independent obligation of Borrower and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of, or conversions into, the relevant currency.


                                      69.

       11.18 ENTIRE AGREEMENT; CONSTRUCTION.

              (a) This Agreement, the Notes, the Pagares and the other Credit Documents, taken together, constitute and contain the entire agreement among Borrower, the Lenders, and Administrative Agent and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.

              (b) To the extent of any inconsistency between this Agreement and any Pagare, the terms and conditions contained in this Agreement shall govern.

       IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

                                   PEGASO COMUNICACIONES Y SISTEMAS, S.A.
                                   DE C.V.

                                   By: /s/ [SIGNATURE ILLEGIBLE]
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------

                                   By: /s/ [SIGNATURE ILLEGIBLE]
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------

                                   Address:
                                           -------------------------------------

                                   ---------------------------------------------

                                   ---------------------------------------------



                                   QUALCOMM INCORPORATED
                                   Individually and as Administrative Agent

                                   By: /s/ [SIGNATURE ILLEGIBLE]
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------

                                   By: /s/ [SIGNATURE ILLEGIBLE]
                                      ------------------------------------------
                                   Title: VP FINANCE
                                         ---------------------------------------

                                   Address:
                                           -------------------------------------

                                   ---------------------------------------------

                                   ---------------------------------------------


                                      70.

       11.18 ENTIRE AGREEMENT; CONSTRUCTION.

              (a) This Agreement, the Notes, the Pagares and the other Credit Documents, taken together, constitute and contain the entire agreement among Borrower, the Lenders, and Administrative Agent and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.

              (b) To the extent of any inconsistency between this Agreement and any Pagare, the terms and conditions contained in this Agreement shall govern.

       IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

                                   PEGASO COMUNICACIONES Y SISTEMAS, S.A.
                                   DE C.V.

                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------

                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------

                                   Address:
                                           -------------------------------------

                                   ---------------------------------------------

                                   ---------------------------------------------



                                   QUALCOMM INCORPORATED
                                   Individually and as Administrative Agent

                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------

                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------

                                   Address:
                                           -------------------------------------

                                   ---------------------------------------------

                                   ---------------------------------------------


                                      70.

                                    EXHIBITS

Exhibit A     --  Form of Note
Exhibit B     --  Form of Pagare
Exhibit C     --  Form of Loan Request
Exhibit D     --  Form of Notice of Deemed Loan
Exhibit E     --  Form of Notice of Conversion/Continuation
Exhibit F     --  Form of Assignment Agreement
Exhibit G     --  Form of Site Lease Agreement
Exhibit H     --  Form of Notice of Additional Pari-Passu Debt

                                    SCHEDULES

Schedule 1.0  --  Commitments
Schedule 1.5  --  Existing Loans
Schedule 5.3  --  Required Authorizations and Consents
Schedule 5.17 --  Liens
Schedule 5.18 --  Existing Indebtedness

                                  SCHEDULE 1.0

                                   COMMITMENTS

LENDER      FACILITY-1 COMMITMENT    FACILITY-2 COMMITMENT  VAT LOAN COMMITMENT

QUALCOMM      $200,000,000.00           $90,000,000.00          $20,000,000
--------------------------------------------------------------------------------
Total:        $200,000,000.00           $90,000,000.00          $20,000,000

NOTE: The foregoing Commitments are subject to the maximum aggregate commitment in the amount of the Total Commitment, an amount which is less than the sum of the Commitments set forth above under the Total Commitment is increased by the Board of Directors of QUALCOMM.

                                  SCHEDULE 5.3

                     REQUIRED COVENANTS AND AUTHORIZATIONS



                                      None

                                 SCHEDULE 5.17

                                     LIENS



                                      None

                                  SCHEDULE 5.18

                              EXISTING INDEBTEDNESS


       Indebtedness by and among Borrower, Guarantors and the shareholders of Holdings, all of which has been fully disclosed to Administrative Agent and Lenders.

                       ----------------------------------


                      AMENDED AND RESTATED CREDIT AGREEMENT

                          DATED AS OF DECEMBER 15, 1998


                      ------------------------------------

                                  BY AND AMONG

                 PEGASO COMUNICACIONES Y SISTEMAS, S.A. DE C.V.

                            THE LENDERS PARTY HERETO

                                       AND

                               ABN AMRO BANK N.V.,

                             AS ADMINISTRATIVE AGENT

                               TABLE OF CONTENTS

                                                                                           PAGE
                                                                                           ----
SECTION 1.     AMOUNT AND TERMS OF CREDIT....................................................2

        1.1    Commitment....................................................................2

        1.2    Types of Long-Term Loans......................................................4

        1.3    Conversion and Continuation Elections.........................................4

        1.4    Duration of Interest Periods..................................................4

        1.5    Existing Loans and Notice and Manner of Making Additional Loans or
               Converting/Continuing Long-Term Loans.........................................5

               (a)    Existing Loans.........................................................5

               (b)    Notice and Manner of Making Additional Loans...........................5

               (c)    Conversions/Continuations of Loans.....................................7

        1.6    Evidence Of Debt..............................................................8

        1.7    Pro Rata Borrowings...........................................................9

        1.8    Interest......................................................................9

        1.9    Increased Costs, Illegality, Etc.............................................11

        1.10   Compensation.................................................................12

        1.11   Change Of Lending Office.....................................................13

        1.12   EXIM Financing, Etc..........................................................13

        1.13   Common Agreement.............................................................14

        1.14   No Net Payments..............................................................14

        1.15   Replacement of Lenders.......................................................15

SECTION 2.     FEES; COMMITMENTS............................................................15

        2.1    Fees.........................................................................15

        2.2    Voluntary Reduction Of Commitments...........................................16

        2.3    Mandatory Adjustments Of Commitments, Etc....................................16

SECTION 3.     PAYMENTS.....................................................................16

        3.1    Voluntary Prepayments........................................................16

        3.2    Mandatory Prepayments and Repayments.........................................17

        3.3    Method And Place Of Payment..................................................18

        3.4    Net Payments.................................................................18


                                       i.

                               TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                           PAGE
                                                                                           ----
SECTION 4.     CONDITIONS PRECEDENT TO ADDITIONAL LOANS ON OR AFTER THE AMENDMENT
               EFFECTIVE DATE...............................................................19

        4.1    Conditions Precedent to the Initial Additional Loans on the Amendment
               Effective Date...............................................................19

               (a)    Effectiveness.........................................................19

               (b)    Satisfaction of Conditions Precedent in the Common Agreement..........19

               (c)    Other Agreements......................................................19

               (d)    Alcatel Procurement Agreement.........................................20

               (e)    Alcatel Credit Agreement; Alcatel Commitment Letter; Other Alcatel
                      Documents.............................................................20

        4.2    Conditions Precedent To All Additional Loans.................................20

               (a)    Loan Request..........................................................20

               (b)    Satisfaction of Conditions Precedent in the Common Agreement..........20

               (c)    Representations And Warranties........................................20

               (d)    Qualcomm Costs........................................................21

               (e)    Alcatel Procurement Agreement.........................................21

               (f)    Material Adverse Effect...............................................21

               (g)    Fees and Expenses.....................................................21

               (h)    Other Documents, Etc..................................................21

        4.3    Conditions Precedent to Additional Loans under Facility-2....................21

               (a)    Facility 2 Alcatel Credit Agreement...................................21

SECTION 5.     REPRESENTATIONS, WARRANTIES AND AGREEMENTS...................................22

        5.1    Senior Debt..................................................................22

        5.2    Approvals....................................................................22

SECTION 6.     AFFIRMATIVE COVENANTS........................................................22

SECTION 7.     NEGATIVE COVENANTS...........................................................23

SECTION 8.     EVENTS OF DEFAULT............................................................23

SECTION 9.     DEFINITIONS..................................................................23

SECTION 10.    ADMINISTRATIVE AGENT.........................................................31

        10.1   Appointment of ABN AMRO Bank N.V. as Administrative Agent....................31

        10.2   Delegation of Duties by Administrative Agent.................................31


                                      ii.

                               TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                           PAGE
                                                                                           ----
        10.3   Liability of Administrative Agent............................................31

        10.4   Reliance by Administrative Agent.............................................32

        10.5   Notice of Default............................................................32

        10.6   Non-Reliance by Lenders......................................................33

        10.7   Indemnification..............................................................34

        10.8   Successor Administrative Agent...............................................34

SECTION 11.    MISCELLANEOUS................................................................35

        11.1   Payment Of Expenses, Indemnification, Etc....................................35

        11.2   Right Of Setoff..............................................................35

        11.3   Notices......................................................................36

        11.4   Benefit Of Agreement.........................................................36

        11.5   No Waiver; Remedies Cumulative...............................................38

        11.6   Payments Pro Rata............................................................38

        11.7   Calculations; Computations...................................................39

        11.8   Governing Law; Submission To Jurisdiction; Venue; Waiver Of Jury Trial.......39

        11.9   Counterparts.................................................................40

        11.10  Effectiveness................................................................40

        11.11  Headings Descriptive.........................................................40

        11.12  Amendment Or Waiver..........................................................40

        11.13  Survival.....................................................................41

        11.14  Domicile Of Loans............................................................41

        11.15  Confidentiality..............................................................41

        11.16  Lender Register..............................................................41

        11.17  Judgment Currency............................................................42

        11.18  Entire Agreement; Construction...............................................42


                                      iii.

                      AMENDED AND RESTATED CREDIT AGREEMENT

        This AMENDED AND RESTATED CREDIT AGREEMENT (this "Agreement"), dated as of December 15, 1998, among PEGASO COMUNICACIONES Y SISTEMAS, S.A. DE C.V., a corporation organized under the laws of Mexico ("Borrower"), QUALCOMM INCORPORATED, a corporation organized under the laws of Delaware, ("QUALCOMM"), the lenders from time to time party hereto (each, a "Lender" and, collectively, the "Lenders"), and ABN AMRO BANK N.V. as administrative agent for the Lenders ("Administrative Agent"). Unless otherwise defined herein, all capitalized terms used herein shall have the meanings assigned to them in SECTION 9 hereof and the Common Agreement (as hereinafter defined), including Appendix A thereto.

                               W I T N E S S E T H

        WHEREAS, Borrower Group intends to construct and operate a nationwide wireless broadband PCS system (the "System") in Mexico;

        WHEREAS, (i) QUALCOMM and Borrower have entered into the Equipment Purchase Agreement and the Software Maintenance Agreement, (ii) QUALCOMM Wireless Services (Mexico), S.A. de C.V., a wholly-owned subsidiary of QUALCOMM, and Borrower have entered into the Services Agreement (QUALCOMM and QUALCOMM Wireless Services (Mexico), S.A. de C.V. each being a "Vendor" and collectively, the "Vendors"), and (iii) Alcatel Indetel has entered into the Alcatel Procurement Agreement in each case, pursuant to which Vendors and Alcatel Indetel have agreed to supply to Borrower certain of the equipment and services needed to complete and operate the System;

        WHEREAS, Borrower, QUALCOMM as a Lender, and QUALCOMM as administrative agent entered into that certain Credit Agreement dated as of September 25, 1998 (the "Original Credit Agreement"), to finance certain of (i) the equipment and services provided by the applicable Vendors under the QUALCOMM Procurement Agreements and (ii) the VAT in connection therewith;

        WHEREAS, concurrent herewith, Borrower, the Alcatel Lenders and the Alcatel Administrative Agent shall enter into the Alcatel Credit Agreement to finance certain of (i) the equipment and services provided by Alcatel Indetel under the Alcatel Procurement Agreement and (ii) the VAT in connection therewith;

        WHEREAS, in the future, Borrower shall also be entering into various other senior indebtedness agreements to further finance the costs of building, developing and operating the System;

        WHEREAS, concurrent herewith, Borrower Group shall enter into the Common Agreement containing certain representations, covenants, conditions and undertakings for the common benefit of the lenders party to all senior indebtedness agreements, including the Lenders hereunder and the Alcatel Lenders;


                                       1.

        WHEREAS, Borrower has requested that Lenders amend and restate the Original Credit Agreement to make certain terms and provisions consistent with the Alcatel Credit Agreement;

        WHEREAS, Lenders are willing to agree to such request on the terms and conditions set forth herein and in the documents executed in connection herewith;

        NOW, THEREFORE, IT IS AGREED:

SECTION 1. AMOUNT AND TERMS OF CREDIT.

        1.1 COMMITMENT. Subject to and upon the terms and conditions, and subject to the limitations, herein set forth, each Lender severally agrees to make Loans to Borrower, which Loans shall be drawn, to the extent such Lender has a commitment under such Facility, under Facility-1, Facility-2 and the VAT Facility, as set forth below:

                (a) Loans under Facility-1 (each, together with Facility-1 Loans deemed made pursuant to SECTION 1.5(b), a "Facility-1 Loan" and, collectively, the "Facility-1 Loans") shall (i) be made from time to time on a Business Day during the Facility-1 Availability Period, (ii) constitute Tranche A Loans if such Loans are EXIM Qualified and are made prior to the Facility-1 Refinancing Date, (iii) constitute Tranche C Loans if such Loan are not EXIM Qualified and do not exceed $55,000,000 in aggregate original principal amount, (iv) constitute Tranche B Loans if such Loans are not Tranche A Loans or Tranche C Loans, (v) not exceed in aggregate principal amount for any Lender with respect to any incurrence thereof the Facility-1 Commitment of such Lender as in effect on the date of such incurrence and (vi) to the extent made in any calendar year, not exceed in the aggregate the sum of the Base Financing Percentage plus the Contingent Financing Percentage, if any, for such calendar year of QUALCOMM Costs required to be paid in such calendar year; provided that, with respect to all of the foregoing, no Loans that are EXIM Qualified will be made under Facility-1 after the Facility-1 EXIM Loans Closing Date. Once repaid, Facility-1 Loans may not be reborrowed.

                (b) Loans under Facility-2 (each a "Facility-2 Loan" and, collectively, the "Facility-2 Loans") shall (i) be made from time to time on a Business Day during the Facility-2 Availability Period, (ii) constitute (x) Tranche A Loans if such Loans are EXIM Qualified and are made prior to the Facility-2 Refinancing Date or (y) Tranche B if such Loans are not EXIM Qualified or are made on and after the Facility-2 Refinancing Date, (iii) not exceed in aggregate principal amount with respect to any incurrence thereof the Facility-2 Commitment of such Lender as in effect on the date of such incurrence and (iv) to the extent made in any calendar year, not exceed in the aggregate the sum of the Base Financing Percentage plus the Contingent Financing Percentage, if any, for such calendar year of QUALCOMM Costs required to be paid in such calendar year; provided that, with respect to all of the foregoing, no Loans that are EXIM Qualified will be made under Facility-2 after the Facility-2 EXIM Loans Closing Date. Once repaid, Facility-2 Loans may not be reborrowed.

                (c) Loans under the VAT Facility (each, a "VAT Loan" and, collectively, the "VAT Loans") (i) shall, except for the Existing VAT Loans, be made at any time and from time to time on a Business Day during the VAT Facility Availability Period, (ii) may be repaid and reborrowed in accordance with the provisions hereof and (iii) shall not exceed (inclusive of the


                                       2.

Existing VAT Loans and giving effect to any incurrence) for any Lender in aggregate principal amount at the time of the incurrence thereof the VAT Loan Commitment of such Lender at such time.

                (d) Notwithstanding anything in this Agreement to the contrary, no Lender shall be obligated to make any Loan, to the extent that the initial aggregate principal amount of all Loans (other than Loans representing the capitalization of interest pursuant to SECTION 1.8) made hereunder shall exceed the Total Commitment.

                (e) Long-Term Loans which are incurred on or after the Original Effective Date shall be allocated among Tranche A, Tranche B and Tranche C Loans in the following priority:

        First, to Tranche A Loans to the extent of 85% of each Invoice for QUALCOMM Costs allocable to the sale of equipment and to the provision of services in the U.S.;

        Second, to Tranche C Loans to the extent of the availability thereof;
        and

        Third, to Tranche B Loans to the extent of the availability thereof;

        provided, however, that upon receiving confirmation satisfactory to QUALCOMM from the Export Import Bank of the U.S. that costs reflected in any Invoice are, or are not, EXIM Qualified, QUALCOMM may, but shall not be obligated to, redesignate Tranche A Loans, in whole or part, in order of priority according to availability, to be Tranche C Loans or Tranche B Loans and, upon written notice to Administrative Agent, with a copy thereof to Borrower, the interest accrued pursuant to each such redesignated Loan shall be retroactively adjusted from the date such redesignated Tranche A Loan was originally made and paid, or credited, as applicable, on the next succeeding Interest Payment Date; provided further, that if QUALCOMM shall arrange one or more EXIM Financings which are in the "best commercial interests" of Borrower as contemplated in SECTION 1.12 and Borrower shall not agree to such Refinancing, all Tranche A Loans shall be thereupon redesignated, in whole or part, in order of priority according to availability, to be Tranche C Loans or Tranche B Loans and, upon written notice to Administrative Agent, with a copy thereof to Borrower, the interest accrued pursuant to each such redesignated Loan shall be retroactively adjusted from the date such redesignated Tranche A Loan was originally made and paid, or credited, as applicable, on the next succeeding Interest Payment Date; provided, further, that if QUALCOMM provides notice that QUALCOMM has been advised by the Export Import Bank of the U.S. that EXIM Financings will for any reason not be available or, if available, are not available on terms determined in QUALCOMM's reasonable judgement to be commercially reasonable, in respect of any or all of the Tranche A Loans either outstanding or as permitted herein, together with such materials as shall reasonably evidence such position of the EXIM Bank of the U.S, then, for such period as EXIM Financings will be unavailable or are not available on commercially reasonable terms, all existing Tranche A Loans shall be redesignated, in whole or part, in order of priority according to availability, to be Tranche C Loans or Tranche B Loans, no further Tranche A Loans shall be made and, upon written notice to Administrative Agent, with a copy thereof to


                                       3.

        Borrower, the interest accrued pursuant to each such redesignated Loan shall be retroactively adjusted from the date of such notice and paid, or credited, as applicable, on the next succeeding Interest Payment Date; provided, further, that with respect to Loans made under Facility-2, the foregoing references to Tranche C Loans, and designation and redesignation of Loans as Tranche C Loans shall be ignored.

        1.2 TYPES OF LONG-TERM LOANS. Each Long-Term Loan shall, in accordance with the terms of this Agreement, be in the form of either a Base Rate Loan or a Eurodollar Loan; provided, however, that, notwithstanding anything to the contrary herein, each initial Borrowing of Long-Term Loans pursuant to SECTION 1.5(b) hereof shall be comprised solely of Base Rate Loans until the first Business Day of the calendar month next succeeding the effective date of such initial Borrowing of such Loans but may as of such Business Day be converted into Eurodollar Loans and continued as provided in SECTION 1.3 hereof. At no time may Borrower maintain Eurodollar Loans in more than six (6) separate Interest Periods in respect of Facility-1 Loans and six (6) separate Interest Periods in respect of Facility-2 Loans.

        1.3 CONVERSION AND CONTINUATION ELECTIONS. Borrower may, upon irrevocable written notice to Administrative Agent, with reference to the Long-Term Loans:

                (a) elect to convert on any Business Day, Base Rate Loans in an amount equal to Two Million Five Hundred Thousand ($2,500,000) (or any integral multiple of One Hundred Thousand Dollars ($100,000) in excess thereof) into Eurodollar Loans; or

                (b) elect to convert any Eurodollar Loans into Base Rate Loans on the last day of the Interest Period applicable to such Eurodollar Loans; or

                (c) elect to continue any Eurodollar Loans (or any part thereof in an amount equal to Two Million Five Hundred Thousand Dollars ($2,500,000) or any integral multiple of One Hundred Thousand Dollars ($100,000) in excess thereof) as Eurodollar Loans on the last day of the Interest Period applicable to such Eurodollar Loans.

        1.4 DURATION OF INTEREST PERIODS.

                (a) Subject to the provisions of the definition of Interest Period and SECTION 1.2 and SECTION 1.3 above, the duration of each Interest Period applicable to a Eurodollar Loan shall be as specified in the applicable Notice of Conversion/Continuation.

                (b) If Administrative Agent does not receive a Notice of Conversion/Continuation with respect to a Borrowing of Eurodollar Loans pursuant to SUBSECTION (a) above within the applicable time limits specified herein, Borrower shall be deemed to have elected to make or convert such Loans in whole into Eurodollar Loans with an Interest Period of one month on the last day of the then current Interest Period with respect thereto. Notwithstanding anything to the contrary herein, any and all Eurodollar Loans shall be converted in whole into Base Rate Loans on the last day of the then existing Interest Period with respect thereto if Administrative Agent shall have received notice from Borrower or a Lender that an Event of Default exists and Administrative Agent, at the direction of Required Lenders, shall have delivered to Borrower notice that such conversion is required.


                                       4.

        1.5 EXISTING LOANS AND NOTICE AND MANNER OF MAKING ADDITIONAL LOANS OR CONVERTING/CONTINUING LONG-TERM LOANS.

                (a) EXISTING LOANS. Set forth on SCHEDULE 1.5 hereto is a schedule of all amounts invoiced under the QUALCOMM Procurement Agreements through and including the Amendment Effective Date, which amounts have been financed under Facility-1. Each such amount shall be deemed to be Tranche A Loans, Tranche B Loans or Tranche C Loans thereunder pursuant to SECTION 1.1(e), and the principal amount of each tranche shall be evidenced by a Term Pagares as set forth in SECTION 1.6(d). SCHEDULE 1.5 also sets forth a schedule of all VAT Loans outstanding on the Amendment Effective Date which the parties have agreed will be financed under the VAT Facility and shall continue to be outstanding on the terms set forth therein and shall be treated as VAT Loans hereunder on and after the Amendment Effective Date.

                (b) NOTICE AND MANNER OF MAKING ADDITIONAL LOANS.

                        (i) Not fewer than five (5) Business Days prior to the date Borrower desires to borrow hereunder, Borrower shall deliver by electronic facsimile transmission: (A) to each of Administrative Agent and the applicable Vendor, written notice specifying (1) whether proceeds of the requested Loan shall be paid directly to a party not a Lender on behalf of Borrower, or paid to Borrower as reimbursement for a certain amount of QUALCOMM Costs paid out-of-pocket by Borrower to a third party; provided that, with respect to such reimbursement, Borrower shall have delivered to Administrative Agent and the applicable Vendor such notice, together with the applicable receipt or other evidence of payment by Borrower, within 30 calendar days of such payment by Borrower (in each case, a "Cash Advance"), or paid to a Lender (that is a vendor) (a "Credit Advance"), (2) the amount of such Borrowing which, in the case of a Cash Advance under either Long-Term Facility shall not be less than the Minimum Borrowing Amount, (3) with respect to requests of Cash Advances, the Person to which such Cash Advance is requested to be made on behalf of Borrower, together with the contact and wire transfer information for such Person and (4) the effective date for such Borrowing of Loans (which for Credit Advances shall be no earlier than the date on which payment is due under the applicable QUALCOMM Procurement Agreement), which notice shall be substantially in the form of EXHIBIT C to this Agreement (a "Loan Request"); and (B) to the applicable Vendor, all invoices and any other supporting documentary information necessary to evidence the QUALCOMM Costs and VAT, if applicable, giving rise to such Loan Request (the "Invoices). After the date on which the applicable Vendor receives each Loan Request and the accompanying Invoices, the applicable Vendor shall have four (4) Business Days (the "Loan Request Review Period") during which to acknowledge receipt of the same and transmit such to Administrative Agent. Provided that the applicable Vendor has acknowledged receipt of such Loan Request and such Invoices to Administrative Agent in writing or, if the applicable Vendor has not so acknowledged within the Loan Request Review Period, the effective date for such Borrowing of such Loans under Credit Advances shall be the first (1st) Business Day after the final day of such Loan Request Review Period and the applicable Invoice shall be deemed paid to the extent of such Loan.

                        (ii) On each date prior to the end of the Facility-1 Availability Period or the Facility-2 Availability Period, as applicable, on which payment under any QUALCOMM


                                       5.

Procurement Agreement is due for which Borrower has received an Invoice, and such payment has not been made or a Borrowing of Long-Term Loans has not been requested by Borrower pursuant to SECTION 1.5(b)(i) hereof, either Vendor may deliver to Administrative Agent by electronic facsimile transmission written notice of such due date and the amount of such payment due under the applicable QUALCOMM Procurement Agreement (less any amounts as to which the applicable Vendor and the Administrative Agent have received written notice from Borrower of any dispute with respect to such amount being due and payable), which notice shall be substantially in the form of EXHIBIT D to this Agreement (a "Notice of Deemed Loan"), and a Borrowing of Base Rate Loans (which Loans shall be Tranche A Loans, Tranche B Loans or Tranche C Loans as shall be determined pursuant to
SECTION 1.1(e)) shall be deemed to have been made as of the date on which such payment was due pursuant to the applicable QUALCOMM Procurement Agreement and the amount of Long-Term Loans owing to each Lender shall automatically be increased to add to the principal amount thereof the amount of such required payment according to the Commitment of each Lender making such Long-Term Loan as of such date as to the applicable Vendor which is a Lender and as of the date, as to any other Lender, that such Lender remits funds in respect of such Loan to the Administrative Agent; provided, however, that Borrower may thereafter elect to convert such Long-Term Loans in whole or in part to Eurodollar Loans in accordance with SECTION 1.5(c) below.

                        (iii) With regard to Long-Term Loans which are Credit
Advances: (A) to the extent that, with respect to any Lender, the amount equal to such Lender's Percentage under the applicable Facility multiplied by the aggregate amount required to be paid by Borrower at such time under the QUALCOMM Procurement Agreements exceeds amounts owing to such Lender under the QUALCOMM Procurement Agreements on such date, such Lender shall, by 12:00 noon New York time on the effective date of any Loan Request or within 2 Business Days after receiving a Notice of a Deemed Loan, remit by wire transfer such excess to Administrative Agent; and (B) to the extent that, with respect to any Lender, the amount equal to such Lender's Percentage under the applicable Facility multiplied by the aggregate amount required to be paid by Borrower at such time under the QUALCOMM Procurement Agreements is less than the amount reported by the applicable Vendor to Administrative Agent as amounts owing to such Lender under the QUALCOMM Procurement Agreements, Administrative Agent shall promptly remit (from amounts received by Administrative Agent pursuant to (A) above) by wire transfer such shortfall to such Lender.

                        (iv) With regard to Loans that are Cash Advances, Administrative Agent shall promptly notify each Lender having a Commitment with respect thereto as to the content of each Loan Request or Notice of Deemed Loan. Provided that with respect to Loan Requests that the applicable Vendor has acknowledged Borrower's Loan Request to Administrative Agent in writing, such Lenders shall disburse to Administrative Agent in immediately available funds by 12:00 noon New York time on the effective date of any Loan Request or within 2 Business Days of receiving a Notice of Deemed Loan an amount equal to their respective Percentages multiplied by the amount of the Borrowing requested in such Loan Request, and Administrative Agent shall promptly disburse the aggregate of such amounts in immediately available funds to the applicable Vendor or, if not payable to a Vendor, such other Person designated by the Borrower in the Loan Request.


                                       6.

                        (v) Nothing herein shall limit the ability of a Vendor to deliver a Notice of Deemed Loan after an Event of Default or otherwise; provided, that if a Notice of Deemed Loan is delivered after an Event of Default and any Lender elects, based on the existence of such Event of Default, not to remit funds in respect of such Loan as provided above, then such Loan shall be deemed to be a Loan hereunder in favor of such Vendor and, if at such time such Vendor shall not otherwise be a Lender hereunder, such Vendor shall upon the giving of such Notice of Deemed Loan become a Lender hereunder to the extent of such Loan.

        (c) CONVERSIONS/CONTINUATIONS OF LOANS. On each date on which Borrower desires, with respect to Long-Term Loans to (A) continue any such Long-Term Loans that are Eurodollar Loans for another Interest Period, or (B) convert any such outstanding Long-Term Loans into Long-Term Loans of another type provided for in this Agreement, Borrower shall notify Administrative Agent (which notice shall be irrevocable) in writing by electronic facsimile transmission received no later than 1:00 p.m. New York time on the date one (1) Business Day before the day on which such requested Long-Term Loans are to be converted into Base Rate Loans, and received no later than 1:00 p.m. New York time on the date three
(3) Business Days before the date on which such requested Long-Term Loans are to be continued for another Interest Period as or converted into Eurodollar Loans. Such notice shall specify (i) the effective date and amount of such Long-Term Loans or portion thereof to be continued or converted, subject to the limitations set forth in SECTION 1.3 hereof, (ii) the interest rate option to be applicable thereto, and (iii) the duration of the applicable Interest Period, if any (subject to the provisions of the definition of Interest Period and SECTION 1.4) hereof. Each such notification (a "Notice of Conversion/Continuation") shall be in the form of EXHIBIT E to this Agreement. The Borrower shall execute and deliver to the Administrative Agent for the account of each Lender a Notice of Conversion/Continuation and each such notice shall specify the amount of the Long-Term Loans or portion thereof payable to the respective Lender to be continued or converted, which notice shall evidence the joint and several guarantee "avalado" by the Guarantors and shall be attached to the Term Pagare which evidences such Loans by the Administrative Agent (if it holds possession of the Term Pagare) and otherwise by the Lender.

        (d) Administrative Agent shall promptly notify each Lender as to the content of each Loan Request, Notice of Deemed Loan, and Notice of Conversion/Continuation.

        (e) Unless Administrative Agent shall have been notified by any Lender no later than the Business Day prior to the respective funding date of any Borrowing of Loans that such Lender does not intend to make available to Administrative Agent immediately available funds equal to such Lender's Percentage under the relevant Facility of the total principal amount of such Borrowing, Administrative Agent may (in its sole and absolute discretion) assume that such Lender has advanced funds in the amount of such Lender's relevant Percentage of such Borrowing to Administrative Agent on the applicable funding date and Administrative Agent may, in reliance upon such assumption, make available to Borrower corresponding funds. Administrative Agent agrees to give prompt notice to Borrower in the event it advances funds on behalf of a Lender under this SECTION 1.5(e); provided that failure to give such notice shall in no way limit, restrict or otherwise affect Borrower's obligations or Administrative Agent's or any Lender's rights or remedies under this Agreement and the other Financing Agreements. If Administrative Agent has made funds available to Borrower based on such assumption and such Loan is not in fact made available to Administrative Agent by such Lender, Administrative


                                       7.

Agent shall be entitled to recover the corresponding amount of such Loan on demand from such Lender. If such Lender does not promptly pay such corresponding amount upon Administrative Agent's demand, Administrative Agent shall notify Borrower and Borrower shall repay such Loan to Administrative Agent, together with accrued interest thereon. Administrative Agent also shall be entitled to recover from such Lender interest on such Loan in respect of each day from the date such Loan was made by Administrative Agent to Borrower to the date such corresponding amount is recovered by Administrative Agent at the Federal Funds Effective Rate.

                (f) Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its commitments hereunder or to prejudice any rights which Borrower may have against any Lender as a result of any default by such Lender hereunder.

        1.6 EVIDENCE OF DEBT.

                (a) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of Borrower to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

                (b) Administrative Agent shall maintain the Lender Register pursuant to SECTION 11.16, and a subaccount therein for each Lender, in which shall be recorded (i) the amount of each Loan made hereunder, and each Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from Borrower to each Lender hereunder (including the amount of any capitalized interest under SECTION 1.8(e)) and
(iii) both the amount of any sum received by Administrative Agent hereunder from Borrower and each Lender's share thereof.

                (c) The entries made in the Lender Register and the accounts of each Lender maintained pursuant to SECTION 1.6(b) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of Borrower therein recorded; provided, that the failure of Administrative Agent or any Lender to maintain the Lender Register or any such account, or any error therein, shall not in any manner affect the obligation of Borrower to repay (with applicable interest) the Loans of each Lender in accordance with the terms of this Agreement.

                (d) With respect to each tranche of the Long-Term Loans made by each Lender prior to the Amendment Effective Date, Borrower shall, as provided in the Post-Closing Agreement, execute and deliver to Administrative Agent to hold on behalf of such Lender a promissory note of Borrower payable to such Lender substantially in the form of EXHIBIT A with appropriate insertions as to issue date, principal repayment dates, principal amount, and Applicable Margin (each, a "Term Pagare"), which promissory note shall be jointly and severally guaranteed "avalado" by the Guarantors and shall be dated the date such Long-Term Loan was made or deemed made. In addition, with respect to each tranche of each Long-Term Loan made by a Lender on or after the Amendment Effective Date, Borrower shall, within 5 Business Days of the day on which such Loan is made or deemed made, execute and deliver to Administrative Agent to hold on behalf of such Lender a Term Pagare for each tranche of such Long-Term Loan, which promissory note shall be jointly and severally guaranteed "avalado" by


                                       8.

the Guarantors and shall be dated the date such Loan is made or deemed made. Notwithstanding anything to the contrary contained herein, upon the request of the Administrative Agent at any time, Borrower shall promptly execute and deliver to Administrative Agent to hold on behalf of such Lender a replacement Term Pagare with respect to any Term Pagare theretofore issued in order to conform the terms thereof to the terms of this Agreement, which replacement Term Pagare shall be jointly and severally guaranteed "avalado" by the Guarantors and shall be dated the date on which the replacement is to be effective. Concurrently therewith, Administrative Agent or Lender, as the case may be, shall return the replaced Term Pagare to Borrower.

                (e) With respect to VAT Loans (including any VAT Loans made prior to the Amendment Effective Date not yet evidenced by a VAT Pagare), Borrower agrees that Borrower will execute and deliver to each Lender making a VAT Loan a VAT Pagare, which shall be jointly and severally guaranteed "avalado" by the Guarantors, dated the date of issuance of such VAT Pagare evidencing the VAT Loan made on that date. Thereafter, the VAT Loan evidenced by such VAT Pagare and interest thereon shall at all times (including after assignment pursuant to SECTION 11.4) be represented by such VAT Pagare in such form payable to the order of the payee named therein. Borrower acknowledges that any VAT Pagares issued prior to the Amendment Effective Date shall be treated as "VAT Pagares" hereunder on and after such date.

                (f) Upon the written request of any Lender, Administrative Agent shall forward to such Lender (i) all Pagares payable to such Lender received by Administrative Agent on or prior to such date (the "Request Date") within ten Business Days of receipt by Administrative Agent of such request, and (ii) all Pagares payable to such Lender received by Administrative Agent after the Request Date within ten Business Days of the receipt by Administrative Agent thereof; provided, that any Lender requesting such delivery of its Pagares shall reimburse Administrative Agent for all costs and expenses incurred by Administrative Agent in the distribution thereof.

                (g) In the case of any conflict between the terms of this Agreement and any Pagare, the terms of this Agreement shall control. Without limiting the generality of the foregoing, all Loans made hereunder shall accrue interest from the date such Loan is made and, to the extent not evidenced by a Term Pagare, shall otherwise be treated as a Loan hereunder prior to Borrower's execution of a Term Pagare evidencing such Loan.

        1.7 PRO RATA BORROWINGS. All Loans under this Agreement shall be made by the Lenders pro rata on the basis of Commitments of the Lenders with a Commitment under the Facility under which such Loan is being made. It is understood that no Lender shall be responsible for any default by any other Lender in its obligation to make Loans hereunder and that each Lender shall be obligated to make the Loans provided to be made by it hereunder, regardless of the failure of any other Lender to fulfill its commitments hereunder.

        1.8 INTEREST.

                (a) Except as provided in the next sentence with respect to VAT Loans and as contemplated in SECTION 1.1(e), the outstanding principal amount of each Loan shall bear interest from the date of the incurrence thereof until payment maturity (whether by acceleration or otherwise) at a rate per annum which shall at all times (i) in the case of Eurodollar Loans, and


                                       9.

during each Interest Period applicable thereto, be the Eurodollar Rate for such Interest Period plus the relevant Applicable Margin and (ii) in the case of Base Rate Loans, be the Base Rate plus the relevant Applicable Margin. The outstanding principal amount of each VAT Loan shall bear interest from the date of the incurrence thereof until payment maturity (whether by acceleration or otherwise) at a fixed rate per annum which shall at all times be the Applicable VAT Margin plus the Eurodollar Rate in effect on the date of issuance of the VAT Pagare associated with such VAT Loan (assuming an Interest Period of six months commencing on such date).

                (b) All overdue principal and, to the extent permitted by law, overdue interest in respect of each Loan and any other overdue amount payable hereunder shall bear interest at a rate per annum equal to the rate otherwise applicable thereto plus two percent (2%) per annum.

                (c) Except as provided in the next sentence with respect to VAT Loans, interest shall accrue from and including the date of the incurrence of Loans to but excluding the date of any repayment thereof and shall be payable
(i) in the case of Base Rate Loans, on the last Business Day of each calendar quarter, and (ii) in the case of each Eurodollar Loan, on the last day of each Interest Period applicable thereto and, in the case of an Interest Period in excess of three months, on each date occurring at three month intervals after the first day of such Interest Period and (iii) in the case of all Loans, on any prepayment (on the amount prepaid), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand. Interest shall accrue from and including the date of the incurrence of each VAT Loan to but excluding the date of any repayment thereof and shall be payable on any prepayment (on the amount prepaid), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.

                (d) All computations of interest hereunder shall be made in accordance with SECTION 11.7(b).

                (e) Anything in this Agreement to the contrary notwithstanding, and unless Borrower shall notify Administrative Agent that this SECTION 1.8(e) shall not be applicable to any of the interest payments on the Tranche A Loans or the Tranche C Loans otherwise covered hereby, (i) the interest that accrues on Tranche A Loans shall not be required to be paid in cash on any Interest Payment Date occurring prior to the Facility-1 Refinancing Date and (ii) the interest that accrues on Tranche C Loans shall not be required to be paid in cash on any Interest Payment Date occurring prior to the first anniversary of the Original Effective Date, but, in each case, on each such Interest Payment Date such accrued interest will be capitalized and added to the principal of the Tranche A Loans or Tranche C Loans of each Lender as to which such interest accrued.

                (f) Administrative Agent, upon determining the interest rate for any Borrowing of Eurodollar Loans for any Interest Period shall promptly notify Borrower and the Lenders thereof.

                (g) So long as no Default or Event of Default shall have occurred and be continuing on such date on which Borrower executes and delivers the first agreement following the Amendment Effective Date which agreement evidences Additional Senior Indebtedness and if the Alternative Margin in connection therewith is less than the Applicable Margin applicable


                                      10.

to the Tranche B Loans, the Applicable Margin in respect of the Tranche B Loans shall be adjusted (once and only once) based on the Alternative Margin as follows: (i) the Applicable Margin for Eurodollar Loans shall become the Alternative Margin and (ii) the Applicable Margin for Base Rate Loans shall be reduced by the same amount as the Applicable Margin for Eurodollar Loans was reduced by the Alternative Margin. In the event that the Alternative Margin is to be utilized, Borrower shall furnish to the Administrative Agent all appropriate documentation relating to the Alternative Facility at least ten (10) Business Days prior to the date it becomes effective. With respect to Eurodollar Loans under Tranche B, the Alternative Margin shall become effective for the first Interest Period (and all subsequent Interest Periods) immediately following the execution and delivery of agreements evidencing such Alternative Facility, and with respect to Base Rate Loans under Tranche B, the Alternative Margin shall become effective on the Business Day immediately following the execution and delivery of the agreements evidencing such Alternative Facility.

        1.9 INCREASED COSTS, ILLEGALITY, ETC.

                (a) In the event that (x) in the case of clause (i) below, Administrative Agent or (y) in the case of clauses (ii) and (iii) below, any Lender shall have determined in good faith (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto):

                        (i) on any date for determining the Eurodollar Rate for any Interest Period that, by reason of any changes arising after the Original Effective Date affecting the interbank Eurodollar market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Eurodollar Rate; or

                        (ii) at any time, that such Lender shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any Eurodollar Loans (other than taxes covered by SECTION 3.4 and any increased cost or reduction in the amount received or receivable resulting from the imposition of or a change in the rate of taxes or similar charges) because of (x) any change since the Original Effective Date in any applicable law, governmental rule, regulation, guideline or order (or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, guideline or order) (such as, for example, but not limited to, a change in official reserve requirements) and/or (y) other circumstances affecting the interbank Eurodollar market or the position of such Lender in such market; or

                        (iii) at any time, that the making or continuance of any Eurodollar Loan has become unlawful by compliance by such Lender in good faith with any law, governmental rule, regulation or guideline introduced or changed after the Original Effective Date;

then, and in any such event, such Lender (or Administrative Agent in the case of clause (i) above) shall (x) on such date and (y) within ten Business Days of the date on which such event no longer exists give notice (by telephone confirmed in writing) to Borrower and to Administrative Agent of such determination (which notice Administrative Agent shall promptly transmit to each of the other Lenders). Thereafter (x) in the case of clause (i) above, until such time as Administrative Agent notifies Borrower and the Lenders that the circumstances giving


                                      11.

rise to such notice by Administrative Agent no longer exist, all new Loans, and all outstanding Loans as to which existing Interest Periods expire, shall bear interest at a rate per annum equal to (A) the Base Rate plus (B) the Applicable Margin, (y) in the case of clause (ii) above, Borrower shall pay to such Lender, upon written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its reasonable discretion shall determine after consultation with Borrower) as shall be required to compensate such Lender for such increased costs or reductions in amounts receivable hereunder (a written notice as to the additional amounts owed to such Lender, describing the basis for such increased costs and showing the calculation thereof, submitted to Borrower by such Lender shall, absent manifest error, be final and conclusive and binding upon all parties hereto) and (z) in the case of clause (iii) above, the obligations of such Lender to make and maintain Loans hereunder under the respective Facilities shall terminate and all of the outstanding Loans made by it shall be repaid.

                (b) If any Lender shall have determined that the adoption or effectiveness after the Original Effective Date of any applicable law, rule or regulation regarding capital adequacy, or any change therein after the Original Effective Date, or any change after the Original Effective Date in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Lender or its parent corporation with any request or directive made after the Original Effective Date regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's or its parent corporation's capital or assets as a consequence of its commitments or obligations hereunder to a level below that which such Lender or its parent corporation could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Lender's or its parent corporation's policies with respect to capital adequacy), then from time to time, within 15 days after demand by such Lender (with a copy to Administrative Agent), Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or its parent corporation for such reduction. Each Lender, upon determining in good faith that any additional amounts will be payable pursuant to this SECTION 1.9(b), will give prompt written notice thereof to Borrower, which notice shall describe the basis for such claim and set forth the calculation of such additional amounts, although the failure to give any such notice shall not release or diminish any of Borrower's obligations to pay additional amounts pursuant to this SECTION 1.9(b) upon the subsequent receipt of such notice;

                (c) Notwithstanding the foregoing, a Lender shall not be entitled to receive reimbursement for claimed costs pursuant to this SECTION 1.9 incurred more than 15 months prior to the date Lender provides notice of a claim for reimbursement.

        1.10 COMPENSATION. Borrower shall compensate each Lender, upon its written request (which request shall set forth the basis for requesting such compensation), for all losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Lender to fund its Eurodollar Loans but excluding in any event the loss of anticipated profits) which such Lender may sustain: (i) if for any reason (other than a default by such Lender or Administrative Agent) Eurodollar Loans are not incurred on a date specified therefor in a Loan Request


                                      12.

(whether or not withdrawn by Borrower); (ii) if any prepayment or repayment of any of its Eurodollar Loans (other than VAT Loans) occurs on a date which is not the last day of an Interest Period applicable thereto; (iii) if any prepayment of any of its Eurodollar Loans (other than VAT Loans) is not made on any date specified in a notice of prepayment given by Borrower; or (iv) as a consequence of any other default by Borrower to repay its Eurodollar Loans when required by the terms of this Agreement.

        1.11 CHANGE OF LENDING OFFICE. Each Lender agrees that, upon the occurrence of any event giving rise to the operation of SECTION 1.9(a)(ii) OR
(iii), 1.9(b) OR 3.4 with respect to such Lender, it will, if requested by Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans affected by such event, provided that such designation is made on such terms that such Lender and its lending office suffer no material economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of any such Section. Nothing in this SECTION 1.11 shall affect or postpone any of the obligations of Borrower or the right of any Lender provided in SECTION 1.9, 1.10 or 3.

        1.12 EXIM FINANCING, ETC. QUALCOMM shall have the right to (i) attempt to arrange and arrange at any time one or more EXIM Financings for each or both Long-Term Facilities, with the entering into of such EXIM Financings to reduce the respective Facility-1 Commitments and Facility-2 Commitments, as the case may be, as provided for in SECTION 2.3; and/or (ii) attempt to arrange and arrange for the Loans to be refinanced by other means, including a subparticipation of the Commitments or a debt issue in the public markets (each refinancing described in clause (i) or (ii), a "Refinancing"); provided, however, that Borrower shall not be obligated to agree to any Refinancing if the structure, costs, and other terms and conditions and other relevant factors concerning the financing provided under any such Refinancing are not in the best commercial interests of Borrower as compared to the structure, costs, and other terms and conditions and other relevant factors concerning the financing provided under this Agreement as they relate to the Loans and/or Commitments to be refinanced; provided, further, that if Borrower and QUALCOMM disagree as to whether the terms of any proposed Refinancing are in the best commercial interests of Borrower, the parties shall submit the matter to an independent, third party and internationally recognized investment banking firm mutually agreeable to the parties for its determination, which determination shall be binding on the parties hereto; and/or (iii) attempt to arrange and arrange for a syndication that complies with the requirements of SECTION 11.4 of the Commitments and Loans (a "Syndication"), it being agreed that Borrower and each Credit Party will cooperate with QUALCOMM to negotiate in good faith any such Refinancing and facilitate, as more fully described below, any such Syndication; provided, however, that, within the 18 month period following the Original Effective Date, (x) the Borrower shall not be obligated to, and QUALCOMM shall not attempt to arrange, any refinancing of the type referred to in clause (ii) above and (y) QUALCOMM shall not solicit any potential Lender in connection with such Syndication which potential Lender is actively participating in the market for transactions similar to the Senior Bank Financing or the High Yield Debt financing; provided, further, that Borrower shall not be obligated to cooperate in any such attempted Syndication by QUALCOMM more than three (3) times. Subject to the terms of this SECTION 1.12, upon any Syndication attempt by QUALCOMM, Borrower shall, at its expense, execute and deliver such documents, furnish such information, attend such meetings, assist QUALCOMM and/or the Administrative Agent, as the case may be, and take any and all


                                      13.

actions as may be reasonably requested by QUALCOMM and/or the Administrative Agent in connection with any such Syndication, and Borrower shall cause senior management of Borrower to be available to assist with and accomplish any of the foregoing. In connection with any such Refinancing or Syndication, Borrower may request that proposed participants therein shall enter into the Common Agreement and if so requested, it shall also be a condition of such Refinancing or Syndication that such proposed participants enter Common Agreement.

        1.13 COMMON AGREEMENT. Concurrently herewith, each of the Agents and each member of the Borrower Group shall enter into the Common Agreement.

        1.14 NO NET PAYMENTS. Borrower's obligation to make payments and perform all other obligations hereunder, and the rights of Administrative Agent and Lenders in and to such payments and performance, shall be absolute and unconditional and shall not be subject to any abatement, reduction, set-off, defense, counterclaim or recoupment for any reason whatsoever, including, without limitation, abatements or reductions due to any present or future claims of any Credit Party or their respective Affiliates against Administrative Agent, any Lender, or any other Secured Party under this Agreement, the Common Agreement, the QUALCOMM Procurement Agreements, the Alcatel Procurement Agreement or any other Transaction Document or otherwise, against any vendor of equipment or services used or planned to be used as part of the System, or against any other Person for whatever reason. Except as otherwise expressly provided herein, this Agreement shall not terminate, nor shall the obligations of Borrower be affected, by reason of (a) any defect in or damage to, or any loss or destruction of, any of the equipment or services provided pursuant to the QUALCOMM Procurement Agreements or the Alcatel Procurement Agreement or otherwise becoming part of the System from any cause whatsoever, (b) the interference with the use of the System by Administrative Agent, any Lender, any other Secured Party or any other Person, (c) any defect in title to the System or any part thereof or any Lien on such title, or (d) any bankruptcy, insolvency, reorganization or other proceeding relating to, or any action taken by any trustee or receiver of, Administrative Agent, any Lender, any other Secured Party or any other Person, or (e) for any other cause, whether similar or dissimilar to the foregoing, any present or future law or regulation to the contrary notwithstanding, whether or not such cause shall give rise to a claim by any Credit Party or their respective Affiliates against any Lender under the QUALCOMM Procurement Agreements or against Alcatel or any Alcatel Lender under the Alcatel Credit Agreement or otherwise, it being the express intention of the parties hereto that all amounts payable by Borrower hereunder shall be, and continue to be, payable in all events unless the obligation to pay shall be terminated pursuant to the express provisions of this Agreement. All payments made by Borrower hereunder as required hereby shall be final, and Borrower shall not seek to recover any such payment or any part thereof for any reason whatsoever. Nothing in this Agreement shall, however, release or waive any claim Borrower may have against Administrative Agent, any Lender or any other Person, whether in connection with the QUALCOMM Procurement Agreements, this Agreement or otherwise. If for any reason whatsoever this Agreement shall be terminated in whole or in part by operation of law or otherwise, Borrower shall nonetheless, to the extent permitted by applicable law, pay to Administrative Agent, on behalf of Lenders, an amount equal to each payment payable hereunder at the time and in the manner that such payment would have become due and payable under the terms of this Agreement if it had not been terminated in whole or in part.


                                      14.

        1.15 REPLACEMENT OF LENDERS Upon the occurrence of any event giving rise to the operation of SECTION 1.9(b) or SECTION 3.4 with respect to any Lender which results in such Lender charging to the Borrower increased costs in excess of those being charged generally by the Lenders or if a Lender has defaulted on its obligation to make Loans hereunder, Borrower shall have the right, if no Default or Event of Default then exists, to replace such Lender (the "Replaced Lender") with one or more replacement lenders (collectively, the "Replacement Lender") reasonably acceptable to Administrative Agent, provided that (i) at the time of any replacement pursuant to this SECTION 1.15, the Replacement Lender shall enter into one or more Assignment Agreements pursuant TO SECTION 11.4(b) (and with all fees payable pursuant to said SECTION 11.4(b) to be paid by the Replacement Lender) pursuant to which the Replacement Lender shall acquire all of the Commitments and outstanding Loans of the Replaced Lender and, in connection therewith, shall pay to the Replaced Lender in respect thereof an amount equal to the sum of (A) an amount equal to the principal of, and all accrued but unpaid interest on, all outstanding Loans of the Replaced Lender and
(B) an amount equal to all accrued, but unpaid, Commitment Fees owing to the Replaced Lender pursuant to SECTION 2.1, and (ii) all obligations of the Borrower owing to the Replaced Lender (other than those specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being, paid) shall be paid in full to such Replaced Lender concurrently with such replacement. Upon the execution of the respective Assignment Agreement, the payment of amounts referred to in clauses (i) and (ii) above and, if so requested by the Replacement Lender, delivery to the Replacement Lender of the appropriate Pagares executed by the Borrower, the Replacement Lender shall become a Lender hereunder and the Replaced Lender shall cease to constitute a Lender hereunder, except with respect to indemnification provisions applicable to the Replaced Lender under this Agreement, which shall survive as to such Replaced Lender.

SECTION 2. FEES; COMMITMENTS.

        2.1 FEES.

                (a) Borrower agrees to pay to Administrative Agent a commitment fee ("Commitment Fee") (x) for the account of each Lender with a Facility-1 Commitment, for each day during the Facility-1 Availability Period computed at the rate of .50% per annum on the average daily Facility-1 Commitment of such Lender, (y) for the account of each Lender with a Facility-2 Commitment, for each day during each of the Facility-1 Availability Period and the Facility-2 Availability Period computed at the rate of (i) .25% per annum during the Facility-1 Availability Period on the daily average Facility-2 Commitment of such Lender and (ii) .50% per annum during the Facility-2 Availability Period on the daily average Facility-2 Commitment of such Lender, and (z) for the account of each Lender with a VAT Loan Commitment, for each day during the VAT Facility Availability Period, computed at the rate of .50% per annum on the daily average unutilized VAT Loan Commitment of such Lender. All such Commitment Fees shall be due and payable in arrears on the last Business Day of each March, June, September and December.

                (b) Borrower shall pay to QUALCOMM, for its own account, such fees as are set forth in the QUALCOMM Fee Letter when and as due.


                                      15.

                (c) All computations of Fees shall be made in accordance with
SECTION 11.7(b).

        2.2 VOLUNTARY REDUCTION OF COMMITMENTS. Upon at least five (5) Business Days' prior written notice (or telephonic notice confirmed in writing) to Administrative Agent (which notice shall be deemed to be given on a certain day only if given before 1:00 p.m. (New York time) on such day and shall be promptly transmitted by Administrative Agent to each of the Lenders), Borrower shall have the right, without premium or penalty, to terminate or partially reduce (x) the Total Facility-1 Commitment and/or the Total Facility-2 Commitment, provided that any such partial reduction shall apply to proportionately and permanently reduce the Commitments of each Lender under the affected Facility and/or (y) the unutilized Total VAT Loan Commitment. Any partial reduction pursuant to this
Section 2.2 shall be in the amount of at least $1,000,000.

        2.3 MANDATORY ADJUSTMENTS OF COMMITMENTS, ETC.

                (a) The Facility-1 Commitment and Facility-2 Commitment of each Lender shall be permanently reduced upon the making of any Facility-1 Loan or Facility-2 Loan, as the case may be, by such Lender in the principal amount of such Facility-1 Loan or Facility-2 Loan, respectively.

                (b) The Total Facility-1 Commitment shall be reduced on each day on which a borrowing is incurred by Borrower under any EXIM Financing entered into to finance Facility-1 Availability Period Costs in the amount of such borrowing, with any such reduction to be applied pro rata to the Facility-1 Commitment of each Lender.

                (c) The Total Facility-2 Commitment shall be reduced on each day on which a borrowing is incurred by Borrower under any EXIM Financing entered into to finance Facility-2 Availability Period Costs in the amount of such borrowing, with any such reduction to be applied pro rata to the Facility-2 Commitment of each Lender.

                (d) The Total Facility-1 Commitment (and the Facility-1 Commitment of each Lender) shall terminate in its entirety on the last day of the Facility-1 Availability Period.

                (e) The Total Facility-2 Commitment (and the Facility-2 Commitment of each Lender) shall terminate in its entirety on the last day of the Facility-2 Availability Period.

                (f) The Total VAT Loan Commitment (and the VAT Loan Commitment of each Lender) shall terminate in its entirety on the last day of the VAT Facility Availability Period.

SECTION 3. PAYMENTS.

        3.1 VOLUNTARY PREPAYMENTS. Subject to the terms of SECTION 1.10, Borrower shall have the right to prepay Loans in whole or in part, without premium or penalty, from time to time on the following terms and conditions: (i) Borrower shall give Administrative Agent written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay the Loans, whether such Loans are Facility-1 Loans, Facility-2 Loans or VAT Loans, the amount of


                                      16.

such prepayment and the specific Borrowing(s) pursuant to which made, which notice shall be given by Borrower no later than 1:00 p.m. (New York time) three
(3) Business Days prior to the date of such prepayment, and which notice shall promptly be transmitted by Administrative Agent to each of the Lenders; (ii) each partial prepayment of any Borrowing shall be in an aggregate principal amount of at least $1,000,000; provided that no partial prepayment of Loans made pursuant to a Borrowing shall reduce the aggregate principal amount of the Loans outstanding pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount applicable thereto; (iii) each prepayment of the Long-Term Loans shall be applied pro rata among all Long-Term Loans under the Long Term Facilities; and (iv) each prepayment of the Long-Term Loans pursuant to this
SECTION 3.1 shall be applied to reduce pro rata the amount of the then remaining Scheduled Repayments under the Long-Term Facilities.

        3.2 MANDATORY PREPAYMENTS AND REPAYMENTS.

                (a) Borrower shall repay all Tranche A Loans which are outstanding under Facility-1 and Facility-2, as the case may be, on the Facility-1 EXIM Loans Closing Date and Facility-2 EXIM Loans Closing Date, as the case may be, to the extent refinanced with the proceeds of EXIM Financing. Any amount of Tranche A Loans not so refinanced shall be subject to SECTION 3.2(e).

                (b) Borrower shall repay Tranche B Loans made in any Borrowing Year in three consecutive annual installments commencing on December 31 of the calendar year that is two years following the calendar year in which such Borrowing Year ends (each a "Scheduled Repayment"), with each Scheduled Repayment being in an aggregate principal amount equal to the respective percentages set forth below opposite such anniversaries of the aggregate principal amount of Tranche B Loans made during such Borrowing Year:

                           ANNUAL INSTALLMENT               PERCENTAGE
                           ------------------               ----------
                                  First                         20%
                                 Second                         30%
                                  Third                         50%

For the purposes of this SECTION 3.2(b), any Tranche B Loan into which a Tranche A Loan or Tranche C Loan has been converted shall be deemed to be a Tranche B Loan which was made in the Borrowing Year that such converted Tranche A Loan or Tranche C Loan was originally made.

                (c) All Tranche C Loans which are outstanding under Facility-1 on the first anniversary of the Original Effective Date (including any interest capitalized in respect thereto) shall be automatically converted into Tranche B Loans under such Facility on such date.

                (d) Borrower shall repay the aggregate outstanding principal amount of each VAT Loan, including all accrued and unpaid interest thereon, on the earlier of: (i) five (5) Business Days after the date the Secretariat of Finance and Public Credit of Mexico reimburses all or any portion of the VAT which was advanced on behalf of Borrower or Pegaso PCS by the Lenders in connection with such VAT Loan; or (ii) the VAT Loan Maturity Date of such VAT Loan.


                                      17.

                (e) All Tranche A Loans which are outstanding under Facility-1 and Facility-2 on the Facility-1 Refinancing Date or the Facility-2 Refinancing Date, as the case may be, shall be automatically converted into Tranche B Loans under Facility-1 or Facility-2, as the case may be, on such date to the extent not refinanced with the proceeds of EXIM Financing.

        3.3 METHOD AND PLACE OF PAYMENT. Except as otherwise specifically provided herein, all payments under this Agreement or any Pagare shall be made to Administrative Agent for the ratable account of the Lenders entitled thereto at Administrative Agent's Account not later than 1:00 p.m. (New York time) on the date when due and shall be made in immediately available funds and in lawful money of the United States of America. Any payments under this Agreement or under any Pagare which are made later than 1:00 p.m. (New York time) shall be deemed to have been made on the next succeeding Business Day. Whenever any payment to be made hereunder or under any Pagare shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable during such extension at the applicable rate in effect immediately prior to such extension.

        3.4 NET PAYMENTS.

                (a) All payments made by Borrower hereunder or under any Pagare will be made without setoff, counterclaim or other defense. All such payments will be made free and clear of, and without deduction or withholding for, any present or future federal, state, or local income, payroll, withholding, social security, sales, use, service, leasing excise, franchise, value added, estimated, occupation, real and personal property, stamp, transfer, workers' compensation, severance or other taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding, except as provided in the third succeeding sentence, any tax imposed on or measured by the net income or net profits of a Lender pursuant to the laws of the jurisdiction in which it is organized or any jurisdiction in which such Lender maintains a place of business or any subdivision thereof or therein) and all interest, penalties addition thereto or similar liabilities with respect to such nonexcluded taxes, levies, imposts, duties, fees, assessments or other charges (all such nonexcluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as "Taxes"). In addition, Borrower shall pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Financing Agreement (hereinafter referred to as "Other Taxes"). If any Taxes or Other Taxes are so levied or imposed, Borrower agrees to pay the full amount of such Taxes or Other Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement or under any Pagare, after withholding or deduction for or on account of any Taxes or Other Taxes, will not be less than the amount provided for herein or in such Pagare. If any amounts are payable in respect of Taxes or Other Taxes pursuant to the foregoing, Borrower agrees to reimburse such amounts to each Lender, upon the written request of such Lender, such Taxes or Other Taxes as are imposed on or measured by the net income or net profits of such Lender pursuant to the laws of the jurisdiction in which the principal office or applicable lending office of such Lender is located or under the laws of any political subdivision or taxing authority of any such jurisdiction


                                      18.

in which the principal office or applicable lending office of such Lender is located and for any withholding of taxes as such Lender shall determine are payable by, or withheld from, such Lender, in each case in respect of such amounts so paid to or on behalf of such Lender pursuant to the foregoing and in respect of any amounts paid to or on behalf of such Lender pursuant to this sentence. Borrower will furnish to Administrative Agent within 45 days (or as soon thereafter as available) after the date the payment of any Taxes or Other Taxes is due pursuant to applicable law certified copies of receipts evidencing such payment by Borrower. Borrower agrees to indemnify and hold harmless each Lender, and immediately reimburse such Lender upon its written request, for the amount of any Taxes or Other Taxes so levied or imposed and paid by such Lender.

                (b) If Borrower pays any additional amount under this SECTION
3.4 to a Lender and such Lender, in such Lender's sole and absolute determination, has received or realized in connection therewith any refund or any reduction of, or credit against, its tax liabilities in or with respect to the taxable year in which the additional amount is paid, such Lender shall pay to Borrower an amount equal to the net benefit, after tax, which was obtained by the Lender in such year as a consequence of such refund, reduction or credit. Such amount shall be paid as soon as practicable after receipt or realization by such Lender of such refund, reduction or credit.

                (c) Each Lender shall use reasonable efforts (consistent with legal and regulatory restrictions and subject to overall policy considerations of such Lender) to file any certificate or document or to furnish any information as reasonably requested by Borrower pursuant to any applicable treaty, law or regulation, if the making of such filing or the furnishing of such information would avoid the need for or reduce the amount of any amounts payable by Borrower under SECTION 3.4(a); provided, however, that the failure of any Lender to use such efforts shall not in any way diminish the obligations of Borrower under this SECTION 3.4 or otherwise under this Agreement.

                (d) Notwithstanding anything in this SECTION 3.4 to the contrary, Borrower shall have no obligation to make any payment of Taxes pursuant to this SECTION 3.4 to any Lender, other than QUALCOMM, in excess of such Gross Up Amounts which would be applicable in the case of payments to a Registered Financial Institution.

SECTION 4. CONDITIONS PRECEDENT TO ADDITIONAL LOANS ON OR AFTER THE AMENDMENT EFFECTIVE DATE.

        4.1 CONDITIONS PRECEDENT TO THE INITIAL ADDITIONAL LOANS ON THE AMENDMENT EFFECTIVE DATE. The obligation of each Lender to make the first Additional Loan on or after the Amendment Effective Date is subject to the satisfaction of each of the following conditions:

                (a) EFFECTIVENESS. The Amendment Effective Date shall have occurred.

                (b) SATISFACTION OF CONDITIONS PRECEDENT IN THE COMMON AGREEMENT. The conditions precedent to Disbursements set forth in Section 3.01 of the Common Agreement shall have been satisfied (or waived as provided herein).

                (c) OTHER AGREEMENTS. The Pegaso PCS Service Agreement and the Personnel Co. Services Agreement shall have been authorized, executed and delivered by the


                                      19.

parties thereto and a copy thereof, certificated by an Authorized Officer of the Borrower as true and complete, shall have been delivered to Administrative Agent.

                (d) ALCATEL PROCUREMENT AGREEMENT. THE Alcatel Procurement Agreement shall have been authorized, executed and delivered by the parties thereto, a copy thereof, certified by an Authorized Officer as true and complete, shall have been delivered to QUALCOMM and the terms (other than the pricing terms) of the Alcatel Procurement Agreement shall be reasonably satisfactory to QUALCOMM.

                (e) ALCATEL CREDIT AGREEMENT; ALCATEL COMMITMENT LETTER; OTHER ALCATEL DOCUMENTS . The Alcatel Credit Agreement shall have been duly authorized, executed and delivered by Borrower, the Alcatel Administrative Agent and the lenders thereunder; a copy thereof, together with all side-letters and other documentation evidencing the agreement among Alcatel and the Borrower Group in connection with or related to the Alcatel Credit Agreement or the Alcatel Procurement Agreement, certified by an Authorized Officer as true and complete, shall have been delivered to the Administrative Agent; the initial incurrence by Borrower of loans thereunder shall have occurred or shall occur concurrently with the initial incurrence of Loans hereunder on or after the Amendment Effective Date; the Alcatel Credit Agreement shall include a long-term credit facility in the aggregate amount of $170,000,000 to finance all or a portion of the Alcatel Costs, as set forth below, and a revolving credit facility in an aggregate principal amount not less than $7,500,000, the proceeds of which are to be used by Borrower for the payment of VAT payable in connection with Alcatel Costs; QUALCOMM shall be reasonably satisfied that (i) all material terms of the Alcatel Credit Agreement, including interest, amortization, prepayment, security/collateral and fees are no more favorable to the lenders therein than the terms of this Agreement are to the Lenders, (ii) the lenders under the Alcatel Credit Agreement and the Alcatel Commitment Letter shall have committed to provide financing to Borrower in an amount equal to 100% of the Alcatel Costs; and Administrative Agent shall have received true, correct and complete copies of all agreements, letters or other documents executed by any member of the Borrower Group relating to any fee arrangements between (x) any member of the Borrower Group and (y) Alcatel Indetel or the Alcatel Administrative Agent.

        4.2 CONDITIONS PRECEDENT TO ALL ADDITIONAL LOANS. The obligation of each Lender to make any Additional Loans (including the initial Additional Loan made on or after the Amendment Effective Date) is subject at the time of each such Loan, to the satisfaction of the following conditions:

                (a) LOAN REQUEST. Administrative Agent shall have received a Loan Request meeting the requirements of SECTION 1.5.

                (b) SATISFACTION OF CONDITIONS PRECEDENT IN THE COMMON AGREEMENT. The conditions precedent set forth in Section 3.02 of the Common Agreement shall have been satisfied (or waived as provided herein).

                (c) REPRESENTATIONS AND WARRANTIES. At the time of the making of each Loan and also after giving effect thereto, all representations and warranties made in Section 5 hereof shall be true and correct in all material respects with the same effect as though such


                                      20.

representations and warranties had been made on and as of the date of such Loans, except to the extent that such representations and warranties expressly relate to an earlier date.

                (d) QUALCOMM COSTS. The proceeds of the Long-Term Loans shall be needed for (and will be applied immediately to) the payment of QUALCOMM Costs or, in the case of a VAT Loan, to pay VAT then due and payable and will be applied within three Business Days to such payment.

                (e) ALCATEL PROCUREMENT AGREEMENT. The Alcatel Procurement Agreement shall be in full force and effect, provided, however, that in the event the Alcatel Procurement Agreement shall have been terminated prior to the date of such Borrowing, Borrower shall have executed and delivered an agreement with an internationally respected supplier of wireless telecommunication equipment and services of the type provided under the Alcatel Procurement Agreement and the material terms of such agreement shall be satisfactory to QUALCOMM.

                (f) MATERIAL ADVERSE EFFECT. Since the date of the most recent financial statements delivered by Borrower to Administrative Agent pursuant to the Common Agreement, no event, circumstance or condition shall have occurred which constitutes a Material Adverse Effect.

                (g) FEES AND EXPENSES. Borrower shall have paid or made arrangements for payment (including, to the extent permitted, arrangement for payment out of Disbursements) of all fees, expenses and other charges then payable by it under this Agreement and any other Financing Agreement to the Administrative Agent and shall have paid to QUALCOMM the fees set forth in the Qualcomm Fee Letter.

                (h) OTHER DOCUMENTS, ETC. The Administrative Agent shall have received such other statements, certificates, agreements, opinions, information, documents and evidence with respect to matters relating to or affecting such Disbursement as the Lenders may reasonably request.

        4.3 CONDITIONS PRECEDENT TO ADDITIONAL LOANS UNDER FACILITY-2. The obligation of each Lender to make the initial Additional Loans under Facility-2 is subject, in addition to the conditions in SECTION 4.2, to the satisfaction of the following condition:

                (a) FACILITY 2 ALCATEL CREDIT AGREEMENT. A credit agreement in accordance with the terms of the Alcatel Commitment Letter (the "Facility 2 Alcatel Credit Agreement") shall have been duly authorized, executed and delivered by Borrower, the administrative agent and the lenders thereunder; a copy thereof, certified by an Authorized Officer as true and complete, shall have been delivered to the Administrative Agent; the initial incurrence by Borrower of loans thereunder shall have occurred or shall occur concurrently with the initial incurrence of the Facility-2 Loans; the Facility 2 Alcatel Credit Agreement shall include a long-term credit facility in the aggregate principal amount of not less than $100,000,000 to finance all or a portion of the Alcatel Costs, as set forth below, and a revolving credit facility in the principal amount of $7,500,000, the proceeds of which are to be used by Borrower for the payment of VAT payable in connection with Alcatel Costs; QUALCOMM shall be reasonably satisfied that (i) all material terms of the Facility 2 Alcatel Credit Agreement, including interest,


                                      21.

amortization, prepayment, security/collateral and fees are no more favorable to the lenders therein than the terms of this Agreement are to the Lenders, and
(ii) the lenders under the Facility-2 Alcatel Credit Agreement shall have committed to provide financing to Borrower in an amount equal to 100% of the Alcatel Costs.

        The acceptance of the benefits of each Loan shall constitute a representation and warranty by Borrower to Administrative Agent and each of the Lenders that all of the applicable conditions specified in SECTION 4.2 exist as of that time. All of the certificates, legal opinions and other documents and papers referred to in SECTION 4.1, unless otherwise specified, shall be delivered to Administrative Agent for the account of each of the Lenders and, except for the Pagares, in sufficient counterparts for each of the Lenders and shall be reasonably satisfactory in form and substance to Administrative Agent.

SECTION 5. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Borrower confirms the representations and warranties contained in Article 4 of the Common Agreement, as if made as of the Amendment Effective Date, which representations and warranties are incorporated herein by reference as if fully set forth in this Agreement. Borrower further represents and warrants to the Lenders and the Administrative Agent that:

        5.1 SENIOR DEBT. The Lenders are "Senior Lenders" and this Agreement is a "Financing Agreement", as such terms are defined in the Common Agreement, and the Loans hereunder, when made, and all other obligations of Borrower to the Lenders and the Administrative Agent hereunder, will constitute "Senior Indebtedness", as such term is defined in the Common Agreement. Accordingly, the Loans and such other obligations hereunder are and shall be secured by and entitled to the benefits of the Common Agreement and the Security Documents referred to therein.

        5.2 APPROVALS. Other than the authorizations, approvals or consents from governmental authorities in Mexico referred to in Section 4.05 of the Common Agreement which relate to this Agreement, no authorizations, consents, approvals, licenses, filings or registrations by or with any governmental authority or administrative body of or in Mexico, and no notarization or other formalities in Mexico, are required to be obtained or accomplished for the execution, delivery or performance by Borrower of this Agreement or any other Financing Agreement or for the validity and enforceability of this Agreement in accordance with the terms of this Agreement or the other Financing Agreements.

SECTION 6. AFFIRMATIVE COVENANTS.

        Borrower agrees that, so long as any Lender has any Commitment hereunder or any amount payable under this Agreement remains unpaid, it shall observe and perform each of the covenants and agreements set forth in Article 5 of the Common Agreement, which covenants and agreements are incorporated by reference in this Agreement as if fully set forth herein, in accordance with their terms. Borrower further covenants and agrees with the Administrative Agent and the Lenders that so long as any Lender has any Commitment hereunder or any amount payable under this Agreement remains unpaid, Borrower shall maintain in good legal standing and validity all material licenses, permits, contracts and rights necessary to comply in all respects with its obligations under this Agreement and the Pagares.


                                      22.

SECTION 7. NEGATIVE COVENANTS.

        Borrower agrees that, so long as any Lender has any Commitment hereunder or any amount payable under this Agreement remains unpaid, it shall observe and perform each of the covenants and agreements set forth in Article 6 of the Common Agreement, which covenants and agreements are incorporated by reference in this Agreement as if fully set forth herein, in accordance with their terms. Borrower further covenants and agrees with the Administrative Agent and the Lenders that so long as any Lender has any Commitment hereunder or any amount payable under this Agreement remains unpaid, in addition to the other provisions of Section 6.04(d) of the Common Agreement, no Additional Senior Indebtedness (other than additional indebtedness under commitments under Credit Agreements in effect at the time of such devaluation) shall be permitted if and to the extent that there has been a Peso-Dollar Devaluation of 20% or more during any three-month period subsequent to the Amendment Effective Date, or any Peso-Dollar Devaluation of 30% or more during any six-month period subsequent to the Amendment Effective Date, unless prior to the date of the incurrence of such Additional Senior Indebtedness Borrower shall have obtained the prior written approval of the Required Lenders.

SECTION 8. EVENTS OF DEFAULT.

        If any "Event of Default" under and as defined in the Common Agreement shall occur and be continuing, then the Lenders shall have (in addition to any and all other available remedies at law and in equity) each of the remedies to which they are entitled as provided in Section 7.18 of the Common Agreement (subject to the provisions of the Intercreditor Agreement).

SECTION 9. DEFINITIONS.

        As used herein, the following terms shall have the meanings herein specified unless the context otherwise requires. Defined terms in this Agreement shall include in the singular number the plural and in the plural the singular:

        "Additional Loans" shall mean Loans made after the Original Effective Date.

        "Additional Loans Closing Date" shall mean the date on which the initial Additional Loans were made under the Original Agreement.

        "Administrative Agent" shall have the meaning provided in the first paragraph of this Agreement and shall include any successor to Administrative Agent appointed pursuant to SECTION 10.8.

        "Administrative Agent's Account" shall mean such account as is specified in writing by Administrative Agent to Borrower and Lenders from time to time.

        "Agreement" shall mean this Credit Agreement, as the same may be from time to time further modified, amended and/or supplemented.

        "Amendment Effective Date" shall have the meaning assigned to it in
SECTION 11.10.


                                      23.

        "Alternative Margin" when used in connection with Tranche B Loans shall mean that margin (expressed in annual percentages or basis points) over the Eurodollar Rate which is provided under a bona fide loan or credit facility constituting Additional Senior Indebtedness (the "Alternative Facility") made available to Borrower; provided, however, that no calculation of the Alternative Margin (and no change in the interest rate payable in respect of Tranche B Loans) shall be made unless (i) the Alternative Facility is made available to Borrower by recognized financial institutions that have no equity interest in Holdings or any other member of the Borrower Group (other than the Alternative Facility itself), that are not a vendor of equipment or services to any member of the Borrower Group, and that are not benefiting otherwise from the making of the Alternative Facility, (ii) the base rate for the calculation of the interest rate payable under the Alternative Facility is either the Eurodollar Rate or a rate comparable to the Eurodollar Rate, (iii) the aggregate amount of the commitment under the Alternative Facility, and the repayment thereof, is calculated in Dollars, and the total amount of such commitment is at least $100,000,000, (iv) the margin over the Eurodollar Rate applicable to such Alternative Facility (other than margins applicable during any default period) is predetermined and applicable for the entire period in which amounts thereunder are outstanding, or, if such margin is established pursuant to a grid, the "Alternative Margin" shall be the highest margin set forth in the grid, (v) the required amortization of principal of the Alternative Facility is such that the average life of such Alternative Facility is not less than 4.3 years and (vi) no collateral other than the Collateral will secure the Alternative Facility and no third party will guarantee the obligations under the Alternative Facility other than the Guarantors pursuant to the Guaranty Agreements.

        "Applicable Margin" shall mean (i) for Eurodollar Loans (A) that are Tranche A Loans, 1.50%, (B) that are Tranche B Loans, 4.50% and (C) that are Tranche C Loans, 1.50% and (ii) for Base Rate Loans (A) that are Tranche A Loans, 0.50%, (B) that are Tranche B Loans 3.50% and (C) that are Tranche C Loans 0.50%, which margins with respect to Tranche B Loans will be subject to adjustment based on the Alternative Margin as provided in SECTION 1.8(g).

        "Applicable VAT Margin" shall mean 4.50%.

        "Assignment Agreement" shall mean the Assignment and Acceptance Agreement in the form of EXHIBIT F (appropriately completed).

        "Availability Period" shall mean the Facility-1 Availability Period or the Facility-2 Availability Period, as applicable.

        "Base Rate" shall mean the greater of (i) the rate of interest per annum published on such day (or if not a Business Day, on the last Business Day) in the Wall Street Journal newspaper as the "Prime Rate," such rate to be adjusted automatically (without notice) on the effective date of any change in such publicly announced rate and (ii) the Federal Funds Effective Rate plus one-half of one percent (0.50%) (rounded upwards, if necessary, to the next one-sixteenth of one percent (1/16 of 1%).

        "Base Rate Loan" means any Loan bearing interest at the Base Rate.

        "Base Financing Percentage" shall mean fifty percent (50%).


                                      24.

        "Borrower" shall have the meaning provided in the first paragraph of this Agreement.

        "Borrower's Account" shall mean, such account as shall be maintained by Borrower and specified in writing by Borrower to Administrative Agent from time to time.

        "Borrowing" shall mean the incurrence of Loans pursuant to a single Facility by Borrower from all of the Lenders having Commitments with respect to such Facility on a pro rata basis on a given date and having in the case of Eurodollar Loans the same Interest Period.

        "Borrowing Year" shall mean (i) the period from the Additional Loans Closing Date through January 31, 2000 and (ii) each successive 12-month period thereafter.

        "Cash Advance" shall have the meaning provided in SECTION 1.5(b)(i).

        "Commitment" shall mean, with respect to each Lender, such Lender's Facility-1 Commitment, Facility-2 Commitment and VAT Loan Commitment.

        "Commitment Fee" shall have the meaning provided in SECTION 2.1(a).

        "Common Agreement" shall mean the Common Agreement dated as of the date hereof among each member of the Borrower Group, the Collateral Agent, the Intercreditor Agent, the Alcatel Administrative Agent, and the Administrative Agent, as the same may be amended, supplemented or modified in accordance with its terms and in effect from time to time.

        "Common Closing Date" shall mean the "Closing Date" as defined under the Common Agreement.

        "Contingent Financing Percentage" shall mean such percentage as shall be negotiated in good faith and agreed upon in writing from time to time by Borrower and QUALCOMM which shall reflect the funding requirements of Borrower and Guarantors as set forth in the Business Plan after giving full effect to all funds raised by Borrower and Guarantors after the Original Effective Date; provided, however, that (i) prior to the earlier of any Senior Bank Financing or the issuance of High-Yield Debt, the Contingent Financing Percentage shall be equal to fifty percent (50%), (ii) the Contingent Financing Percentage for calendar years 1998 and 1999 shall be fifty percent (50%) and (iii) at any time that clause (i) or (ii) is not applicable, the Contingent Financing Percentage shall be 0% until the Borrower and QUALCOMM otherwise agree in writing.

        "Credit Advance" shall have the meaning provided in SECTION 1.5(b)(i).

        "Credit Documents" shall mean this Agreement and the Pagares.

        "Credit Party" shall mean Borrower, Holdings and Guarantors.

        "Equipment Agreement" means that Equipment Purchase Agreement entered into as of June 10, 1998 by and between Borrower and QUALCOMM as such shall from time to time be amended, supplemented and restated.


                                      25.

        "Eurodollar Rate" shall mean, with respect to each Interest Period, the rate of interest determined on the basis of the rate for deposits in Dollars for a period equal to such Interest Period commencing on the first day of such Interest Period appearing on Page 3750 of the Telerate screen as of 11:00 a.m., London time, two Business Days prior to the beginning of such Interest Period. In the event that such rate does not appear on Page 3750 of the Telerate screen (or otherwise on such screen), the "Eurodollar Rate" shall be determined by reference to such other publicly available service for displaying eurodollar rates as may be agreed upon by Administrative Agent and Borrower or, in the absence of such agreement, the "Eurodollar Rate" shall instead be the rate at which Dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

        "Eurodollar Loan" means any Loan (other than VAT Loans) bearing interest at the Eurodollar Rate.

        "EXIM Financing" shall mean each credit facility entered into by Borrower to finance QUALCOMM Costs that are EXIM Qualified, together with eligible local costs, under export credit political and commercial guarantees/insurance provided by the Export Import Bank of the U.S.

        "EXIM Qualified" shall mean with respect to (i) QUALCOMM Costs and eligible local costs, such costs that are eligible to be financed and/or refinanced under an EXIM Financing and (ii) Loans, Loans that are incurred to finance QUALCOMM Costs that are EXIM Qualified.

        "Existing VAT Loans" shall have the meaning ascribed to such term inside the definition of "VAT Loans."

        "Facility" shall mean any of the credit facilities established under this Agreement, i.e., Facility-1, Facility-2 and the VAT Facility.

        "Facility-1" shall mean the Facility evidenced by the Total Facility-1 Commitment.

        "Facility-1 Availability Period" shall mean the period commencing on the Additional Loans Closing Date and ending on December 31, 2000.

        "Facility-1 Availability Period Costs" shall mean QUALCOMM Costs that are EXIM Qualified and are payable during the Facility-1 Availability Period.

        "Facility-1 Commitment" shall mean, with respect to each Lender, the amount, if any, set forth opposite its name on SCHEDULE 1.0 hereto under the column entitled "Facility-1 Commitment," as the same may be (x) reduced or terminated pursuant to SECTIONS 2.2, 2.3 and 8 or (y) adjusted as a result of assignments to or from such Lender pursuant to SECTION 1.10 or 11.4.

        "Facility-1 EXIM Loans Closing Date" shall mean the date of the initial borrowing under any EXIM Financing entered into to finance and/or refinance Facility-1 Availability Period Costs.


                                      26.

        "Facility-1 Loan" shall have the meaning provided in SECTION 1.1.

        "Facility-1 Refinancing Date" shall mean the earlier of (i) the first anniversary of the Additional Loans Closing Date and (ii) the Facility-1 EXIM Loans Closing Date.

        "Facility-2" shall mean the Facility evidenced by the Total Facility-2 Commitment.

        "Facility-2 Availability Period" shall mean the period commencing on January 1, 2001 and ending on December 31, 2002.

        "Facility-2 Availability Period Costs" shall mean QUALCOMM Costs that are EXIM Qualified and are payable during the Facility-2 Availability Period.

        "Facility-2 Commitment" shall mean, with respect to each Lender, the amount, if any, set forth opposite its name on Annex I hereto under the column entitled "Facility-2 Commitment," as the same may be (x) reduced or terminated pursuant to SECTIONS 2.2, 2.3 and 8 or (y) adjusted as a result of assignments to or from such Lender pursuant to SECTION 1.10 or 11.4.

        "Facility-2 EXIM Loans Closing Date" shall mean the date of the initial borrowing under any EXIM Financing entered into to finance and/or refinance Facility-2 Availability Period Costs.

        "Facility-2 Loan" shall have the meaning provided in SECTION 1.1.

        "Facility-2 Refinancing Date" shall mean the earlier of (i) January 1, 2002 and (ii) the Facility-2 EXIM Loans Closing Date.

        "Federal Funds Effective Rate" means, for any day, a fluctuating interest rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by Administrative Agent from three Federal funds brokers of recognized standing selected by Administrative Agent.

        "Fees" shall mean all amounts payable pursuant to, or referred to in,
SECTION 2.1.

        "Interest Payment Date" shall mean each date on which interest is payable on the Loans.

        "Interest Period" means, with respect to each Eurodollar Loan, the period commencing on the date of the making or continuation of or conversion to such Eurodollar Loan and ending one, three or six months thereafter, as Borrower may elect in the applicable Notice of Conversion/Continuation; provided that:

                (a) any Interest Period (other than an Interest Period determined pursuant to clause (c) below) that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day;


                                      27.

                (b) any Interest Period applicable to a Eurodollar Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Business Day of a calendar month;

                (c) any Interest Period with respect to a Eurodollar Loan that would otherwise end after the applicable the maturity date of such Loan shall end on such maturity date;

                (d) no Interest Period with respect to a Eurodollar Loan which begins before January 31 of any given year (except January 31 of 1999) shall have a maturity extending beyond January 31 of such year;

                (e) no Interest Period applicable to any Eurodollar Loan shall include a principal repayment date for Loans under the Facility under which such Loan is made unless an aggregate principal amount of Loans under such Facility at least equal to the principal amount due on such principal repayment date shall be Base Rate Loans or other Eurodollar Loans having Interest Periods ending on or before such date; and

                (f) notwithstanding clauses (c) (d) and (e) above, no Interest Period applicable to a Eurodollar Loan shall have a duration of less than one month, and if any Interest Period applicable to such Eurodollar Loan would be for a shorter period, such Interest Period shall not be available hereunder.

        "Interest Rate Agreement" shall mean any interest rate swap agreement, any interest rate cap agreement, any interest rate collar agreement or other similar agreement or arrangement designed to protect Borrower or any Subsidiary against fluctuations in interest rates.

        "Lender" shall have the meaning provided in the first paragraph of this Agreement.

        "Lender Register" shall have the meaning provided in SECTION 11.16.

        "Loan" and "Loans" shall mean the loans provided in accordance with
SECTION 1.1 together with the existing loans described in SECTION 1.5(a).

        "Loan Request" has the meaning set forth in SECTION 1.5(b)(i) hereof.

        "Loan Request Review Period" has the meaning set forth in SECTION 1.5(b)(i) hereof.

        "Long-Term Facility" shall mean Facility-1 or Facility-2 and "Long-Term Facilities" shall mean Facility-1 and Facility-2.

        "Long-Term Loans" shall mean Loans made under either Long-Term Facility.

        "Maturity" or "maturity" means the earlier of (i) the final maturity date for any Loan as stated in SECTION 3.2 hereof and (ii) the date on which (A) the Loans have been accelerated or (B) the Loans have been prepaid in full and the Commitment terminated pursuant to this Agreement.


                                      28.

        "Minimum Borrowing Amount" shall mean (i) for Facility-1 and Facility-2, $250,000 and (ii) for the VAT Facility, $25,000, unless otherwise agreed to by the Lenders.

        "Notice of Conversion/Continuation" has the meaning set forth in SECTION 1.5(c) hereof.

        "Notice of Deemed Loan" has the meaning set forth in SECTION 1.5(b)(ii) hereof.

        "Original Effective Date" shall have the meaning provided in SECTION 11.10.

        "Pagare" or "Pagares" shall mean, individually, any Term Pagare or VAT Pagare, or collectively, the Term Pagares and the VAT Pagares.

        "Percentage" shall mean at any time for each Lender with respect to the Loans and/or Commitments under any Facility, the percentage obtained by dividing such Lender's Commitment for such Facility by the aggregate Commitments of all Lenders for such Facility, provided that if the Commitments of all Lenders for such Facility have been terminated, the Percentage of each Lender for such Facility shall be determined by dividing such Lender's Commitment for such Facility immediately prior to such termination by the aggregate Commitments of all Lenders for such Facility immediately prior to such termination.

        "QUALCOMM Fee Letter" means the side letter relating to arrangement fees dated September 25, 1998, between Borrower and QUALCOMM.

        "Refinancing" shall have the meaning provided in SECTION 1.12.

        "Registered Financial Institution" shall mean the Registry of Foreign Banks of Mexico, Financing Entities, Pension Funds and Investments Funds or any successor thereto.

        "Required Lenders" shall mean Lenders holding at least fifty-one percent (51%) of the then aggregate outstanding principal amount of all Loans then outstanding or, if no Loans are then outstanding, Lenders having at least fifty-one percent (51%) of the Commitments.

        "Scheduled Repayment" shall have the meaning provided in SECTION 3.2(b).

        "SEC" shall mean the Securities and Exchange Commission or any successor thereto.

        "SEC Regulation D" shall mean Regulation D as promulgated under the Securities Act of 1933, as amended, as the same may be in effect from time to time.

        "Senior Bank Financing" shall mean any credit facility providing for loans and/or advances to be made to Borrower that Borrower enters into with one or more Lenders to the extent the Indebtedness arising thereunder shall constitute Additional Senior Indebtedness, provided that Senior Bank Financing shall not include any EXIM Financing or financing under the Alcatel Credit Agreement.

        "Services Agreement" shall mean the Services Agreement entered into as of June 10, 1998 by and between Borrower and QUALCOMM Wireless Services (Mexico), S.A de C.V., as such may be from time to time amended, supplemented and restated.


                                      29.

        "Software Maintenance Agreement" shall mean the Software Maintenance Agreement dated as of June 10, 1998 between Borrower and QUALCOMM, which form of agreement was attached as Exhibit D to the Equipment Purchase Agreement and separately executed therefrom.

        "Syndication" shall have the meaning provided in SECTION 1.12.

        "Term Pagare" shall have the meaning assigned to it in SECTION 1.6(d).

        "Total Commitment" shall mean $300,000,000.

        "Total Facility-1 Commitment" shall mean the sum of the Facility-1 Commitments of all the Lenders.

        "Total Facility-2 Commitment" shall mean the sum of the Facility-2 Commitments of all the Lenders.

        "Total VAT Loan Commitment" shall mean the sum of the VAT Loan Commitments of all of the Lenders.

        "Tranche A Loans" shall mean Loans under the Long-Term Facilities made as Tranche A Loans pursuant to SECTION 1.1(a) or (b), as the case may be.

        "Tranche B Loans" shall mean Loans under the Long-Term Facilities made as Tranche B Loans pursuant to SECTION 1.1(a) or (b), as the case may be.

        "Tranche C Loans" shall mean Loans under Facility-1 made as Tranche C Loans pursuant to SECTION 1.1(a).

        "U.S." shall mean the United States of America.

        "U.S. GAAP" means generally accepted accounting principles in the United States.

        "VAT Facility" shall mean the Facility evidenced by the Total VAT Loan Commitment.

        "VAT Facility Availability Period" shall mean the period commencing on the Additional Loans Closing Date and ending on December 31, 2002.

        "VAT Loan" shall have the meaning provided in SECTION 1.1(c) and shall specifically include any advances made to Borrower or Pegaso PCS prior to the Additional Loans Closing Date to finance VAT charges (the "Existing VAT Loans").

        "VAT Loan Advance" shall have the meaning provided in SECTION 1.2(a).

        "VAT Loan Commitment" shall mean, with respect to each Lender, the amount, if any, set forth opposite its name on SCHEDULE 1.0 hereto under the column entitled "VAT Loan Commitment," as the same may be (x) reduced or terminated pursuant to SECTIONS 2.2, 2.3 and 8 or (y) adjusted as a result of assignments to or from such Lender pursuant to SECTION 1.10 or 11.4.


                                      30.

        "VAT Loan Maturity Date" shall mean, with respect to each VAT Loan, the date which is 364 days after the date such VAT Loan is made.

        "VAT Pagare" shall mean a promissory note heretofore or hereafter issued by Borrower or Pegaso PCS in favor of a Lender in substantially the form attached hereto as EXHIBIT B with appropriate insertions as to issue date, maturity date, principal amount, and interest rate to finance VAT charges imposed by Mexico in respect of the QUALCOMM Costs.

        "Vendor" shall have the meaning provided in the first WHEREAS clause of this Agreement.

        "Vendor's Account" shall mean such account as is specified in writing by the Vendors under the Qualcomm Procurement Agreements to Administrative Agent and Borrower from time to time.

SECTION 10. ADMINISTRATIVE AGENT.

        10.1 APPOINTMENT OF ABN AMRO BANK N.V. AS ADMINISTRATIVE AGENT. Lenders hereby designate and appoint ABN AMRO Bank N.V. as Administrative Agent to act in an administrative function as specified under this Agreement and the other Financing Agreements and irrevocably authorizes Administrative Agent to take such action on its behalf under and subject to the provisions of this Agreement and each other Financing Agreement and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Financing Agreement, together with such other powers, in the judgment of Administrative Agent, as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement or any other Financing Agreement, Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein or therein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Financing Agreement or otherwise exist against Administrative Agent.

        10.2 DELEGATION OF DUTIES BY ADMINISTRATIVE AGENT. Administrative Agent may execute any of its duties under this Agreement by or through the agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Administrative Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

        10.3 LIABILITY OF ADMINISTRATIVE AGENT. None of Administrative Agent-Related Persons (defined below) shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Financing Agreement (except for its own gross negligence or willful misconduct), or (b) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by Borrower, any other member of the Borrower Group or any Affiliate of any member of the Borrower Group, or any officer thereof, contained in this Agreement or in any other Financing Agreement, or in any certificate, report, statement or other document referred to or provided for in, or received by Administrative Agent under or in connection with, this Agreement or any other Financing Agreement, or for the value of any Collateral or the validity, priority, effectiveness, genuineness,


                                      31.

enforceability or sufficiency of this Agreement or any Financing Agreement, or for any failure of Borrower, any other member of the Borrower Group or any other party to any Financing Agreement to perform its obligations hereunder or thereunder. No Administrative Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Financing Agreement, or to inspect the properties, books or records of Borrower or any of Borrower's Affiliates. "Administrative Agent-Related Persons" shall mean Administrative Agent and any successor Administrative Agent, together with their respective Affiliates, and the employees, agents and attorneys-in-fact of such persons.

        10.4 RELIANCE BY ADMINISTRATIVE AGENT.

                (a) Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to Borrower), independent accountants and other experts selected by Administrative Agent. Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Financing Agreement unless it shall first receive such advice or concurrence of Requisite Lenders as it deems appropriate and indemnification for all liability and expense which may be incurred by it by reason of taking or continuing to take any such action, provided, however, that Administrative Agent shall be justified in refusing to take action if such action is in violation of law or the terms of this Agreement or any other Financing Agreement, based on the advise of Administrative Agent's legal counsel. Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Financing Agreement in accordance with a request or consent of Requisite Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon all of Lenders.

                (b) For purposes of determining compliance with the conditions precedent specified in SECTION 4 of this Agreement and Section 3 of the Common Agreement, each Lender that has executed this Agreement or shall hereafter execute and deliver an Assignment Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter either sent by Administrative Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender, unless an officer of Administrative Agent responsible for the transactions contemplated by the Financing Agreements shall have received written notice from such Lender prior to the initial Borrowing specifying its objection thereto and either such objection shall not have been withdrawn by notice to Administrative Agent to that effect or such Lender shall not have made available to Administrative Agent its ratable portion of such Borrowing.

        10.5 NOTICE OF DEFAULT. Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to Administrative Agent on behalf and for the benefit of Lenders, unless Administrative Agent shall have received written notice from a Lender or Borrower referring to this Agreement, describing such Default or Event of


                                      32.

Default and stating that such notice is a "notice of default." In the event that Administrative Agent receives such a notice, Administrative Agent shall give notice thereof to each Lender. Administrative Agent shall take such action with respect to such Default or Event of Default as shall be requested by Requisite Lenders in accordance with SECTION 8; provided, however, that unless and until Administrative Agent shall have received any such request, Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem in the best interest of Lenders.

        10.6 NON-RELIANCE BY LENDERS. Each Lender expressly acknowledges that none of Administrative Agent-Related Persons has made any representation or warranty to it and that no act by Administrative Agent hereafter taken, including any review of the affairs of Borrower, shall be deemed to constitute any representation or warranty by Administrative Agent to such Lender. Each Lender confirms to Administrative Agent that it has not relied, and will not rely hereafter, on Administrative Agent to check or inquire on such Lender's behalf into the adequacy, accuracy or completeness of any information provided by Borrower or any other Person under or in connection with the Financing Agreements or the transactions herein contemplated (whether or not the information has been or is hereafter distributed to such Lender by Administrative Agent). Each Lender represents to Administrative Agent that it has, independently and without reliance upon Administrative Agent and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of Borrower, and all applicable regulatory laws relating to the transactions contemplated thereby, and made its own decision to enter into this Agreement and the other Financing Agreements and extend credit to Borrower under and pursuant to this Agreement. Each Lender also represents that it will, independently and without reliance upon Administrative Agent and based on such documents and appraisals and decisions in taking or not taking action under this Agreement and the other Financing Agreements, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of Borrower. Except for notices, reports and other documents expressly herein required to be furnished to Lenders by Administrative Agent, Administrative Agent shall not have any duty or responsibility to provide to any Lender any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of Borrower which may come into the possession of any Administrative Agent-Related Persons. Administrative Agent shall not be responsible to any Lender for the execution, effectiveness, priority, genuineness, validity, enforceability, collectability or sufficiency of this Agreement, the Financing Agreements or for any representations or warranties, recitals or statements made herein or therein or made in any written or oral statements, or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made available by Administrative Agent to Lenders or by or on behalf of Borrower to Administrative Agent or any Lender in connection with the Financing Agreements or the transactions contemplated thereby or for the financial condition or business affairs of Borrower or any Person liable for payment of the Obligations, nor shall Administrative Agent be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Financing Agreements or as to the use of proceeds of the Loans or as to the existence or possible existence of any Default or Event of Default.


                                      33.

        10.7 INDEMNIFICATION. Whether or not the transactions contemplated hereby are consummated, Lenders shall indemnify upon demand Administrative Agent-Related Persons (to the extent not reimbursed by or on behalf of Borrower and without limiting the obligation of Borrower to do so) ratably from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind whatsoever which may at any time (including at any time following the repayment of the Loans or the termination or the resignation of the related Administrative Agent) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement or any of the other Transaction Documents or the transactions contemplated hereby or thereby or any action taken or omitted by any such Person under or in connection with any of the foregoing; provided, however, that no Lender shall be liable for the payment to Administrative Agent-Related Persons of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender shall reimburse Administrative Agent upon demand for its ratable share of any costs or other out-of-pocket expenses (including reasonable attorneys' expenses and disbursements) incurred by Administrative Agent in connection with the preparation, execution, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement or any other Transaction Document to the extent that Administrative Agent has not previously been reimbursed for such expenses by or on behalf of Borrower. Without limiting the generality of the foregoing, if any Governmental Authority or any Administrative Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify Administrative Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason), such Lender shall indemnify Administrative Agent fully for all amounts paid, directly or indirectly, by Administrative Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to Administrative Agent under this SECTION 10.7, together with all costs and expenses (including reasonable attorneys' expenses and disbursements). The obligations of Lenders in this SECTION 10.7 shall survive the repayment of all Obligations and the termination of the Transaction Documents.

        10.8 SUCCESSOR ADMINISTRATIVE AGENT. Administrative Agent may, and at the request of Requisite Lenders shall, resign as Administrative Agent upon 30 days' notice to Lenders. If Administrative Agent shall resign as Administrative Agent under this Agreement and the other Financing Agreements, then Requisite Lenders shall appoint from among Lenders a successor Administrative Agent for Lenders. If no successor Administrative Agent is appointed prior to the effective date of the resignation of Administrative Agent, Administrative Agent may appoint, after consulting with Lenders and Borrower, a successor Administrative Agent from among Lenders. Upon the acceptance of its appointment as successor Administrative Agent hereunder and under the other Financing Agreements, such successor Administrative Agent shall succeed to the rights, powers and duties of Administrative Agent, the term "Administrative Agent" shall mean such successor Administrative Agent effective upon its appointment, and the former Administrative Agent's appointment, rights, powers and duties as Administrative Agent shall be terminated. After any retiring Administrative Agent's resignation as Administrative Agent, the provisions of this SECTION 10 and SECTION 11.1 shall continue to inure to its benefit as to actions


                                      34.

taken or omitted to be taken by it while it was Administrative Agent under this Agreement and the other Financing Agreements.

SECTION 11. MISCELLANEOUS.

        11.1 PAYMENT OF EXPENSES, INDEMNIFICATION, ETC.

               (a) (i) Borrower agrees to pay, or cause to be paid, to the Administrative Agent and each Lender (A) all reasonable out-of-pocket costs and expenses (including, without limitation, the reasonable fees and expenses of one common New York counsel and one common Mexican counsel to the Senior Lenders (including the Lenders) and counsel for the Administrative Agent), in connection with any amendment, modification, supplement or waiver of any other terms of the Common Agreement, the Security Documents, this Agreement, the Pagares or the other documents contemplated hereby and thereby; and (B) all reasonable costs and expenses (including, without limitation, the reasonable fees and expenses of one common New York and one common Mexican counsel to the Senior Lenders (including the Lenders) and counsel for the Administrative Agent) in connection with (X) any Default or Event of Default and any enforcement or collection proceedings resulting therefrom or in connection with the negotiation of any restructuring or "work-out" (whether or not consummated ) of the obligations of Borrower hereunder and under the Pagares and (Y) the enforcement of this Section 11.1, in each case as evidenced in reasonable detail to the satisfaction of Borrower, and (iii) pay and hold each of the Lenders harmless from and against any and all present and future stamp and other similar taxes with respect to the foregoing matters and save each of the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Lender) to pay such taxes.

               (b) Borrower agrees to indemnify, save, and hold harmless Administrative Agent, Lenders and their directors, officers, agents, attorneys and employees (collectively, the "indemnitees") from and against: (i) any and all claims, demands, actions, or causes of action that are asserted against any indemnitee by any Person if the claim, demand, action, or cause of action arises out of or relates to a claim, demand, action, or cause of action that the Person asserts or may assert against Borrower, or any officer, director or shareholder of Borrower in their capacity as such, (ii) any and all claims, demands, actions or causes of action that are asserted against any indemnitee (other than by Borrower or by another indemnitee) if the claim, demand, action or cause of action arises out of or relates to the Loans, the use of proceeds of any Loans, or the relationship of Borrower and Lenders under this Agreement or any transaction contemplated pursuant to this Agreement, (iii) any administrative or investigative proceeding by any governmental agency arising out of or related to a claim, demand, action or cause of action described in clauses (i) or (ii) above; and (iv) any and all liabilities, losses, costs, or expenses (including outside attorneys' fees, in-house counsel fees and disbursements) that any indemnitee suffers or incurs as a result of any of the foregoing; provided, that Borrower shall have no obligation under this SECTION 11.1 to any Lender or Administrative Agent with respect to any of the foregoing arising out of the gross negligence or willful misconduct of such Lender or Administrative Agent.

        11.2 RIGHT OF SETOFF. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, if an Event of


                                      35.

Default then exists, each Lender is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to any Credit Party or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special but other than payroll accounts) and any other Indebtedness at any time held or owing by such Lender (including, without limitation, by branches and agencies of such Lender wherever located) to or for the credit or the account of any Credit Party against and on account of the Obligations and liabilities of such Credit Party to such Lender under this Agreement or under any of the other Financing Agreements, including, without limitation, all interests in Obligations of such Credit Party purchased by such Lender pursuant to SECTION 11.6(b), irrespective of whether or not such Lender shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

        11.3 NOTICES. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telex, telecopier, facsimile or electronic mail) and mailed, telexed, telecopied, faxed, electronic mailed or delivered, if to a Credit Party, at the address specified opposite its signature below or in the other relevant Financing Agreements, as the case may be; if to any Lender, at its address specified for such Lender on the signature pages hereto; or, at such other address as shall be designated by any party in a written notice to the other parties hereto. All such notices and communications shall be mailed, telexed, telecopied, or electronic mailed or sent by overnight courier, and shall be effective when received.

        11.4 BENEFIT OF AGREEMENT.

                (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, provided that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lenders. Each Lender may at any time grant participations in any of its rights hereunder or under any of the Pagares to one or more entities or institutions, provided that in the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Financing Agreements (the participant's rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the participant relating thereto) and all amounts payable by Borrower hereunder shall be determined as if such Lender had not sold such participation, except that the participant shall be entitled to the benefits of SECTIONS 1.9 and 3.4 of this Agreement to the extent that such Lender would be entitled to such benefits if the participation had not been entered into or sold, and, provided further that no Lender shall transfer, grant or assign any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Financing Agreement except to the extent such amendment or waiver would (i) extend the final scheduled maturity of any Loan in which such participant is participating (it being understood that any waiver of the application of any prepayment or the method of any application of any prepayment to the amortization of the Loans shall not constitute an extension of the final maturity date), or reduce the rate or extend the time of payment of interest or Fees thereon (except in connection with a waiver of the applicability of any post-default increase in interest rates), or reduce the principal amount thereof, or increase such participant's participating interest in any Commitment over the amount thereof then in


                                      36.

effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Commitments, or a mandatory prepayment, shall not constitute a change in the terms of any Commitment), (ii) release all or substantially all of the Collateral or (iii) consent to the assignment or transfer by Borrower of any of its rights and obligations under this Agreement.

                (b) Notwithstanding the foregoing and subject to the limitations on Syndications set forth in SECTION 1.12, (x) any Lender may assign all or a portion of its outstanding Loans and/or Commitments and its rights and obligations hereunder to one or more other Lenders, and (y) with the consent of QUALCOMM and Borrower (which consents shall not be unreasonably withheld) any Lender may assign all or a portion of its outstanding Loans and/or Commitments and its rights and obligations hereunder to one or more other entities or institutions. No assignment pursuant to the immediately preceding sentence shall to the extent such assignment represents an assignment to an institution other than one or more Lenders hereunder, be in an aggregate amount less than the lesser of (A) $5,000,000 (unless such assignee has agreed to purchase assignments of interests under this Agreement in a series of transactions which, in the aggregate, will total an original amount not less than $5,000,000) and
(B) if the amount of any Lender's outstanding Loans or Commitment shall be less than $5,000,000, one hundred percent (100%) of such Lender's outstanding Loans or Commitment. If any Lender so sells or assigns all or a part of its rights hereunder, any reference in this Agreement to such assigning Lender shall thereafter refer to such Lender and to the respective assignee to the extent of their respective interests and the respective assignee shall have, to the extent of such assignment (unless otherwise provided therein), the same rights and benefits as it would if it were such assigning Lender. Each assignment pursuant to this SECTION 11.4(b) shall be effected by the assigning Lender and the assignee Lender executing an Assignment Agreement and giving Administrative Agent written notice thereof. At the time of any such assignment, (i) either the assigning or the assignee Lender shall pay to Administrative Agent a nonrefundable assignment fee of $3,500; provided, that if the assignee has agreed to purchase assignments of interests in a series of transactions, such assignment fee shall be payable upon the first assignment of such series and payable only once with respect to such entire series of transactions and no fee shall be due in respect of any assignment to Qualcomm or any of its Affiliates,
(ii) SCHEDULE 1.0 shall be deemed to be amended to reflect the Commitments of the respective assignee (which shall result in a direct reduction to the Commitments of the assigning Lender) and of the other Lenders, and (iii) Borrower will, if requested, issue new Pagares to the respective assignee and to the assigning Lender. To the extent that an assignment pursuant to this SECTION 11.4(b) would, at the time of such assignment, result in increased costs under
SECTION 1.9 or 3.4 from those being charged by the respective assigning Lender prior to such assignment, then Borrower shall not be obligated to pay such increased costs (although Borrower shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective assignment). Each Lender and Borrower agree to execute such documents (including without limitation amendments to this Agreement and the other Financing Agreements) as shall be necessary to effect the foregoing. Nothing in this clause (b) shall prevent or prohibit any Lender from pledging its Pagares or Loans to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank.

                (c) Notwithstanding any other provisions of this SECTION 11.4, no transfer or assignment of the interests or obligations of any Lender hereunder or any grant of participation therein shall be permitted if such transfer, assignment or grant would require Borrower to file a


                                      37.

registration statement with the SEC or to qualify the Loans under the "Blue Sky" laws of any State.

                (d) Each Lender initially party to this Agreement hereby represents, and each Person that became a Lender pursuant to an assignment permitted by this SECTION 11.4 will, upon its becoming party to this Agreement, represents that it makes loans in the ordinary course of its business and that it will make or acquire Loans for its own account in the ordinary course of such business, provided that subject to the preceding clauses (a) and (b), the disposition of any promissory notes or other evidences of or interests in Indebtedness held by such Lender shall at all times be within its exclusive control.

        11.5 NO WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of Administrative Agent or any Lender in exercising any right, power or privilege hereunder or under any other Financing Agreement and no course of dealing between any Credit Party and Administrative Agent or any Lender shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Financing Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which Administrative Agent or any Lender would otherwise have. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of Administrative Agent or the Lenders to any other or further action in any circumstances without notice or demand.

        11.6 PAYMENTS PRO RATA.

                (a) Administrative Agent agrees that promptly after its receipt of each payment from or on behalf of any Credit Party in respect of any Obligations of such Credit Party, it shall distribute such payment to the Lenders (other than any Lender that has expressly waived its right to receive its pro rata share thereof) pro rata based upon their respective shares, if any, of the Obligations with respect to which such payment was received.

                (b) Each of the Lenders agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Financing Agreements, or otherwise) which is applicable to the payment of the principal of, or interest on, the Loans or Fees, of a sum which with respect to the related sum or sums received by other Lenders is in a greater proportion than the total of such Obligation then owed and due to such Lender bears to the total of such Obligation then owed and due to all of the Lenders immediately prior to such receipt, then such Lender receiving such excess payment shall purchase for cash without recourse or warranty from the other Lenders an interest in the Obligations of the respective Credit Party to such Lenders in such amount as shall result in a proportional participation by all of the Lenders in such amount, provided that if all or any portion of such excess amount is thereafter recovered from such Lender, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.


                                      38.

        11.7 CALCULATIONS; COMPUTATIONS. All computations of interest and Fees hereunder shall be made on the actual number of days elapsed over a year of 360 days (365 or 366 days, as the case may be, in the case of Fees and Base Rate Loans).

        11.8 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL.

                (a) This Agreement shall be governed by, and construed in accordance with, the law of the State of New York, United States, without reference to principles of conflicts of law (other than Section 5-1401 of the General Obligations Laws of the State of New York); provided, however, that in connection with any legal action or proceeding (other than an action to enforce a judgment obtained in another jurisdiction) brought in respect to this Agreement in the courts of Mexico or any political subdivision thereof, this Agreement shall be deemed to be an instrument made under the laws of Mexico and for such purposes shall be governed by, and construed in accordance with, the laws of the Federal District of Mexico.

                (b) Each party hereto hereby agrees that any suit, action or proceeding with respect to this Agreement or any judgment entered by any court in respect thereof may be brought in the United States of America District Court for the Southern District of New York, in the Supreme Court of the State of New York sitting in New York County (including its Appellate Division), or in any other appellate court in the State of New York or the competent courts of the Federal District of Mexico, as the party commencing such suit, action or proceeding may elect in its sole discretion; and each party hereto hereby irrevocably submits to the jurisdiction of such courts for the purpose of any such suit, action, proceeding or judgment. Each party hereto further submits, for the purpose of any such suit, action, proceeding or judgment brought or rendered against it, to the appropriate courts of the jurisdiction of its domicile. Borrower hereby waives any rights to a specific jurisdiction it may have by virtue of its present or any future domicile, or otherwise.

                (c) The Borrower hereby agrees that service of all writs, process and summonses in any such suit, action or proceeding brought in the State of New York may be made upon CT Corporation System, presently located at 1633 Broadway, New York, New York 10019, U.S.A. (the "Process Agent"), and the Borrower hereby confirms and agrees that the Process Agent has been duly and irrevocably appointed as its agent and true and lawful attorney-in-fact in its name, place and stead to accept such service of any and all such writs, process and summonses, and agrees that the failure of the Process Agent to give any notice of any such service of process to the Borrower shall not impair or affect the validity of such service or of any judgment based thereon. The Borrower hereby further irrevocably consents to the service of process in any suit, action or proceeding in said courts by the mailing thereof by the Lender by registered or certified mail, postage prepaid, at its address set forth beneath its signature hereto.

                (d) Nothing herein shall in any way be deemed to limit the ability of the Lenders to serve any such writs, process or summonses in any other manner permitted by applicable law or to obtain jurisdiction over Borrower in such other jurisdictions, and in such manner, as may be permitted by applicable law.

                (e) Borrower hereby irrevocably waives any objection that it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or


                                      39.

relating to this Agreement or any other Financing Agreement brought in the Supreme Court of the State of New York, County of New York, or in the United States of America District Court for the Southern District of New York or the competent courts of the Federal District of Mexico, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

                (f) The Borrower hereby agrees to cause the Process Agent to execute and deliver to the Lender a letter from the Process Agent to the Lender confirming Process Agent's acceptance of the appointment by Borrower prescribed in SECTION 11.8(c).

        11.9 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with Borrower and Administrative Agent.

        11.10 EFFECTIVENESS. The Original Credit Agreement became effective on September 25, 1998 (the "Original Effective Date"). This Agreement shall become effective on the date (the "Amendment Effective Date") on which all of the following shall have occurred: (i) Borrower and each of the Lenders shall have signed a copy of this Agreement, (ii) each member of the Borrower Group and each Agent shall have signed a copy of the Common Agreement (in each case whether the same or different copies), (iii) the Common Closing Date shall have occurred, and (iv) the Borrower Group shall have delivered executed copies of this Agreement and the Common Agreement to Administrative Agent at its Notice Office or, in the case of the Lenders, shall have given to Administrative Agent telephonic (confirmed in writing), written telex or facsimile transmission notice (actually received) at such office that the same has been signed and sent to such Lender.

        11.11 HEADINGS DESCRIPTIVE. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

        11.12 AMENDMENT OR WAIVER. Neither this Agreement nor any other Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the respective Credit Parties party thereto and Required Lenders, provided that no such change, waiver, discharge or termination shall, without the consent of each Lender directly affected thereby, (i) extend the final scheduled maturity date of any Facility or any Pagare, it being understood that any waiver of any prepayment of, or the method of application of any prepayment to the amortization of, the Loans shall not constitute any such extension, or reduce the rate or extend the time of payment of interest (other than as a result of waiving the applicability of any post-default increase in interest rates) or Fees, or reduce the principal amount thereof, or increase the Commitment of any Lender over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Commitments shall not constitute a change in the terms of any Commitment of any Lender), (ii) amend, modify or waive any provision of this
SECTION 11.12, (iii) reduce the percentage specified in, or (except to give effect to any additional facilities hereunder) otherwise modify, the definition of Required Lenders, (iv) consent to the


                                      40.

assignment or transfer by Borrower of any of its rights and obligations under this Agreement, (v) establish any new obligations for any Lender or (vi) release all or substantially all of the Collateral; provided that no such change, waiver, discharge or termination shall, without the consent of Administrative Agent, amend any provision of SECTION 10.

        11.13 SURVIVAL. All indemnities set forth herein including, without limitation, in SECTION 1.9, 1.10, 3.4, 10.6 or 11.1 shall survive the execution and delivery of this Agreement and the making and repayment of the Loans.

        11.14 DOMICILE OF LOANS. Each Lender may transfer and carry its Loans at, to or for the account of any branch office, subsidiary or affiliate of such Lender, provided that Borrower shall not be responsible for costs arising or reimbursable under SECTION 1.9 or 3.4 resulting from any such transfer (other than a transfer pursuant to SECTION 1.11) to the extent not otherwise applicable to such Lender prior to such transfer.

        11.15 CONFIDENTIALITY. Subject to SECTION 11.4, the Lenders shall hold all nonpublic information obtained pursuant to the requirements of this Agreement which has been identified as such by Borrower in accordance with its customary procedure for handling confidential information of this nature and in accordance with safe and sound banking practices and in any event may make disclosure to its Affiliates, employees, auditors, advisors, or counsel or as reasonably required by any bona fide transferee or participant in connection with the contemplated transfer of any Loans or participation therein (so long as such transferee or participant agrees to be bound by the provisions of this
SECTION 11.15) or as required or requested by any governmental agency or representative thereof or pursuant to legal process, provided that, unless specifically prohibited by applicable law or court order, each Lender shall notify Borrower of any request by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of such Lender by such governmental agency) for disclosure of any such nonpublic information prior to disclosure of such information, and provided further that in no event shall any Lender be obligated or required to return any materials furnished by any Credit Party.

        11.16 LENDER REGISTER. Borrower hereby designates Administrative Agent to serve as its agent, solely for purposes of this SECTION 11.16, to maintain a register (the "Lender Register") on which it will record the Commitments from time to time of each of the Lenders, the Loans made by each of the Lenders and each repayment in respect of the principal amount of the Loans of each Lender. Failure to make any such recordation, or any error in such recordation, shall not affect Borrower's obligations in respect of such Loans. With respect to any Lender, the transfer of the Commitments of such Lender and the rights to the principal of, and interest on, any Loan made pursuant to such Commitments shall not be effective until such transfer is recorded on the Lender Register maintained by Administrative Agent and prior to such recordation all amounts owing to the transferor with respect to such Commitments and Loans shall remain owing to the transferor. The registration of assignment or transfer of all or part of any Commitments and Loans shall be recorded by Administrative Agent on the Lender Register only upon the acceptance by Administrative Agent of a properly executed and delivered Agreement pursuant to SECTION 11.4(b). Borrower agrees to indemnify Administrative Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by Administrative Agent in performing its duties under this SECTION


                                      41.

11.16 other than those resulting from Administrative Agent's willful misconduct or gross negligence.

        11.17 JUDGMENT CURRENCY. Borrower agrees to indemnify QUALCOMM against any loss incurred by it as a result of any judgment or order being given or made for the payment of any amount due under any Pagare which is expressed and paid in a currency (the "Judgment Currency") other than the currency in which such amount was to be paid (the "Obligation Currency") and as a result of any variation between (i) the rate of exchange at which the Obligation Currency amount is converted into Judgment Currency for the purposes of such judgment or order, and (ii) the rate of exchange at which QUALCOMM is able to purchase the Obligation Currency with the amount of judgment currency actually received by QUALCOMM. The foregoing indemnity shall constitute a separate and independent obligation of Borrower and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of, or conversions into, the relevant currency.

        11.18 ENTIRE AGREEMENT; CONSTRUCTION.

                (a) This Agreement, the Pagares and the other Financing Agreements, taken together, constitute and contain the entire agreement among Borrower, the Lenders, and Administrative Agent and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.

                (b) To the extent of any inconsistency between this Agreement and any Pagare, the terms and conditions contained in this Agreement shall govern.


                                      42.

        IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

                                            PEGASO COMUNICACIONES Y SISTEMAS,
                                            S.A. DE C.V.

                                            By:
                                               ---------------------------------
                                            Printed Name:
                                                         -----------------------
                                            Title:
                                                  ------------------------------

                                            By:
                                               ---------------------------------
                                            Printed Name:
                                                         -----------------------
                                            Title:
                                                  ------------------------------

                                            Notice Address:

                                            Pegaso Comunicaciones y Sistemas,
                                            S.A. de C.V.
                                            Paseo de los Tamarindos 400-A,
                                            4th floor
                                            Bosques de las Lomas
                                            Mexico, D.F. 05120
                                            Fax No.:  011-525-261-6290
                                            Phone No.:  011-525-261-6243


                                            ABN AMRO BANK N.V.,
                                            as Administrative Agent

                                            By:
                                               ---------------------------------
                                            Printed Name:
                                                         -----------------------
                                            Title:
                                                  ------------------------------

                                            By:
                                               ---------------------------------
                                            Printed Name:
                                                         -----------------------
                                            Title:
                                                  ------------------------------

                                            Notice Address:

                                            ABN AMRO Bank N.V.
                                            Agency Services
                                            1325 Avenue of the Americas,
                                            9th Floor
                                            New York, New York  10019
                                            Attention:  Linda Boardman,
                                            Vice President and Director
                                            Fax No.:  (212) 314-1711
                                            Phone No.:  (212) 314-1724


                                      43.

                                            with a copy to:

                                            ABN AMRO Bank N.V.
                                            Los Angeles Branch
                                            300 South Grand Avenue
                                            Suite 2650
                                            Los Angeles, CA 90071
                                            Attention:  Credit Administration
                                            Fax No.: (213) 687-2390

                                            QUALCOMM INCORPORATED
                                            as a Lender

                                            By:
                                               ---------------------------------
                                               Paul Fiskness
                                               Vice President of Project Finance
                                               and Direct Investments

                                            Notice Address:

                                            Qualcomm Incorporated
                                            6455 Lusk Boulevard
                                            San Diego, CA
                                            Attention:
                                            Fax No.:
                                            Phone No.:


                                      44.

                                    EXHIBITS

Exhibit A    -- Form of Term Pagare
Exhibit B    -- Form of VAT Pagare
Exhibit C    -- Form of Loan Request
Exhibit D    -- Form of Notice of Deemed Loan
Exhibit E    -- Form of Notice of Conversion/Continuation
Exhibit F    -- Form of Assignment Agreement

                                  SCHEDULES

Schedule 1.0 -- Commitments
Schedule 1.5 -- Existing Loans

                                  SCHEDULE 1.0

                                   COMMITMENTS

LENDER         FACILITY-1 COMMITMENT        FACILITY-2 COMMITMENT          VAT LOAN COMMITMENT
------         ---------------------        ---------------------          -------------------
QUALCOMM       $200,000,000.00              $90,000,000.00                 $20,000,000

Total:         $200,000,000.00              $90,000,000.00                 $20,000,000

NOTE: The foregoing Commitments are subject to the maximum aggregate commitment in the amount of the Total Commitment, an amount which is less than the sum of the Commitments set forth above.

                                  SCHEDULE 1.5

                                 EXISTING LOANS

                               AMENDMENT NO. 1 TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

       THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of May [___], 1998 (this "Amendment"), is entered into among PEGASO COMUNICACIONES Y SISTEMAS, S.A. DE C.V., a corporation organized under the laws of Mexico ("Borrower"), QUALCOMM INCORPORATED, a corporation organized under the laws of Delaware, ("QUALCOMM"), the lenders from time to time party to the Amended and Restated Credit Agreement (each, a "Lender" and, collectively, "Lenders"), and ABN AMRO BANK N.V. as administrative agent for the Lenders ("Administrative Agent").

                                    RECITALS

       WHEREAS, Borrower has entered into (i) that Amended and Restated Credit Agreement dated as of December 15, 1998 (the "Credit Agreement"), by and among Borrower, Lenders and Administrative Agent, and (ii) that Common Agreement, dated as of December 15, 1998, as the same may be amended, supplemented, modified or restated from time to time (the "Common Agreement"), by and among each member of Borrower Group, the Collateral Agent, the Intercreditor Agent, the Alcatel Administrative Agent (each as defined in the Common Agreement), and Administrative Agent,.

       WHEREAS, Lenders have extended credit to Borrower for the purposes permitted in the Credit Agreement and the Common Agreement in the form of Loans (as defined below) advanced to Borrower.

       WHEREAS, the parties to the Credit Agreement desire to amend the Credit Agreement to (i) create a capitalized interest facility, (ii) clarify the deemed loan mechanism, and (iii) revise Schedule 1.5 attached thereto, all in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

                                    AGREEMENT

       NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

       SECTION 1. DEFINITIONS. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Credit Agreement, as amended by this Amendment, the Common Agreement and Annex A thereto.


                                       1.

       SECTION 2. AMENDMENTS TO CREDIT AGREEMENT.

              2.1 SECTION 9 (DEFINITIONS). Section 9 is amended as follows:

                     (a) DEFINITION OF "ADDITIONAL LOANS" The definition of "Additional Loans" is amended by adding the parenthetical "(other than Capitalized Interest Loans)" immediately after the word "Loans."

                     (b) DEFINITION OF "CAPITALIZED APPLICABLE MARGIN" A new definition of "Capitalized Applicable Margin" shall be added in appropriate alphabetical order to read as follows:

                     "Capitalized Applicable Margin" shall mean, with respect to any Capitalized Interest Loan, the Applicable Margin that is applicable to the Long-Term Loan with respect to which the Capitalized Interest Loan was made.

                     (c) DEFINITION OF "CAPITALIZED INTEREST COMMITMENT" A new definition of "Capitalized Interest Commitment" shall be added in appropriate alphabetical order to read as follows:

                     "Capitalized Interest Commitment" shall mean with respect to each Lender, the aggregate amount required for Capitalized Interest Loans pursuant to SECTIONS 1.1(f) AND 1.2(b) to finance the regularly scheduled interest payments of Tranche A Loans and Tranche C Loans made by such Lender under Facility-1, and the capitalized interest thereon pursuant to SECTION 1.8(e).

                     (d) DEFINITION OF "CAPITALIZED INTEREST FACILITY" A new definition of "Capitalized Interest Facility" shall be added in appropriate alphabetical order to read as follows:

                     "Capitalized Interest Facility" shall mean the credit facility under this Agreement as evidenced by the Capitalized Interest Loans.

                     (e) DEFINITION OF "CAPITALIZED INTEREST LOAN" A new definition of "Capitalized Interest Loan" shall be added in appropriate alphabetical order to read as follows:

                     "Capitalized Interest Loan" shall have the meaning provided in SECTION 1.1(f).

                     (f) DEFINITION OF "CAPITALIZED INTEREST RATE" A new definition of "Capitalized Interest Rate" shall be added in appropriate alphabetical order to read as follows:

                     "Capitalized Interest Rate" shall mean, as determined on the last Business Day of each calendar month, a rate per annum equal to the Eurodollar Rate (set pursuant to the definition thereof) with a three month Interest Period, which rate shall be adjusted automatically on the last Business Day of each calendar month.


                                       2.

                     (g) DEFINITION OF "COMMITMENT" The definition of "Commitment" is amended by adding the term Capitalized Interest Commitment immediately after the term "Facility-2 Commitment."

                     (h) DEFINITION OF "EURODOLLAR LOANS" The definition of "Eurodollar Loans" is amended by adding inside the parenthetical thereof the phrase "or Capitalized Interest Loans" immediately after the phrase "other than VAT Loans."

                     (i) DEFINITION OF "FACILITY" The definition of "Facility" is amended by adding the term "Capitalized Interest Facility" immediately after the term "Facility-2."

                     (j) DEFINITION OF "PERCENTAGE" The definition of "Percentage" is deleted in its entirety and the following is substituted therefor:

              "Percentage" shall mean at any time for each Lender with respect to the Loans and/or Commitments under any Facility, the percentage obtained by dividing such Lender's Commitment for such Facility by the aggregate Commitments of all Lenders for such Facility, provided that (i) with respect to the making of any Loans under such Facility on any date on or after May [___], 1999, unless otherwise agreed among all of the Lenders in writing, written notice of which shall be delivered to Administrative Agent prior to the end of the Loan Request Review Period or at the time of delivery of Notice of Deemed Loan, as applicable with respect to such Loans, the Percentage of each Lender for such Facility shall be determined by dividing the amount of such Lender's unused Commitment by the aggregate amount of unused Commitments of all Lenders for such Facility as of the date such Loans are to be made; (ii) if the Commitments of all Lenders for such Facility have been terminated, the Percentage of each Lender for such Facility shall be determined by dividing such Lender's Commitment for such Facility immediately prior to such termination by the aggregate Commitments of all Lenders for such Facility immediately prior to such termination.

                     (k) DEFINITION OF "VENDOR" The definition of "Vendor" is deleted in its entirety and the following is substituted therefor:

              "Vendor" shall not have the meaning set forth in the Recitals, but shall mean QUALCOMM, QUALCOMM Wireless Services (Mexico), S.A. de C.V. or their permitted assignees, as applicable, in respect of the QUALCOMM Procurement Agreements.

              2.2 SECTION 1.1 (COMMITMENT).

                     (a) The introductory clause to SECTION 1.1 which appears before clause "(a)" is amended by inserting the phrase ", the Capitalized Interest Facility" immediately after the reference to "Facility-2."

                     (b) SECTION 1.1(d) is deleted in its entirety and the following is substituted therefor:


                                       3.

       (d) Notwithstanding anything in this Agreement to the contrary, no Lender shall be obligated to make any Loan (other than Capitalized Interest Loans) to the extent that the initial aggregate principal amount of all Loans (other than Capitalized Interest Loans) made hereunder shall exceed the Total Commitment.

                     (c) In SECTION 1.1(e), a new sentence is added at the end thereof to read as follows:

       To the extent that any Tranche A or Tranche C Loan under Facility-1 is redesignated pursuant to this SECTION 1.1(e), the principal and interest amounts (including the Capitalized Applicable Margin) of any Capitalized Interest Loan related to such resdesignated Tranche A or Tranche C Loan shall be adjusted to be consistent with the terms of such redesignation.

                     (d) A new SECTION 1.1(f) is added in appropriate alphabetical order to read as follows:

              (f) Loans under the Capitalized Interest Facility (each a "Capitalized Interest Loan" and, collectively, the "Capitalized Interest Loans") shall be made from time to time to finance the interest that accrues on certain Long-Term Loans as follows: (i) to finance the interest on each Tranche A Loan under Facility-1, Capitalized Interest Loans shall be made on the regularly scheduled Interest Payment Dates occurring prior to the Facility-1 Refinancing Date; and (ii) to finance the interest on each Tranche C Loan under Facility-1, Capitalized Interest Loans shall be made on the regularly scheduled Interest Payment Dates occurring prior to the first anniversary of the Original Effective Date. With respect to each Lender, each Loan shall be in an amount equal to the amount of interest due and payable on such Interest Payment Date with respect to such Lender's then outstanding Tranche A Loans and Tranche C Loans, as applicable.

              2.3 SECTION 1.2 (TYPES OF LOANS). SECTION 1.2 is amended as follows:

                     (a) The heading of SECTION 1.2 is deleted in its entirety and replaced with a heading that reads "TYPES OF LOANS."

                     (b) A subsection reference "(a)" is inserted immediately before the first sentence, and a new subsection "(b)" is added immediately after the end of the second sentence to read as follows:

                            (b) Each initial Borrowing of Capitalized Interest
              Loans pursuant to SECTION 1.5(b)(vi) shall be comprised of Capitalized Interest Loans bearing interest at the Capitalized Interest Rate plus the relevant Capitalized Applicable Margin.


                                       4.

              2.4 SECTION 1.5 (EXISTING LOANS, NOTICE AND MANNER OF MAKING LOANS OR CONVERTING/CONTINUING LONG-TERM LOANS). SECTION 1.5 is amended as follows:

                     (a) The headings of SECTION 1.5 and SECTION 1.5(b) are amended by deleting the word "Additional" before the word "Loans" in each heading.

                     (b) SECTION 1.5(a) is amended by adding a two new sentences at the end thereof to read as follows:

                     (a) Notwithstanding anything contained herein to the contrary, (i) each Loan described on Schedule 1.5 shall be deemed to have been incurred on, and have an effective date of, the date set forth on Schedule 1.5 for such Loan, (ii) each Loan described on Schedule 1.5 and each Loan incurred during the period from December 15, 1998 through May [___], 1999 (individually, a "Pre-Amendment Loan") shall be deemed to have been a Base Rate Loan until the first Business Day of the calendar month immediately succeeding the effective date of such Loan and, subject to the immediately subsequent sentence, during the period from such Business Day through and including May 31, 1999 (the "Retroactive Eurodollar Period"), such Loan shall be deemed to have been converted to a Eurodollar Loan with a one month Interest Period and serially continued as a Eurodollar Loan with a one month Interest Period until the end of the Retroactive Eurodollar Period, and (iii) on June 1, 1999, and thereafter, each Pre-Amendment Loan shall be subject to SECTIONS 1.3 and 1.4 hereof. Clauses
(i) and (ii) of the immediately preceding sentence shall apply only if Borrower delivers to Administrative Agent, with respect to each Pre-Amendment Loan, a Notice of Conversion/Continuation for each Interest Period during the Retroactive Eurodollar Period, which notices shall evidence the joint and several guarantee "avalado" by the Guarantors and shall be attached by the Administrative Agent (if it holds possession of the applicable Pagare) and otherwise by the Lender to the respective Pagares that evidence such Loans.

                     (c) In SECTION 1.5(b)(i),

                            (i) the introductory language of CLAUSE (A) thereof
is deleted in its entirety and the following is substituted therefor:

       (A) to each of Administrative Agent, the applicable Vendor and QUALCOMM, written notice specifying

                            (ii) CLAUSE (B) thereof is deleted in its entirety
and the following is substituted therefor:

       (B) to the applicable Vendor and QUALCOMM, all invoices and any other supporting documentary information necessary to evidence the QUALCOMM Costs and VAT, if applicable, giving rise to such Loan Request (the "Invoices").

                     (d) SECTION 1.5(b)(ii) is deleted in its entirety and the following is substituted therefor:

              (ii) On each date prior to the end of the VAT Facility Availability Period, the Facility-1 Availability Period or the Facility-2 Availability Period, as applicable, on


                                       5.

       which payment for any VAT or under any QUALCOMM Procurement Agreement, as applicable, is due for which Borrower has received an Invoice, or on which cash payment for any VAT or QUALCOMM Costs has been made by QUALCOMM for Borrower's account with respect to the importation of goods into Mexico, and such payment has not been made or a Borrowing of VAT Loans or Long-Term Loans, as applicable, has not been requested by Borrower pursuant to SECTION 1.5(b)(i) hereof, either Vendor may deliver to Administrative Agent by electronic facsimile transmission written notice of such due date and the amount of such payment due under the applicable QUALCOMM Procurement Agreement or in connection with such importation of goods into Mexico (less any amounts as to which the applicable Vendor and the Administrative Agent have received written notice from Borrower of any dispute with respect to such amount being due and payable), which notice shall be substantially in the form of EXHIBIT D to this Agreement (a "Notice of Deemed Loan"), and a Borrowing of Base Rate Loans (which Loans shall be VAT Loans, or Tranche A Loans, Tranche B Loans or Tranche C Loans as shall be determined pursuant to SECTION 1.1(e)) shall be deemed to have been made (A) as of the date on which such payment was due for any VAT or under the applicable QUALCOMM Procurement Agreement for which Borrower has received an invoice and (B) as of the date on which cash payment was made to the customs broker or other applicable party in the case of any VAT or QUALCOMM Costs paid in connection with the importation of goods into Mexico, and the amount of VAT Loans or Long-Term Loans, as applicable, owing to each Lender shall automatically be increased to add to the principal amount thereof the amount of such required payment according to the Commitment of each Lender making such VAT Loan or Long-Term Loan, as applicable, as of the date of such Notice of Deemed Loan, as to the applicable Vendor which is a Lender, and as to any other Lender, as of the date that such Lender remits funds in respect of such Loan to the Administrative Agent; provided, however, that Borrower may thereafter elect to convert such VAT Loans or Long-Term Loans in whole or in part to Eurodollar Loans in accordance with SECTION 1.5(c) below.

                     (e) A new SECTION 1.5(b)(vi) is added in appropriate alpha-numeric order to read as follows:

              (vi) Notwithstanding anything in this Agreement to the contrary,
       (i) unless Borrower shall notify Administrative Agent at least Two (2) Business Days prior to the next succeeding regularly scheduled Interest Payment Date that this SECTION 1.5(b)(vi) shall not be applicable to any of the interest payments on the Tranche A or C Loans otherwise eligible for financing under the Capitalized Interest Facility pursuant to SECTION 1.1(f), a Capitalized Interest Loan Request shall be deemed to have been made on such date (a "Deemed Capitalized Interest Loan Request") for a Capitalized Interest Loan as set forth in SECTION 1.2(b), with respect to such eligible interest payments as set forth in SECTION 1.1(f), in the amount of the interest payment to become due and payable on such Tranche A Loans or Tranche C Loans, as applicable, on such Interest Payment Date.

                     (f) In SECTION 1.5(d), the term "Deemed Capitalized Interest Loan Request" is inserted immediately after the term "Notice of Deemed Loan."


                                       6.

              2.5 SECTION 1.8 (INTEREST). SECTION 1.8 is amended as follows:

                     (a) In the first sentence of SECTION 1.8(a), a new clause
(iii) is added to read as follows:

       and (iii) in the case of Capitalized Interest Loans, be the Capitalized Interest Rate plus the relevant Capitalized Applicable Margin.

                     (b) In SECTION 1.8(c) clause (iii) is renumbered as clause
(iv) and a new clause (iii) is added to read as follows:

       (iii) in the case of Capitalized Interest Loans, on the last Business Day of each calendar month, and

                     (c) SECTION 1.8(e) is deleted in its entirety and following is substituted therefor:

              (e) Anything in this Agreement to the contrary notwithstanding, and unless Borrower shall notify Administrative Agent that this SECTION 1.8(e) shall not be applicable to any of the interest payments on the Capitalized Interest Loans, the interest that accrues on the Capitalized Interest Loans shall not be required to be paid in cash on any Interest Payment Date occurring prior to the Facility-1 Refinancing Date (as to Capitalized Interest Loans made on Tranche A Loans under Facility-1) or prior to the first anniversary of the Original Effective Date (as to the Capitalized Interest Loans made on Tranche C Loans under Facility-1), but on each such Interest Payment Date relating to a Capitalized Interest Loan, such accrued interest will be capitalized and added, as a new Capitalized Interest Loan, to the principal of the Capitalized Interest Loans of each Lender with respect to which such interest accrued.

              2.6 SECTION 1.9(a) (INCREASED COSTS, ILLEGALITY, ETC). Clause (z) at the end of SECTION 1.9(a) is deleted in its entirety and the following is substituted therefor:

       (z) in the case of CLAUSE (iii) above, (A) the obligations of such Lender to make and maintain Eurodollar Loans under the respective Facilities shall terminate and all of the outstanding Eurodollar Loans made by such Lender shall, at the option of Borrower, either be repaid or converted to Base Rate Loans, and (B) all Capitalized Interest Loans to be made by such Lender thereafter shall be made as Base Rate Loans, and all outstanding Capitalized Interest Loans already made by such Lender shall, at the option of Borrower, be repaid or converted to Base Rate Loans.

              2.7 SECTION 3.2 (MANDATORY PREPAYMENTS AND REPAYMENTS). Section
3.2 is amended as follows:

                     (a) SECTION 3.2(a) is deleted in its entirety and the following is substituted therefor:

                     (a) Borrower shall repay all Tranche A Loans, and all Capitalized Interest Loans made with respect thereto, as applicable, which are outstanding under


                                       7.

       Facility-1 and Facility-2, as applicable, on the Facility-1 EXIM Loans Closing Date and Facility-2 EXIM Loans Closing Date, as applicable, to the extent refinanced with the proceeds of EXIM Financing. Any amount of Tranche A Loans and such related Capitalized Interest Loans not so refinanced shall be subject to SECTION 3.2(e).

                     (b) SECTION 3.2(c) is deleted in its entirety and the following is substituted therefor:

              (c) All Tranche C Loans, and all Capitalized Interest Loans made with respect thereto, which are outstanding under Facility-1 on the first anniversary of the Original Effective Date shall be automatically converted into Tranche B Loans under such Facility on such date.

                     (c) SECTION 3.2(e) is deleted in its entirety and the following is substituted therefor:

                     (e) All Tranche A Loans, and all Capitalized Interest Loans made with respect thereto, as applicable, which are outstanding under Facility-1 and Facility-2 on the Facility-1 Refinancing Date or the Facility-2 Refinancing Date, as applicable, shall be automatically converted into Tranche B Loans under Facility-1 or Facility-2, as applicable, on such date to the extent not refinanced with the proceeds of EXIM Financing.

              2.8 A new SECTION 4.4 is added to read as follows:

                     4.2 CONDITIONS PRECEDENT TO CAPITALIZED INTEREST LOANS. Notwithstanding anything to the contrary herein, the obligation of each Lender to make any Capitalized Interest Loan is subject only to the satisfaction of the following conditions:

                            (a) NO BANKRUPTCY OR INSOLVENCY PROCEEDINGS. No
Event of Default under Section 7.05, 7.06 or 7.07 of the Common Agreement shall have occurred.

                            (b) NO ACCELERATION OF THE LOANS. Lenders shall not
have accelerated the Loans pursuant to Section 7.17(b) of the Common Agreement.

              2.9 SCHEDULE 1.5. Schedule 1.5 attached to the Credit Agreement is hereby replaced in its entirety by Schedule 1.5 attached to this Amendment.

       SECTION 3. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND OTHER FINANCING AGREEMENTS.

                     (a) Upon the effectiveness of this Amendment, on after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended hereby and each reference in the Financing Agreements to the QUALCOMM Credit Agreement shall also mean and be a reference to the Credit Agreement as amended by this Amendment.


                                       8.

                     (b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Administrative Agent or Lenders under the Credit Agreement, the Common Agreement or any of the Financing Agreements, nor constitute a waiver of any provision of the Credit Agreement, the Common Agreement or any of the Financing Agreements.

       SECTION 4. REAFFIRMATION OF TERMS. This Amendment shall be construed in connection with and as part of the Financing Agreements and all terms, conditions, representations, warranties, covenants and agreements set forth in the Financing Agreements, except as herein waived or amended, are hereby ratified and confirmed and shall remain in full force and effect.

       SECTION 5. ACKNOWLEDGMENTS AND WAIVERS. Each member of the Borrower Group hereby ratifies and reaffirms the validity and enforceability of all of the Liens and security interests heretofore granted to the Collateral Agent pursuant to the Security Documents, for the benefit of the Lenders, as collateral security for the Obligations, and acknowledges that all of such Liens and security interests, and all Collateral heretofore pledged as security for the Obligations, continues to be and remain collateral for the Obligations from and after the date hereof.

       SECTION 6. RELEASE AND WAIVER.

                     (a) Each member of the Borrower Group hereby acknowledges and agrees that: (i) it has no claim or cause of action against Administrative Agent, any Lender or any other Affiliate thereof, or any of their officers, directors, employees, attorneys or other representatives or agents (all of which parties being, collectively, "SECURED PARTIES' AGENTS") under the Financing Agreements (including, without limitation, in respect of the Senior Loans thereunder but excluding under or in respect of the Vendor Agreements)(collectively, the "Financing Transactions"), with respect to any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind whatsoever which existed, arose or occurred at any time prior to the execution and delivery of this Amendment or which could arise concurrently with the effectiveness of this Amendment ("Claims"); (ii) it has no offset or defense against any of its respective obligations, indebtedness or contracts in favor of Administrative Agent or any Lender on account of any Claims and (iii) it recognizes that Administrative Agent and each Lender has heretofore properly performed and satisfied in a timely manner all of its obligations to and contracts with each member of the Borrower Group relating to the Financing Transactions.

                     (b) Although Administrative Agent and Lenders regard their conduct as proper and do not believe any member of the Borrower Group to have any claim, cause of action, offset or defense against Administrative Agent, any Lender or any of Secured Parties' Agents in connection with the Financing Transactions, Administrative Agent and Lenders wish, and each member of the Borrower Group agrees, to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters could impair or otherwise affect any rights, interests, contracts or remedies of Administrative Agent or any Lender. Therefore, each member of the Borrower Group unconditionally releases and waives as to Administrative Agent or any Lender in its capacity as a Secured Party under the Financing Agreements (and not in any other capacity, including, without limitation, in its capacity as a Vendor) (1) any and all


                                       9.

liabilities, indebtedness and obligations, whether known or unknown, of any kind of Administrative Agent or any Lender or of any of Secured Parties' Agents to any member of the Borrower Group arising under the Financing transactions and which exist on the date hereof, except the obligations remaining to be performed by Administrative Agent and Lenders as expressly stated in the Financing Agreements executed by Administrative Agent and Lenders; (2) any legal, equitable or other obligations or duties, whether known or unknown, of Administrative Agent or any Lender or of any of Secured Parties' Agents to any member of the Borrower Group (and any rights of any member of the Borrower Group against Administrative Agent or any Lender) arising under the Financing Transactions and which exist on the date hereof besides those expressly stated in any of the Financing Agreements; (3) any and all claims under any oral or implied agreement, obligation or understanding with Administrative Agent or any Lender or any of Secured Parties' Agents, whether known or unknown, arising under the Financing transactions and which exist on the date hereof and are different from or in addition to the express terms of any of the other Financing Agreements; and (4) all other claims, causes of action or defenses of any kind whatsoever (if any), whether known or unknown, which any member of the Borrower Group might otherwise have against Administrative Agent or any Lender or any of Secured Parties' Agents, on account of any Claims.

                     (c) EACH MEMBER OF THE BORROWER GROUP AGREES TO ASSUME THE RISK OF ANY AND ALL UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CAUSES OF ACTION, CONTRACTS, LIABILITIES, INDEBTEDNESS AND OBLIGATIONS WHICH ARE RELEASED BY THIS AMENDMENT IN FAVOR OF ADMINISTRATIVE AGENT AND EACH LENDER AND SECURED PARTIES' AGENTS, AND EACH MEMBER OF THE BORROWER GROUP HEREBY WAIVES AND RELEASES ALL RIGHTS AND BENEFITS WHICH IT MIGHT OTHERWISE HAVE UNDER THE LAW OF THE STATE OF NEW YORK AND THE LAW OF THE FEDERAL DISTRICT OF MEXICO WITH REGARD TO THE RELEASE OF SUCH UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CAUSES OF ACTION, CONTRACTS, LIABILITIES, INDEBTEDNESS AND OBLIGATIONS. TO THE EXTENT (IF ANY) WHICH ANY SUCH LAWS MAY BE APPLICABLE, EACH MEMBER OF THE BORROWER GROUP WAIVES AND RELEASES (TO THE MAXIMUM EXTENT PERMITTED BY LAW) ANY RIGHT OR DEFENSE WHICH IT MIGHT OTHERWISE HAVE UNDER ANY OTHER LAW OF ANY APPLICABLE JURISDICTION WHICH MIGHT LIMIT OR RESTRICT THE EFFECTIVENESS OR SCOPE OF ANY OF ITS WAIVERS OR RELEASES UNDER THIS AMENDMENT.

       SECTION 7. REPRESENTATIONS AND WARRANTIES. In order to induce Administrative Agent and Lenders to enter into this Amendment, each member of the Borrower Group hereby represents and warrants to each Lender and Administrative Agent as follows:

              7.1 Immediately after giving effect to this Amendment (i) the representations and warranties contained in the Financing Agreements (other than those which expressly relate to a different date) are true, accurate and complete in all material respects as of the date hereof and (ii) no Default or Event of Default has occurred and is continuing;


                                      10.

              7.2 The Charter Documents of each member of the Borrower Group delivered to Administrative Agent on the Closing Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

       SECTION 8. COUNTERPARTS. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

       SECTION 9. EFFECTIVENESS. This Amendment shall be deemed effective upon the satisfaction of all of the following conditions precedent :

              9.1 AMENDMENT. Each member of the Borrower Group and each Lender shall have duly executed and delivered this Amendment to Administrative Agent.

              9.2 ACKNOWLEDGMENT OF AMENDMENT AND REAFFIRMATION OF GUARANTY. Administrative Agent shall have received the Acknowledgment of Amendment and Reaffirmation of Guaranty, duly executed and delivered by each Guarantor.

              9.3 CERTIFIED RESOLUTIONS. Administrative Agent shall have received for each member of the Borrower Group a certificate of the appropriate officers of such member of the Borrower Group dated the date hereof certifying
(i) the names and true signatures of the incumbent officers of such member of the Borrower Group authorized to sign the this Amendment, (ii) the resolutions of such member's Board of Directors approving and authorizing the execution, delivery and performance of this Amendment, and (iii) that there have been no changes in the Charter Documents of such member of the Borrower Group since the date of certification thereof to Administrative Agent in connection with the Closing of the Financing Agreements.

              9.4 PAYMENT OF REIMBURSEMENT AND INDEMNIFICATION OBLIGATIONS. Each member of the Borrower Group shall have paid to Administrative Agent and the Lenders all of their reimbursement and indemnification obligations owing under
SECTION 11.1 of the Credit Agreement and Section 8.01 of the Common Agreement, including its obligation to pay all attorneys' fees and costs and other disbursements incurred by Administrative Agent and Lenders in connection with the negotiation, implementation, execution and enforcement of this Amendment and any acts contemplated hereby.

              9.5 The conditions precedent for the initial Syndicated Working Capital Loans (as defined in the Bridge Loan Agreement (the "Bridge Loan Agreement") dated as of the date hereof by and among each member of the Borrower Group, the lenders party thereto and Citibank, N.A., as administrative agent) under Section 5.1 of the Bridge Loan Agreement shall have been satisfied or waived.

       SECTION 10. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York, United States, without reference to principles of conflicts of law (other than Section 5-1401 of the General Obligations Laws of the State of New York); provided, however, that in connection with any legal action or proceeding (other than an action to enforce a judgment obtained in another jurisdiction) brought in respect to this Agreement in the courts of Mexico or any political subdivision thereof, this Agreement shall be


                                      11.

deemed to be an instrument made under the laws of Mexico and for such purposes shall be governed by, and construed in accordance with, the laws of the Federal District of Mexico.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


                                      12.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.


PEGASO COMUNICACIONES Y SISTEMAS, S.A. DE C.V.


By:
     ---------------------------------------

     Name:
          ----------------------------------

     Title:
           ---------------------------------


PEGASO TELECOMUNICACIONES, S.A. DE C.V.

By:
     ---------------------------------------

     Name:
          ----------------------------------

     Title:
           ---------------------------------


PEGASO PCS, S.A. DE C.V.

By:
     ---------------------------------------

     Name:
          ----------------------------------

     Title:
           ---------------------------------


PEGASO RECURSOS HUMANOS, S.A. DE C.V.

By:
     ---------------------------------------

     Name:
          ----------------------------------

     Title:
           ---------------------------------


                                      13.

ABN AMRO BANK N.V., as QUALCOMM Administrative Agent

By:
     ---------------------------------------

     Name:
          ----------------------------------

     Title:
           ---------------------------------


By:
     ---------------------------------------

     Name:
          ----------------------------------

     Title:
           ---------------------------------


QUALCOMM INCORPORATED

By:
     ---------------------------------------

     Name:
          ----------------------------------

     Title:
           ---------------------------------


TELEFONAKTIEBOLAGET L.M. ERICSSON (PUBL)

By:
     ---------------------------------------

     Name:
          ----------------------------------

     Title:
           ---------------------------------


                                      14.

                          ACKNOWLEDGEMENT OF AMENDMENT
                         AND REAFFIRMATION OF GUARANTY

Capitalized terms used but not defined in this Acknowledgment of Amendment and Reaffirmation of Guaranty shall have the meanings given to them in the Credit Agreement.

       SECTION 1. Each of the undersigned Guarantors hereby acknowledges and confirms that it has reviewed and approved the terms and conditions of the Amendment No. 1 to Amended and Restated Agreement dated as of even date herewith (the "Amendment").

       SECTION 2. Each of the Guarantors hereby consents to the Amendment and agrees that the Pegaso Guaranty Agreement relating to the Obligations of Borrower under the Financing Agreements shall continue in full force and effect, shall be valid and enforceable and shall not be impaired or otherwise affected by the execution of the Amendment or any other document or instrument delivered in connection herewith.

       SECTION 3. Each of the Guarantors severally represents and warrants that, after giving effect to the Amendment, all representations and warranties contained in the Pegaso Guaranty Agreement are true, accurate and complete as if made the date hereof.

       SECTION 4. Each of the Guarantors hereby ratifies and reaffirms the validity and enforceability of all of the Liens and security interests heretofore granted, pursuant to the Security Documents to the Collateral Agent, for itself and on behalf of the Lenders, as collateral security for the Obligations, and acknowledges that all of such Liens and security interests, and all Collateral heretofore pledged as security for the Obligations, continues to be and remain collateral for the Obligations from and after the date hereof.

Dated:  May [___], 1999

PEGASO TELECOMUNICACIONES, S.A. DE C.V.

By:
     -----------------------------------

     Name:
          ------------------------------

     Title:
            ----------------------------

PEGASO PCS, S.A. DE C.V.

By:
     -----------------------------------

     Name:
          ------------------------------

     Title:
           -----------------------------


PEGASO RECURSOS HUMANOS, S.A. DE C.V.

By:
     -----------------------------------

     Name:
          ------------------------------

     Title:
           -----------------------------


CITIBANK, N.A., as Intercreditor Agent

By:
     -----------------------------------

     Name:
          ------------------------------

     Title:
           -----------------------------

                           AMENDMENT NO. 2 TO AMENDED

                         AND RESTATED CREDIT AGREEMENT

     THIS AMENDMENT NO. 2 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, dated as of November 28, 2000 (this "Amendment"), among PEGASO COMUNICACIONES Y SISTEMAS, S.A. DE C.V., a corporation organized under the laws of Mexico ("Borrower"), QUALCOMM INCORPORATED, a corporation organized under the laws of Delaware, ("QUALCOMM"), the lenders (each, a "Lender" and, collectively, the "Lenders") from time to time party to the Amended and Restated Credit Agreement (as defined below), and ABN AMRO BANK N.V. as administrative agent for the Lenders ("Administrative Agent").

                                    RECITALS

     WHEREAS, the Borrower has entered into that certain Amended and Restated Credit Agreement, dated as of December 15, 1998, by and among the Borrower, QUALCOMM, the Lenders and the Administrative Agent, as amended by that certain Amendment No. 1 to Amended and Restated Credit Agreement dated as of May 27, 1999 (as so amended, the "Credit Agreement").

     WHEREAS, the parties to the Credit Agreement desire to further amend the Credit Agreement as provided below, all in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

     SECTION 1. DEFINITIONS. Unless defined herein, all capitalized terms used herein shall have the meanings given to them in the Credit Agreement.

     SECTION 2. AMENDMENT TO CREDIT AGREEMENT.

          2.1 SECTION 9 (DEFINITIONS). Section 9 of the Credit Agreement is hereby amended by deleting the definition of Facility-2 Availability Period in its entirety, and inserting the following in lieu thereof:

          "Facility-2 Availability Period" shall mean the period commencing on November 28, 2000 and ending on December 31, 2002.

     SECTION 3. REFERENCE TO AND EFFECT ON CREDIT AGREEMENT AND OTHER FINANCING AGREEMENTS.

                                       1.

          (a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended by this Amendment and each reference in the Financing Agreements to the Credit Agreement shall also mean and be a reference to the Credit Agreement as amended by this Amendment.

          (b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement or any of the Financing Agreements, nor constitute a waiver of any provision of the Credit Agreement or any of the Financing Agreements.

     SECTION 4. REAFFIRMATION OF TERMS. This Amendment shall be construed in connection with and as part of the Financing Agreements and all terms, conditions, representations, warranties, covenants and agreements set forth in the Financing Agreements, except as herein waived or amended, are hereby ratified and confirmed and shall remain in full force and effect.

     SECTION 5. ACKNOWLEDGMENTS AND WAIVERS. Borrower hereby ratified and reaffirms the validity and enforceability of all of the Liens and security interests heretofore granted pursuant to the Common Agreement and the Security Documents referred to therein, for the benefit of the Lenders, as collateral security for the Senior Indebtedness, and acknowledges that all of such Liens and security interests, and all collateral pledged as security for the Senior Indebtedness, continues to be and remain collateral for the Senior Indebtedness from and after the date hereof.

     SECTION 6. RELEASE AND WAIVER.

          (a) Borrower hereby acknowledges and agrees that: (i) it has no claim or cause of action against any Lender or the Administrative Agent, or any of their officers, directors, employees, attorneys or other representatives or agents under the Financing Agreements with respect to any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind whatsoever which existed, arose or occurred at any time prior to the execution and delivery of this Amendment or which could arise concurrently with the effectiveness of this Amendment ("CLAIMS"); (ii) it has no offset or defense against any of its respective obligations, indebtedness or contracts in favor of any Lender or the Administrative Agent on account of any Claims; and (iii) it recognizes that each Lender and the Administrative Agent has heretofore properly performed and satisfied in a timely manner all of its obligations to and contracts with the Borrower relating to the Financing Agreements.

          (b) Although the Administrative Agent and Lenders regard their conduct as proper and do not believe the Borrower to have any claim, cause of action, offset or defense against any Lender or the Administrative Agent in connection with the Financing Agreements, Lenders and the Administrative Agent wish, and the Borrower agrees, to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters could impair or otherwise affect any rights, interests, contracts or remedies of any Lender or the Administrative Agent. Therefore, the Borrower unconditionally releases and waives as to all

                                       2.

Lenders and the Administrative Agent (1) any and all liabilities, indebtedness and obligations, whether known or unknown, of any kind of any Lender or the Administrative Agent to the Borrower arising under the Financing Agreements and which exist on the date hereof, except the obligations remaining to be performed by the Lenders as expressly stated in the Financing Agreements; (2) any legal, equitable or other obligations or duties, whether known or unknown, of the Lenders or of the Administrative Agent to the Borrower (and any rights of the Borrower against any Lender or the Administrative Agent) arising under the Financing Agreements and which exist on the date hereof besides those expressly stated in the Financing Agreements; (3) any and all claims under any oral or implied agreement, obligation or understanding with any Lender or the Administrative Agent, whether known or unknown, arising under the Financing Agreements and which exist on the date hereof; and (4) all other claims, causes of action or defenses of any kind whatsoever (if any), whether known or unknown, which the Borrower might otherwise have against any Lender or the Administrative Agent, on account of any Claims.

          (c) THE BORROWER AGREES TO ASSUME THE RISK OF ANY AND ALL UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CAUSES OF ACTION, CONTRACTS, LIABILITIES, INDEBTEDNESS AND OBLIGATIONS WHICH ARE RELEASED BY THIS AMENDMENT IN FAVOR OF ANY LENDER OR THE ADMINISTRATIVE AGENT, AND THE BORROWER HEREBY WAIVES AND RELEASES ALL RIGHTS AND BENEFITS WHICH IT MIGHT OTHERWISE HAVE UNDER THE LAW OF THE STATE OF NEW YORK AND THE LAW OF THE FEDERAL DISTRICT OF MEXICO WITH REGARD TO THE RELEASE OF SUCH UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CAUSES OF ACTION, CONTRACTS, LIABILITIES, INDEBTEDNESS AND OBLIGATIONS. TO THE EXTENT (IF ANY) WHICH ANY SUCH LAWS MAY BE APPLICABLE, THE BORROWER WAIVES AND RELEASES (TO THE MAXIMUM EXTENT PERMITTED BY LAW) ANY RIGHT OR DEFENSE WHICH IT MIGHT OTHERWISE HAVE UNDER ANY OTHER LAW OF ANY APPLICABLE JURISDICTION WHICH MIGHT LIMIT OR RESTRICT THE EFFECTIVENESS OR SCOPE OF ANY OF ITS WAIVERS OR RELEASES UNDER THIS AMENDMENT.

     SECTION 7. REPRESENTATIONS AND WARRANTIES. In order to induce the Lenders and the Administrative Agent to enter into this Amendment, the Borrower hereby represents, warrants and covenants to the Lenders and the Administrative Agent as follows:

          7.1 Immediately after giving effect to this Amendment (i) the representations and warranties contained in the Financing Agreements (other than those which expressly relate to a different date) are true, accurate and complete in all material respects as of the date hereof and (ii) no Default or Event of Default has occurred and is continuing;

          7.2 Pegaso shall deliver to the Administrative Agent, simultaneous with the execution of this Amendment No. 2, the Charter Documents of the Borrower as amended and restated effective April 2000. Such Charter Documents, as so amended and restated, remain true, accurate and complete and have not been amended, supplemented or restated subsequent to such date and are and continue to be in full force and effect;

                                       3.

     SECTION 8. COUNTERPARTS. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

     SECTION 9. EFFECTIVENESS. This Amendment shall be deemed effective upon the satisfaction of all of the following conditions precedent:

          9.1 AMENDMENT. Borrower shall have duly executed and delivered this Amendment to the Administrative Agent.

          9.2 ACKNOWLEDGMENT OF AMENDMENT AND REAFFIRMATION OF GUARANTY. The Administrative Agent shall have received the Acknowledgment of Amendment and Reaffirmation of Guaranty, duly executed and delivered by each Guarantor.

          9.3 PAYMENT OF REIMBURSEMENT AND INDEMNIFICATION OBLIGATIONS. Borrower shall have paid to the Lenders and the Administrative Agent all of its reimbursement and indemnification obligations owing under Section 11.1 of the Credit Agreement, including its obligation to pay all attorneys' fees and costs and other disbursements incurred by the Lenders or the Administrative Agent in connection with the negotiation, implementation, execution and enforcement of this Amendment and any acts contemplated hereby.

     SECTION 10. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York, United States, without reference to principles of conflicts of law (other than Section 5-1401 of the General Obligations Laws of the State of New York); provided, however, that in connection with any legal action or proceeding (other than an action to enforce a judgment obtained in another jurisdiction) brought in respect to this Agreement in the courts of Mexico or any political subdivision thereof, this Agreement shall be deemed to be an instrument made under the laws of Mexico and for such purposes shall be governed by, and construed in accordance with, the laws of the Federal District of Mexico.

                                       4.

                          ACKNOWLEDGEMENT OF AMENDMENT
                         AND REAFFIRMATION OF GUARANTY

Capitalized terms used but not defined in this Acknowledgement of Amendment and Reaffirmation of Guaranty shall have the meanings given to them in the Credit Agreement.

     SECTION 1. Each of the undersigned Guarantors hereby acknowledges and confirms that it has reviewed and approved the terms and conditions of the Amendment No. 1 to Credit Agreement dated as of even date herewith (the "Amendment").

     SECTION 2. Each of the Guarantors hereby consents to the Amendment and agrees that the Pegaso Guaranty Agreement relating to the Senior Indebtedness of the Borrower under the Credit Agreement shall continue in full force and effect, shall be valid and enforceable and shall not be impaired or otherwise affected by the execution of the Amendment or any other document or instrument delivered in connection herewith.

     SECTION 3. Each of the Guarantors severally represents and warrants that, after giving effect to the Amendment, all representations and warranties contained in the Pegaso Guaranty Agreement are true, accurate and complete as if made the date hereof.

     SECTION 4. Each of the Guarantors hereby ratifies and reaffirms the validity and enforceability of all of the Liens and security interests heretofore granted by it, pursuant to the Security Documents to the Administrative Agent, for itself and on behalf of the Senior Lenders, as collateral security for the Senior Indebtedness, and acknowledges that all of such Liens and security interests, and all Collateral heretofore pledged by it as security for the Senior Indebtedness, continues to be and remain collateral for the Senior Indebtedness from and after the date hereof.

Dated: November 28, 2000

PEGASO TELECOMUNICACIONES, S.A., DE C.V.

BY:  /s/ [SIGNATURE ILLEGIBLE]
    _______________________________

     Name: _________________________

     Title: ________________________


                                       1.

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                            PEGASO COMUNICACIONES Y SISTEMAS, S.A.
                            DE C.V.

                            By:     /s/ [SIGNATURE ILLEGIBLE]
                                 ------------------------------------------

                            Printed Name:
                                          ---------------------------------

                            Title:
                                   ----------------------------------------


                            ABN AMRO BANK N.V.,
                            as Administrative Agent

                            By:    /s/ Mary C. Casey    /s/ Milena Sopcic
                                -------------------------------------------

                            Printed Name:  Mary C. Casey     Milena Sopcic
                                          ---------------------------------

                            Title:
                                   Vice President  Assistant Vice President
                                   ----------------------------------------


                            QUALCOMM INCORPORATED
                            as a Lender

                            By:    /s/ Paul Fiskness
                                -------------------------------------------
                                   Paul Fiskness
                                   Vice President of Project Finance and
                                   Direct Investments


                            TELEFONAKTIEBOLAGET L.M. ERICSSON (PUBL) as a Lender

                            By:/s/[SIGNATURE ILLEGIBLE] /s/[SIGNATURE ILLEGIBLE]
                               -------------------------------------------

                            Printed Name:
                                          ---------------------------------

                            Title:
                                   ----------------------------------------


                                  5.

                                 PEGASO PCS, S.A. DE C.V.

                                 By:   /s/ [SIGNATURE ILLEGIBLE]
                                      ------------------------------------------

                                 Printed Name:
                                               ---------------------------------

                                 Title:
                                        ----------------------------------------


                                 PEGASO RECURSOS HUMANOS, S.A. DE C.V.

                                 By:    /s/ [SIGNATURE ILLEGIBLE]
                                     -------------------------------------------

                                 Printed Name:
                                               ---------------------------------

                                 Title:
                                        ----------------------------------------


                                 ABN AMRO BANK N.V.,
                                 as Administrative Agent

                                 By:    /s/ Mary C. Casey    /s/ Milena Sopcic
                                     -------------------------------------------

                                 Printed Name:  Mary C. Casey     Milena Sopcic
                                               ---------------------------------

                                 Title: Vice President  Assistant Vice President
                                        ----------------------------------------




                                       2.

                                                        PEGASO PCS, S.A. DE C.V.
                                               Paseo de los Tamarindos No. 400-A
[PEGASO LOGO]                                          Col. Bosques de las Lomas
                                                              Mexico, D.F. 05120
                                                   Tel: 5261-6600 Fax: 5261-6780


                                                                 January 3, 2001


RICHARD BERWICK
C/O QUALCOMM INC.
5775 MOOREHOUSE DRIVE
SAN DIEGO, CA 92121-1714

Dear Mr. Berwick,

Enclosed please find copy signed of the Amendment No. 2 to Amended and Restated Credit Agreement, these have the original signatures of all parties.

If you have any question, please call me at 011-52-5261-6757.

Regards,


/s/ FERNANDA LUNA

Fernanda Luna
Technical Contracts Assistant

                                                                  EXECUTION COPY

                           AMENDMENT NO. 3 TO AMENDED
                         AND RESTATED CREDIT AGREEMENT

              THIS AMENDMENT NO. 3 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, dated as of October 10, 2001 (this "Amendment"), is entered into by and among PEGASO COMUNICACIONES Y SISTEMAS, S.A. DE C.V., a corporation organized under the laws of Mexico ("Borrower"), the other members of the BORROWER GROUP, QUALCOMM INCORPORATED, a corporation organized under the laws of Delaware ("QUALCOMM"), TELEFONAKTIEBOLAGET L.M. ERICSSON (PUBL), a limited liability company organized under the laws of Sweden ("Ericsson"), the lenders from time to time party to the Credit Agreement (as defined below) (together with QUALCOMM and Ericsson, each a "Lender," and, collectively, the "Lenders"), and ABN AMRO BANK N.V. as administrative agent for the Lenders ("Administrative Agent").

                                    RECITALS

              WHEREAS, Borrower has entered into that certain Amended and Restated Credit Agreement, dated as of December 15, 1998, by and among Borrower, QUALCOMM, the Lenders and the Administrative Agent, as amended by that certain Amendment No. 1 to Amended and Restated Credit Agreement dated as of May 27, 1999, and that certain Amendment No. 2 to Amended and Restated Credit Agreement, dated as of November 28, 2000 (as so amended, the "Credit Agreement").

              WHEREAS, Borrower has entered into that certain Common Agreement, dated as of December 15, 1998, as the same may be amended, supplemented, modified or restated from time to time ("Common Agreement").

              WHEREAS, Borrower acknowledges, recognizes, certifies and represents to the Lenders and the Administrative Agent, that, as of the date of execution of this Amendment, the outstanding amount of principal plus accrued interest owed by Borrower as of the date hereof to (i) QUALCOMM under the Credit Agreement is US$268,565,648.30 and (ii) Ericsson under the Credit Agreement is US$39,446,198.70.

              WHEREAS, the shareholders of Holdings, Telefonica S.A. and Telefonica Moviles S.A. have entered into negotiations regarding the possible acquisition by Telefonica S.A. or an affiliate thereof ("Telefonica") of a majority of the outstanding capital stock of Holdings or substantially all of the assets of Holdings, a possible business combination involving Telefonica and Holdings or a possible strategic investment by Telefonica in Holdings (any of the foregoing, the "Telefonica Transaction").

              WHEREAS, Borrower has requested QUALCOMM and Ericsson to provide additional Facility-2 Commitments and QUALCOMM and Ericsson have agreed to provide additional Facility-2 Commitments to Borrower in the aggregate amount of US $150,000,000.

              WHEREAS, the parties to the Credit Agreement desire to amend the Credit Agreement to (i) amend the definition of "Total Commitment" by increasing the Facility-2 Commitments by $150,000,000 and (ii) revise Schedule 1.0 attached thereto to reflect QUALCOMM's additional Facility-2 Commitment of US $96,000,000 and Ericsson's additional

Facility-2 Commitment of US $54,000,000, all in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

              WHEREAS, Borrower intends to enter into a credit agreement (the "Facility 2 Alcatel Credit Agreement") subject to the terms and conditions of the Alcatel Commitment Letter.

              NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

       SECTION 1. DEFINITIONS. Unless defined herein, all capitalized terms used herein shall have the meanings given to them in the Credit Agreement and the Common Agreement.

       SECTION 2. AMENDMENTS TO CREDIT AGREEMENT

              2.1 SECTION 9 (DEFINITIONS). Section 9 is amended as follows:


                     (a) The introductory paragraph of Section 9 is amended by deleting such introductory paragraph with the following new introductory paragraph:

       "As used herein, the following terms shall have the meanings herein specified unless the context otherwise requires. Unless defined herein, all capitalized terms used herein shall have the meanings give to them in the Common Agreement. Defined terms in this Agreement shall include in the singular number the plural and in the plural the singular:"

                     (b) The definition of Total Commitment is amended by deleting the number "$300,000,000" and inserting in its place "$460,000,000."

              2.2 SCHEDULE 1.0. Schedule 1.0 attached to the Credit Agreement is hereby replaced in its entirety by Schedule 1.0 attached to this Amendment in order to reflect the increase in Facility-2 Commitments by QUALCOMM in the amount of US $96,000,000 (the "QUALCOMM Additional Commitment") and Ericsson in the amount of US $54,000,000 (the "Ericsson Additional Commitment").

       SECTION 3. COMMITMENTS AND AVAILABILITY OF VAT LOANS. Subject to and upon the terms and conditions set forth herein, the Credit Agreement and the Financing Agreements, Ericsson agrees to provide Borrower the Ericsson Additional Commitment and QUALCOMM agrees to provide Borrower the QUALCOMM Additional Commitment as follows:

              3.1 ERICSSON ADDITIONAL COMMITMENT. The Ericsson Additional Commitment shall be available upon (a) the occurrence of the Effective Date (as defined in Section 10 herein) and (b) the approval by Ericsson's board of directors of the Ericsson Additional Commitment and thereafter for a period of four (4) months.

              3.2 QUALCOMM ADDITIONAL COMMITMENT. The QUALCOMM Additional Commitment shall be available upon (i) receipt by QUALCOMM of duly executed definitive agreements relating to the Telefonica Transaction in form and substance reasonably satisfactory to QUALCOMM (the "Definitive Agreements"), (ii) the occurrence of the Effective Date and (iii) the full utilization by Borrower of the Ericsson Additional Commitment. QUALCOMM shall provide Loans to Borrower under the QUALCOMM Additional Commitment only upon receipt of a Loan Request and the supporting invoices in the manner and in accordance with the terms and conditions set forth in Section 1.5(b)(i) of the Credit Agreement.

              3.3 AVAILABILITY OF VAT LOANS. Notwithstanding anything to the contrary in Section 1.1(b) of the Credit Agreement and the definition of "VAT Facility Availability Period", the Lenders shall not be obligated to provide to Borrower VAT Loans until the Lenders shall have received executed copies of the Definitive Agreements.

              3.4 APPLICATION OF LOAN PROCEEDS. Borrower shall apply the proceeds from any Loans made under the Ericsson Additional Commitment and the Qualcomm Additional Commitment to pay any and all invoices which are now outstanding and due or may become outstanding and due from (i) Ericsson Radio Systems S.A. de C.V. ("ERS"), (ii) Ericsson Telecom, S.A. de C.V. ("Ericsson Telecom") and (iii) Ericsson Wireless Communications, Inc. ("Ericsson Wireless", and together with ERS and Ericsson Telecom, the "Ericsson Sellers") arising in connection with sales made by the Ericsson Sellers to Borrower of cdmaone infrastructure equipment, CDMA2000 infrastructure equipment and HDR infrastructure equipment, including without limitation radio base stations, base station controllers, mobile switching centers, HLRs, jambala platforms and the applications related thereto together with the provision of associated services thereto made by the Ericsson Sellers to Borrower pursuant to the: (A) Amended and Restated Equipment Purchase Agreement, as amended, in effect as of the Effective Date and executed originally between QUALCOMM and Borrower on May 24, 1999 and which agreement was assigned by QUALCOMM to ERS on May 24, 1999 which then was subsequently assigned by ERS to Ericsson Wireless on October 5, 1999, and (B) Amended and Restated Services Agreement, as amended, in effect as of the Effective Date and executed originally between QUALCOMM Wireless Services (Mexico), S.A. de C.V ("QWS") and Borrower on May 24, 1999 and which agreement was assigned by QWS to ERS on May 24, 1999 which then was subsequently assigned by ERS to Ericsson Telecom.

       SECTION 4. REFERENCE TO AND EFFECT ON CREDIT AGREEMENT AND OTHER FINANCING AGREEMENTS

                     (a) On the Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended by this Amendment and each reference in the Financing Agreements to the Credit Agreement shall also mean and be a reference to the Credit Agreement as amended by this Amendment.

                     (b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement or any of the Financing Agreements, nor constitute a waiver of any provision of the Credit Agreement or any of the Financing Agreements.

       SECTION 5. REAFFIRMATION OF TERMS. This Amendment shall be construed in connection with and as part of the Financing Agreements and all terms, conditions, representations, warranties, covenants and agreements set forth in the Financing Agreements, except as herein waived or amended, are hereby ratified and confirmed and shall remain in full force and effect.

       SECTION 6. ACKNOWLEDGMENTS AND WAIVERS. Each member of the Borrower Group hereby ratifies and reaffirms the validity and enforceability of all of the Liens and security interests heretofore granted pursuant to the Common Agreement and the Security Documents referred to therein, for the benefit of the Lenders, as collateral security for the Senior Indebtedness, and acknowledges that all of such Liens and security interests, and all collateral pledged as security for the Senior Indebtedness, continue to be and remain collateral for the Senior Indebtedness from and after the date hereof.

       SECTION 7. RELEASE AND WAIVER.

                     (a) Each member of the Borrower Group hereby acknowledges and agrees that: (i) it has no claim or cause of action against any Lender or the Administrative Agent, or any of their officers, directors, employees, attorneys or other representatives or agents under the Financing Agreements with respect to any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind whatsoever which existed, arose or occurred at any time prior to the execution and delivery of this Amendment or which could arise concurrently with the effectiveness of this Amendment ("Claims"); (ii) it has no offset or defense against any of its respective obligations, indebtedness or contracts in favor of any Lender or the Administrative Agent on account of any Claims; and (iii) it recognizes that each Lender and the Administrative Agent has heretofore properly performed and satisfied in a timely manner all of its obligations to and contracts with each member of the Borrower Group relating to the Financing Agreements.

                     (b) Although the Administrative Agent and Lenders regard their conduct as proper and do not believe any member of the Borrower Group to have any claim, cause of action, offset or defense against any Lender or the Administrative Agent in connection with the Financing Agreements, Lenders and the Administrative Agent wish, and each member of the Borrower Group agrees, to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters could impair or otherwise affect any rights, interests, contracts or remedies of any Lender or the Administrative Agent. Therefore, each member of the Borrower Group unconditionally releases and waives as to all Lenders and the Administrative Agent (1) any and all liabilities, indebtedness and obligations, whether known or unknown, of any kind of any Lender or the Administrative Agent to any member of the Borrower Group arising under the Financing Agreements and which exist on the date hereof, except the obligations remaining to be performed by the Lenders as expressly stated in the Financing Agreements; (2) any legal, equitable or other obligations or duties, whether known or unknown, of the Lenders or of the Administrative Agent to any member of the Borrower Group (and any rights of any member of the Borrower Group against any Lender or the Administrative Agent) arising under the Financing Agreements and which exist on the date hereof besides those expressly stated in the Financing Agreements; (3) any and all claims under any oral or implied agreement, obligation or understanding with any Lender or the Administrative Agent, whether known or unknown, arising under the Financing Agreements and which exist on the date hereof; and (4) all other claims, causes of action or defenses of any kind whatsoever (if any), whether known or unknown, which any member of the Borrower Group might otherwise have against any Lender or the Administrative Agent on account of any Claims.

                     (c) EACH MEMBER OF THE BORROWER GROUP AGREES TO ASSUME THE RISK OF ANY AND ALL UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CAUSES OF ACTION, CONTRACTS, LIABILITIES, INDEBTEDNESS AND OBLIGATIONS WHICH ARE RELEASED BY THIS AMENDMENT IN FAVOR OF ANY LENDER OR THE ADMINISTRATIVE AGENT, AND EACH MEMBER OF THE BORROWER GROUP HEREBY WAIVES AND RELEASES ALL RIGHTS AND BENEFITS WHICH IT MIGHT OTHERWISE HAVE UNDER THE LAW OF THE STATE OF NEW YORK AND THE LAW OF THE FEDERAL DISTRICT OF MEXICO WITH REGARD TO THE RELEASE OF SUCH UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CAUSES OF ACTION, CONTRACTS, LIABILITIES, INDEBTEDNESS AND OBLIGATIONS, TO THE EXTENT (IF ANY) WHICH ANY SUCH LAWS MAY BE APPLICABLE, EACH MEMBER OF THE BORROWER GROUP WAIVES AND RELEASES (TO THE MAXIMUM EXTENT PERMITTED BY LAW) ANY RIGHT OR DEFENSE WHICH IT MIGHT OTHERWISE HAVE UNDER ANY OTHER LAW OF ANY APPLICABLE JURISDICTION WHICH MIGHT LIMIT OR RESTRICT THE EFFECTIVENESS OR SCOPE OF ANY OF ITS WAIVERS OR RELEASES UNDER THIS AMENDMENT.

       SECTION 8. REPRESENTATIONS AND WARRANTIES. In order to induce the Lenders and the Administrative Agent to enter into this Amendment, each member of the Borrower Group hereby represents, warrants and covenants to the Lenders and the Administrative Agent as follows:

              8.1 Immediately after giving effect to this Amendment (i) the representations and warranties contained in the Financing Agreements (other than those which expressly relate to a different date) are true, accurate and complete in all material respects as if made as of the Effective Date, (ii) other than to the extent expressly waived in writing by the Lenders, no Default or Event of Default has occurred and is continuing and (iii) all references to the Credit Agreement in the Financing Agreements shall be deemed to be references to the Credit Agreement as amended by this Amendment;

              8.2 The Charter Documents of (i) Borrower delivered to the Administrative Agent remain true, accurate and complete and have not been amended, supplemented or restated subsequent to October, 2001 and continue to be in full force and effect, and (ii) each other member of the Borrower Group delivered to the Administrative Agent on the Closing Date remain true, accurate and complete and have not been amended, supplemented or restated subsequent to such date and continue to be in full force and effect.

              8.3 The execution, delivery and the performance of obligations of this Amendment by each member of the Borrower Group has been duly authorized by all requisite corporate action. This Amendment, as of the Effective Date, constitutes the valid and binding obligations of each member of the Borrower Group, enforceable in accordance with the terms herein.

              8.4 The execution, delivery and performance of this Amendment do not and will not (i) violate or conflict with the certificate of incorporation or by-laws of any member of the Borrower Group, (ii) conflict with or violate any Applicable Law, or (iii) result in any breach of, or constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, or give to any Person any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any Lien on any of the material assets or properties of any member of the Borrower Group pursuant to, any contract or other instrument relating to such assets or properties to which a member of the Borrower Group is a party or by which any of such assets or properties is bound or affected, except as would not, individually or in the aggregate, materially impair the ability of the member Borrower to consummate the transactions contemplated by this Amendment.

       SECTION 9. COUNTERPARTS. This Amendment may he executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

       SECTION 10. EFFECTIVENESS. This Amendment shall be deemed effective upon the satisfaction of all of the following conditions precedent ("Effective Date"):

              10.1 AMENDMENT. Each member of the Borrower Group and each Lender shall have duly executed and delivered this Amendment to the Administrative Agent.

              10.2 ACKNOWLEDGMENT OF AMENDMENT AND REAFFIRMATION OF GUARANTY. The Administrative Agent shall have received the Acknowledgment of Amendment and Reaffirmation of Guaranty (in English and Spanish), duly executed and delivered by each Guarantor.

              10.3 CERTIFIED RESOLUTIONS. The Administrative Agent shall have received for each member of the Borrower Group a certificate of the appropriate officers of such member of the Borrower Group dated as of the date hereof and as of the Effective Date certifying (i) the names and true signatures of the incumbent officers of such member of the Borrower Group authorized to sign this Amendment, (ii) the resolutions of such member's Board of Directors approving and authorizing the execution, delivery and performance of this Amendment, and
(iii) that there have been no changes in the Charter Documents of (A) Borrower since October 2001 and (B) each other member of the Borrower Group since the date of certification thereof to Administrative Agent in connection with the closing of the Financing Agreements.

              10.4 PAYMENT OF REIMBURSEMENT AND INDEMNIFICATION OBLIGATIONS. Each member of the Borrower Group shall have paid to the Lenders and the Administrative Agent all of its reimbursement and indemnification obligations owing under Section 11.1 of the Credit Agreement, including its obligation to pay all attorneys' fees and costs and other disbursements incurred by the Lenders or the Administrative Agent in connection with the negotiation, implementation, execution and enforcement of this Amendment and any acts contemplated thereby.

              10.5 EXECUTION AND DELIVERY OF FACILITY 2 ALCATEL CREDIT AGREEMENT. Borrower shall have duly executed and delivered to the Administrative Agent and each Lender the Facility 2 Alcatel Credit Agreement pursuant to Section 4.3(a) of the Credit Agreement and all conditions to the effectiveness of the Facility 2 Alcatel Credit Agreement shall have been satisfied or waived by the Lenders thereunder.

              10.6 OTHER DOCUMENTS AND ACTIONS. Borrower shall have duly executed and delivered to the Administrative Agent any other documents (including opinions and certificates) or taken any other actions as may be reasonably requested by the Lenders or the Administrative Agent for purposes related to this Amendment.

       SECTION 11. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York, United States, without reference to principles of conflicts of law (other than Section 5-1401 of the General Obligations Laws of the State of New York); provided, however, that in connection with any legal action or proceeding (other than an action to enforce a judgment obtained in another jurisdiction) brought in respect to this Amendment in the courts of Mexico or any political subdivision thereof, this Amendment shall be deemed to be an instrument made under the laws of Mexico and for such purposes shall be governed by, and construed in accordance with, the laws of the Federal District of Mexico.

                             [SIGNATURES TO FOLLOW]

              IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                    PEGASO COMUNICACIONES Y SISTEMAS, S.A. DE C.V.

                    By:
                       ------------------------------------------
                    Printed Name:
                                 --------------------------------
                    Title:
                          ---------------------------------------


                    PEGASO TELECOMUNICACIONES Y SISTEMAS, S.A. DE C.V.

                    By:
                       ------------------------------------------
                    Printed Name:
                                 --------------------------------
                    Title:
                          ---------------------------------------


                    PEGASO PCS, S.A. DE C.V.

                    By:
                       ------------------------------------------
                    Printed Name:
                                 --------------------------------
                    Title:
                          ---------------------------------------


                    PEGASO RECURSOS HUMANOS, S.A. DE C.V.

                    By:
                       ------------------------------------------
                    Printed Name:
                                 --------------------------------
                    Title:
                          ---------------------------------------

                    ABN AMRO BANK N.V.
                    as Administrative Agent

                    By:
                       ------------------------------------------
                    Printed Name:
                                 --------------------------------
                    Title:
                          ---------------------------------------


                    By:
                       ------------------------------------------
                    Printed Name:
                                 --------------------------------
                    Title:
                          ---------------------------------------


                    QUALCOMM INCORPORATED
                    as a Lender

                    By:
                       ------------------------------------------
                    Printed Name:
                                 --------------------------------
                    Title:
                          ---------------------------------------


                    TELEFONAKTIEBOLAGET L.M. ERICSSON (PUBL) as a Lender

                    By:
                       ------------------------------------------
                    Printed Name:
                                 --------------------------------
                    Title:
                          ---------------------------------------

                                  SCHEDULE 1.0

                                   COMMITMENTS


LENDER              FACILITY-1            FACILITY-2           VAT LOAN                 TOTAL
---------------------------------------------------------------------------------------------------
QUALCOMM            $180,601,616.00       $167,353,153.24      $17,045,230.76       $365,000,000.00

Ericsson            $ 19,398,384.00       $ 72,646,846.76      $ 2,954,769.24       $ 95,000,000.00

---------------------------------------------------------------------------------------------------
TOTAL:              $200,000,000.00       $240,000,000.00      $20,000,000.00       $460,000,000.00
                                                                                    ===============

NOTE: The foregoing Commitments are subject to the maximum aggregate commitment in the amount of the Total Commitment, an amount which is less than the sum of the Commitments set forth above.